Exhibit 10.2

ORION Exploration Partners, LLC www.orionexploration.com
FINAL

PARTICIPATION AND AMI AGREEMENT

COWBOY PROSPECT

This Participation and AMI Agreement (the “Agreement”) is by and between Orion Exploration Partners, LLC, an Oklahoma limited liability company (“ORION”), and Evolution Petroleum OK, Inc., a Texas corporation (“EPC”). EPC and ORION and/or their respective permitted assignees (each individually a “PARTY” and collectively the “PARTIES”) desire to set forth the terms and conditions of their agreement concerning each PARTY’s participation in ORION’s Cowboy Prospect encompassing the lands described in Exhibit “A” attached hereto, all of said lands being located in Kay County, Oklahoma (the “Project”).

A.                                        Contemporaneously with the execution of this Agreement, ORION and EPC have consummated a purchase and sale transaction under a Lease Acquisition Agreement dated April 17, 2012 (“Purchase Agreement”), pursuant to which EPC has acquired an undivided interest in the oil, gas and/or mineral leases, interests acquired under forced pooling orders or farmin agreements and other related interests owned by ORION and described on Exhibit “B” attached hereto (the “Initial Interests”) equal to EPC’s Proportionate Share (as defined below) of ORION’ s interest in and to the Initial Interests:

B.                                          Each of the Initial Interests is located within the Project.

C.                                         Subject to the other terms of this Agreement, each PARTY has agreed to participate with an undivided interest in the Project as set forth opposite its name in the table set forth below (each such PARTY’s interest set forth in such table is herein referred to as such PARTY’s “Proportionate Share”):

PARTY		Proportionate Share

EPC		45%
ORION		55%
	Total:	100%

D.                                         It is the PARTIES’ intent that ORION will acquire additional Drilling Rights (as defined below) within the Project and that each PARTY will, or will have the opportunity to, acquire its Proportionate Share of any new Drilling Rights acquired in accordance with the terms and conditions of this Agreement and to participate in the exploration and development of the Project.

E.                                           Capitalized terms not defined above or in the body of this Agreement shall have the meanings given to them in Section XIX(a) below.

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NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual promises, covenants, terms, conditions and provisions contained in this Agreement, the PARTIES hereby agree as follows:

I.                                         QUARTERLY MEETINGS

Once every three (3) months during the term of this Agreement, the PARTIES shall meet at a mutually agreed time in ORION’s offices to conduct a review of the activities under this Agreement and ORION’s plans and budgets for activities under this Agreement for the following twelve (12) months, including proposed leasing activities, technical updates, and drilling, workover and other well operation schedules. As a forty-five percent (45%) owner of the Initial Interests and a development co-tenant in the Project (subject to provisions of this Agreement), ORION agrees that EPC shall have meaningful input at such meetings respecting ORION’s proposed budgets, leasing activities and drilling schedules. To facilitate EPC’s ability to make substantive contributions at quarterly meetings, ORION shall, in advance of such meetings, deliver in writing to EPC a meeting agenda that sets forth (a) specific opportunities within the lands covered by the Project (all lands within the Project, the “AMI”) in which ORION will recommend the immediate acquisition of Drilling Rights for future exploration and development (with the anticipated Acquisition Costs incident to acquiring such Drilling Rights, if available), (b) drilling plans (whether producing wells or saltwater disposal wells) for the ensuing twelve (12) months including, to the extent determined by ORION, proposed well locations, planned lateral lengths and anticipated Well Costs (as defined herein), and (c) technical topics and/or budget issues to be discussed at the upcoming meeting.

II.                                          LEASE ACQUISITION

(a)                                  ORION Acquired Leases.

(i)                                     From the date hereof until September 30, 2012 (“Acquisition Period”), ORION shall conduct, direct and control the acquisition of Drilling Rights in the AMI on behalf of EPC and itself. During the Acquisition Period, ORION shall, subject to the partial reimbursement obligations of EPC set forth below, be responsible for payment of all third-party costs associated with the acquisition of Drilling Rights within the AMI, such as, but not limited to, mineral takeoffs, oil and gas lease ownership reports and legal expenses directly and reasonably incurred in acquiring the Drilling Rights (but specifically excluding acquisition, drilling or division order title opinions), oil and gas lease bonuses, delay rentals, all third-party expenses and/or fees associated with farming-in Drilling Rights, purchasing mineral interests and/or royalties, broker’s fees, prepaid rentals and/or any other third party expense incurred and paid by ORION in acquiring the Drilling Rights (hereinafter referred to as “Acquisition Costs”). For the avoidance of doubt, Acquisition Costs shall include no overhead, general and administrative or other internal expenses of ORION associated with the acquisition of Drilling Rights; ORION acknowledging that its use of company employees or other resources are being fully compensated for by EPC through its payment of the AMI Management Fee.

(ii)                                  During the Acquisition Period, ORION shall acquire Drilling Rights in the AMI on behalf of EPC and itself; provided, however, ORION shall not expend on

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behalf of EPC and itself more than $100,000 per month for the combined interests of ORION and EPC (“Monthly Cap”) for Drilling Rights within the AMI without the prior written approval of EPC. If such expenditure threshold is exceeded and EPC does not give its prior written approval, such Drilling Rights acquired by ORION that are attributable to Acquisition Costs in excess of the Monthly Cap (“Excess Drilling Rights”) shall be treated as AMI Interests subject to Section II(b) below. At the end of each calendar month, ORION shall deliver written notice to EPC notifying it of (A) the Drilling Rights acquired within the AMI in the previous month, including the material terms and conditions of each Drilling Right, and (B) the Governmental Section within which each Drilling Right is located, in addition to the information required pursuant to Section II(c) below. EPC shall be obligated to pay for its Proportionate Share of such Drilling Rights (including any Drilling Rights acquired before the date hereof but not included in the Initial Interests) on an actual cost basis (i.e. actual Acquisition Costs) plus a one percent (1%) AMI Management Fee (the “AMI Management Fee”); provided, however, that the AMI Management Fee shall not be applicable or due from EPC for any Drilling Rights comprised of interests acquired by or on behalf of ORION through forced pooling proceedings brought before the Oklahoma Corporation Commission (“OCC”).

(iii)                               ORION will send a joint interest billing (“JIB”) to EPC for its share of Acquisition Costs (determined in accordance with the above) incurred for Drilling Rights acquired the previous month within the AMI, plus the AMI Management Fee, on or before the 10th day of each month. The JIB shall itemize Acquisition Costs on a Governmental Section-by-Governmental Section basis. EPC shall pay all JIBs within twenty (20) days from receipt thereof or the last day of the month, whichever is later. If EPC fails to pay a JIB when due, and such failure to pay is not remedied within ten (10) days following receipt by EPC of ORION’s written notice of such failure to pay, EPC shall be in breach of this Agreement and, in addition to all other remedies available to ORION, at law or equity, EPC shall have no (A) right, title or interest in and to the applicable Drilling Rights subject to such non-payment and (B) rights to participate in the drilling of any wells proposed by ORION within the Governmental Section(s) subject to such non-payment for so long as such invoiced amounts remain outstanding. Notwithstanding the foregoing, EPC shall have no obligation to pay any items disputed in good faith set forth on a JIB until such dispute has been resolved in accordance with this Agreement or the applicable Operating Agreement; the intent being that, pending resolution of any amount disputed in good faith, EPC shall not be penalized under this Section II(a)(iii) in connection with such disputed amounts; provided, however, that, pending resolution of any such dispute, EPC shall pay (X) all undisputed amounts when due under this Section II(a)(iii), and (Y) in connection with any wells or operations in which EPC elects to participate under this Agreement or the applicable Operating Agreement, EPC shall pay when due its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) of any Drilling and Completion Costs, Fracing Costs, or other Well Costs in accordance with the terms and conditions of this Agreement and the applicable Operating Agreement.

(iv)                              ORION shall assign to EPC its Proportionate Share of the Drilling Rights acquired pursuant to this Section II(a). In assigning Drilling Rights to EPC, ORION shall use a form of Partial Assignment of Oil and Gas Leases (“Assignment”) substantially identical to the Partial Assignment of Oil and Gas Leases attached hereto as Exhibit “C”. ORION will execute and deliver to EPC each Assignment of Drilling Rights within five (5) days of receipt of payment by EPC of its Proportionate Share of Acquisition Costs for such Drilling Rights plus the

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AMI Management Fee; provided, however, upon termination of this Agreement, ORION shall, within five (5) Business Days of termination, prepare and deliver an Assignment to EPC of any previously unassigned Drilling Rights owed to EPC. Notwithstanding anything in this Section II(a)(iv) to the contrary, ORION may withhold Assignments of Drilling Rights for so long as EPC has not paid any outstanding invoices for any such Drilling Rights submitted by ORION, as provided herein. Once an Assignment from ORION to EPC is required to be made hereunder, regardless of when actually executed or delivered, the interest to be assigned shall be deemed earned as of the effective date of the conveyance into ORION of such interest, and ORION shall then be obligated to execute and deliver the Assignment as provided herein, and ORION shall protect and defend the title to each earned interest until the Assignment thereof is executed and delivered to EPC.

(b)                            Other Drilling Right Acquisitions; AMI Interests.

(i)                                     Nothing herein shall prohibit any PARTY from acquiring any Drilling Rights or any interest in salt water disposal facilities; provided that if, during the AMI Term (A) EPC should acquire any Drilling Rights or any interests in any salt water disposal facilities within the AMI, or (B) ORION should acquire any Drilling Rights or any interests in any salt water disposal facilities within the AMI after the Acquisition Period, or any Excess Drilling Rights during the Acquisition Period (in each case, an “Acquiring Party” and each such acquired interest, an “AMI Interest”), the other PARTY shall have a first and prior right to acquire its respective Proportionate Share of such AMI Interest on the terms and provisions provided in this Section II(b).

(ii)                                  In the event an Acquiring Party acquires or proposes to acquire an AMI Interest, the Acquiring Party shall promptly give written notice thereof (an “Acquisition Notice”) to the other PARTY (the “Notified Party”) and the Notified Party shall have thirty (30) days after receipt of the Acquisition Notice within which to elect to participate as to its Proportionate Share of such AMI Interest (and failure to respond in writing within said time shall be deemed an election not to so acquire). If a Notified Party elects or is deemed to have elected not to participate as to its Proportionate Share in such AMI Interest, the non-participating Notified Party shall have no right, title or interest in or claim to such AMI Interest. In the event a Notified Party elects to participate in the AMI Interest, then such AMI Interest shall become subject to this Agreement; otherwise (i.e. if a Notified Party fails to timely elect, or affirmatively elects not, to participate), the acquired AMI Interest shall be owned by the Acquiring Party and shall not be subject to the terms and provisions of this Agreement.

(iii)                               If a Notified Party timely elects to acquire its share of any AMI Interest, then such Notified Party (a “Participating Party”) shall be deemed to have incurred an irrevocable (A) obligation and agreement to pay its Proportionate Share of the actual cost and expenses which are or become due and payable to acquire or earn the AMI Interests (“AMI Interest Costs”), and (B) assumption of its share of all other obligations under any purchase and sale agreements, farmouts or other agreements applicable to such jointly acquired AMI Interests. In the event a Participating Party shall fail to timely pay any amounts due under clauses (A) or (B) above (i.e., in the manner prescribed in Section II(a)(iii) above including, for the avoidance of doubt, the ten-day cure period provided for in Section II(a)(iii)), the Acquiring Party may elect by written notice to such defaulting party given at any time after such failure to pay and prior to

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receipt of payment to treat such defaulting party as a non-participating Notified Party under clause (ii) of this Section II(b), in which event such deemed non-participating Notified Party shall have no right, title or interest in and to the applicable AMI Interest that may be acquired or earned.

(iv)                              In the case of a farmout, notwithstanding Section II(b)(iii)(A) above, no Participating Party shall be required to join in and pay for the completion of any well once casing point has been reached (if there is a casing point election under the applicable farmout or operating agreement) or to join in and pay for the drilling of any well if under the farmout the drilling of such well is optional rather than obligatory. If a farmout is acquired under which the drilling of any well is optional and any Participating Party elects not to join in the drilling of such well, then all Drilling Rights that may be earned (including rights to drill subsequent wells and earn additional Drilling Rights) by the drilling of such well shall be relinquished and all such rights shall be owned by the PARTY participating in the drilling of such well. A PARTY which has participated in the drilling of a well under a farmout but which elects not to participate in a completion attempt shall not be entitled to participate and acquire any interest in Drilling Rights earned by the drilling of such well if the farmout requires a completion attempt or a producing well to earn the Drilling Rights subject to the farmout, but the Drilling Rights earned shall be owned solely by the PARTY completing the earning well.

(v)                                 In assigning any AMI Interest to a Participating Party, the Acquiring Party shall use the form of the Assignment. The provisions of this Section II(bj shall apply only to AMI Interests acquired by (A) EPC after the date of this Agreement and during the AMI Term, and (B) ORION after the end of the Acquisition Period and during the AMI Term or, to the extent such AMI Interests are Excess Drilling Rights, at any time after the date of this Agreement and during the AMI Term.

(c)                             Information to be Provided. In the event a PARTY is required to offer the other PARTY the right to participate in the acquisition of any Drilling Rights or AMI Interests pursuant to this Section II, the PARTY offering such rights shall include in the offer notice to the other PARTY copies of all relevant agreements, including any proposed purchase and sale agreement or, if no such agreement exists, a term sheet showing the relevant acquisition terms including a schedule of any leases to be acquired or earned, the Acquisition Costs, AMI Interest Costs or, if a farmout, an AFE for the estimated actual costs of performing the operations necessary to earn the interest under the farmout, copies of all title information pertaining to the Drilling Rights or AMI Interests to be acquired that is available to the offering PARTY (including the net acres available, applicable primary terms and applicable lessor’s royalties), a copy of any Phase I environmental site assessment obtained and, if the acquisition is a saltwater disposal well, the capacity and condition of the well (including, if in such offering PARTY’s actual possession or reasonably accessible to the offering PARTY free of cost, evidence that such well has passed, or is able to pass, mechanical integrity tests). In addition to the foregoing, the offering PARTY shall deliver to the other PARTY copies of such additional agreements, data, schedules, and other information in the offering PARTY’s possession as the other PARTY may reasonably request in order to evaluate whether to participate in the acquisition of the Drilling Rights or AMI Interests. In the case of a saltwater disposal facility, if the Acquiring Party has not conducted or obtained a Phase I environmental site assessment, a Notified Party shall have the right to conduct its own Phase I environmental site assessment with respect to the

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facility to be acquired in which event the Notified Party shall have sixty (60) days after receipt of the Acquisition Notice to elect to acquire its Proportionate Share in the saltwater disposal facilities.

(d)                            Affiliate Acquisitions. The provisions of this Section II shall apply to Drilling Rights and AMI Interests acquired not only by the PARTIES, but also to Drilling Rights and AMI Interests so acquired by any Affiliate of a PARTY or a representative or agent of either of them. Each PARTY covenants and agrees with the other PARTY that it will cause each of its Affiliates, representatives and agents to comply with the provisions of this Section II in the same manner and with the same effect as if such Affiliate, representative or agent was a PARTY. Further, each PARTY agrees to indemnify and hold harmless the other PARTY from any and all losses and damages for failure to fully comply with the foregoing covenant and agreement respecting such PARTY’s Affiliates, representatives or agents.

III.                                           TITLE REPRESENTATIONS AND VERIFICATION OF DRILLING RIGHTS

The representations of title made by any PARTY herein, as well as all Assignments required herein to be made, or caused to be made, by a PARTY, are made without warranty of title except by, through or under the PARTY (which for the avoidance of doubt, will include any parties acquiring Drilling Rights or AMI Interests on behalf of a PARTY), but not otherwise. Except for the special warranty of title set forth in the Assignment, no PARTY makes any other warranty of title regarding Drilling Rights or AMI Interests acquired hereunder.

IV.                                          COMMITMENT WELLS

(a)                             Designation of Commitment Wells. As used herein, the “Commitment Wells” shall be (i) the first three (3) wells drilled under this Agreement, plus (ii) subject to Section IV(b) below, a single, substitute well (“Substitute Well”), if any, for the first well which fails to meet the “Qualifying Criteria” as defined below for a saltwater disposal well or horizontal producing well. The PARTIES contemplate that the first three (3) Commitment Wells shall be as follows, each of which being more particularly described on Exhibits “E-1”, “E-2” and “E-3”, inclusive of the applicable AFEs:

Well Name; Surface
Well		Location; Objective
No.	Well Type	Formation	Qualifying Criteria

1	Saltwater disposal	Hercyk SWD #1-31, located	Must be drilled and completed to the Arbuckle
	well	150’ fnl, 150’ fwl, Section
31-27N-2E, Kay County,
Oklahoma; Objective Formation:
Arbuckle

2	Horizontal, producing	Sneath #1-24H with a	Well must be drilled to at least a 1,500’ horizontal
surface location 175’ fsl,
900’ fel, Section 24-27N-1E;

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		with a proposed bottom hole	displacement in the Mississippian Formation (in accordance with the applicable AFE)
location 150’ fnl, 1,900’ fel,
Section 24-27N-1E, Kay
County, Oklahoma;
Objective Formation:
Mississippian Formation

3	Horizontal, producing	Hendrickson Trust #1-1H,	Well must be drilled to at least a 1,500’ horizontal displacement in the Mississippian Formation (in accordance with the applicable AFE)
with a surface location 150’
fnl, 660’ fel, Section 1-26N-
1E; with a proposed bottom
hole location 150’ fsl, 660’
fel, Section 1-26N-1E, Kay
County, Oklahoma;
Objective Formation:
Mississippian Formation

The PARTIES agree that the Hercyk SWD #1-31 well will be the first well drilled under this Agreement. For the avoidance of doubt, EPC is committing under this Section IV to participate in a maximum of one (1) Substitute Well.

(b)                            Commitment to Participate. Each PARTY hereby irrevocably commits toparticipate and prepay for its Proportionate Share (proportionately reduced, if applicable, to its working interest in a Drilling Unit) of the cost to drill and complete (or plug and abandon) the Commitment Wells together with a one percent (1%) Management Fee, all as more fully set forth below. The anticipated spud date for the first of the Commitment Wells is May 15, 2012, with the third of the Commitment Wells to be spud no later than September 1, 2012; provided, however, ORION shall, subject to any delay due to Force Majeure, use commercially reasonable efforts to spud the third Commitment Well no later than August 1, 2012. Each Commitment Well shall be drilled and completed (or plugged and abandoned) in accordance with the terms and conditions of this Agreement, and, to the extent not inconsistent with this Agreement, the Operating Agreement. EPC shall have no right to go non-consent in or, prior to ORION’s drilling and, if applicable, completion of the applicable Commitment Well, to propose an alternative operation to any Commitment Well. If, during the drilling of a Commitment Well, the same is abandoned prior to such Commitment Well meeting the Qualifying Criteria for such well due to (A) mechanical difficulties, down hole obstructions, the encountering of granite or other practically impenetrable rock or substances, or (B) the encountering of conditions in the hole which render further operations impractical, or (C) any other reason not within ORION’s control, the following shall apply:

(i)                                     If such abandoned well was the first Commitment Well that failed to meet the Qualifying Criteria, such abandoned well shall not count as one of EPC’s obligatory Commitment Wells under this Agreement, the number of Commitment Wells required under this Agreement shall not be reduced by the attempted drilling of such abandoned well and EPC shall be obligated to participate in a Substitute Well for such abandoned well (which Substitute Well shall count as one of EPC’s obligatory Commitment Wells).

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(ii)                                  To the extent EPC funds its Proportionate Share (proportionately reduced, if applicable, to its working interest in a Drilling Unit) and Carry Share of Well Costs, whether for a completed Commitment Well, a failed (i.e., plugged and abandoned) Commitment Well, an abandoned well under this Section IV(b) or a Substitute Well proposed by ORION pursuant to this Section IV, such well shall be treated as a Carry Well and such expenditures shall apply, dollar for dollar, against the Carry Cap; in each case, for purposes of Section V below.

(c)                             Payment of Well Costs for Commitment Wells. ORION shall require prepayment of Drilling and Completion Costs and Fracing Costs for each of the Commitment Wells to be drilled pursuant to this Agreement, payable by EPC as follows:

(i)                                     On the date hereof, ORION will deliver an invoice to EPC for estimated Drilling and Completion Costs applicable to the first Commitment Well (Hercyk SWD #1-31) (based upon the AFE attached hereto as a part of Exhibit “E-1”) and EPC shall pay its Proportionate Share and Carry Share of such Drilling and Completion Costs contemporaneously with the execution of this Agreement;

(ii)                                  With respect to the second Commitment Well (Sneath #1-24H), (A) EPC shall pay on the date hereof its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and Carry Share of ten percent (10%) of the Drilling and Completion Costs (based upon the applicable AFE attached hereto as a part of Exhibit “E-2”) for such second Commitment Well, and (B) ORION shall deliver to EPC an invoice for the portion of the Drilling and Completion Costs (based upon the applicable AFE) not paid under clause (A) above no earlier than twenty (20) Business Days prior to the date the drilling rig is scheduled to be moved onto the well location for the second Commitment Well and EPC shall pay its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and Carry Share of such Drilling and Completion Costs within ten (10) Business Days of EPC’s receipt from ORION of such invoice;

(iii)                               With respect to the third Commitment Well (Hendrickson Trust #1-1H), (A) EPC shall pay on the date hereof its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and Carry Share of fifteen percent (15%) of the Drilling and Completion Costs (based upon the applicable AFE attached hereto as a part of Exhibit “E-3”) for such third Commitment Well, and (B) ORION shall deliver to EPC an invoice for the portion of the Drilling and Completion Costs (based upon the applicable AFE) not paid under clause (A) above no earlier than twenty (20) Business Days prior to the date the drilling rig is scheduled to be moved onto the well location for the third Commitment Well and EPC shall pay its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and Carry Share of such Drilling and Completion Costs within ten (10) Business Days of EPC’s receipt from ORION of such invoice;

(iv)                              Should the Substitute Well prove necessary, ORION will deliver to EPC an AFE for such Substitute Well, whereupon (A) EPC shall pay within fifteen (15) days of its receipt of such AFE its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and Carry Share of ten percent (10%) of the

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Drilling and Completion Costs for such Substitute Well (based upon such AFE), and (B) ORION shall thereafter deliver to EPC an invoice for the portion of the Drilling and Completion Costs (based upon such AFE) not paid under clause (A) no earlier than twenty (20) Business Days prior to the date the drilling rig is scheduled to be moved onto the well location for the Substitute Well and EPC shall pay its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and Carry Share of the balance of such Drilling and Completion Costs within ten (10) Business Days of EPC’s receipt from ORION of such invoice;

(v)           ORION shall separately invoice EPC for Fracing Costs applicable to each Commitment Well other than the Hercyk SWD #1-31. ORION’s invoice shall be tendered to EPC no earlier than thirty (30) days prior to the date fracing operations are’scheduled to commence and EPC shall then have ten (10) days after receipt of invoice within which to pay its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and Carry Share of the invoiced Fracing Costs; and

(vi)          Notwithstanding anything contained in this Section IV(c) to the contrary, EPC’s obligation to pay its Carry Share of invoiced Drilling and Completion Costs, Fracing Costs and/or other Well Costs is expressly subject to the Carry Cap and EPC’s rights under Section V(b) below; the intent being that EPC shall fund only its Proportionate Share (and not its Carry Share), proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit, of Drilling and Completion Costs, Fracing Costs and/or other Well Costs to the extent invoiced amounts exceed the Carry Cap or EPC exercises its right to satisfy its carry obligations under this Agreement by paying ORION the balance of the Carry Cap pursuant to Section V(b).

(d)                   Failure to Pay. If EPC fails to pay any invoice from ORION pursuant to Section IV(c) for the prepayment of costs with respect to a Commitment Well by the date such prepayment is due, and such failure to pay is not cured within ten (10) Business Days of EPC’s receipt of a written notice from ORION of such failure to pay, then EPC shall be considered in breach of its obligations under this Agreement. In such event, at ORION’ s option, in lieu of all other remedies available to ORION, (i) EPC shall have no rights in the applicable Commitment Well, (ii) all rights of EPC in this Agreement and in the Project shall terminate, and (iii) except as hereinafter provided in this Section IV(d), all of EPC’s right, title and interest in the Initial Interests shall automatically be relinquished and re-vested in ORION and EPC shall reassign to ORION all of its right, title and interest in the Initial Interests under this Agreement, free of all lease burdens, overriding royalties, payments out of production or any other encumbrances created by, through or under EPC but not otherwise; provided, however, that EPC shall retain all right, title and interest in (A) any Commitment Well drilled for which EPC has timely and fully paid all properly submitted invoices, and (B) the associated acreage assigned to EPC in the applicable Governmental Section for any such timely and fully paid for Commitment Well.

V. CARRY WELLS

(a)                   Carried Interest. EPC agrees that the Commitment Wells and next ensuing Subsequent Wells that are either saltwater disposal wells or wells targeting the Mississippian Formation (as set forth in the applicable AFE) proposed and drilled under this Agreement while

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any balance remains under the Carry Cap (each a “Carry Well”), shall be subject to an absolute obligation of EPC (subject, however, to Section XIII) to pay, on behalf of ORION, in addition to EPC’s Proportionate Share due hereunder (if applicable), the lesser of (“Carry Share”) (i) an undivided 1/8 of the 8/8ths working interest, or (ii) such amount, if any, that would not reduce ORION’s proportionate working interest or cost share to less than ten percent (10%) of 8/8ths, of all Well Costs incurred in connection with each Carry Well until the aggregate of all Well Costs incurred by EPC and attributable to the Carry Share has equaled $2,216,565.00 (“Carry Cap”). For the avoidance of doubt, as an example of the application of the foregoing: (i) if the PARTIES own a combined 100% of the working interests in a Drilling Unit, for each Carry Well EPC shall pay (subject to the Carry Cap) 57.5% of all Well Costs and ORION shall pay (subject to the Carry Cap) 42.5% of all Wells Costs, but each PARTY shall receive its Proportionate Share of the revenues attributable to each such Carry Well; (ii) if the PARTIES own a combined 60% of the working interests in a Drilling Unit, for each Carry Well EPC shall pay (subject to the Carry Cap) 39.5% of all Well Costs and ORION shall pay (subject to the Carry Cap) 20.5% of all Well Costs, but each PARTY shall receive its Proportionate Share (proportionately reduced, if applicable, to its working interest in the Drilling Unit) of the revenues attributable to each such Carry Well, and (iii) if the PARTIES own a combined 30% of the working interests in a Drilling Unit, for each Carry Well EPC shall pay (subject to the Carry Cap) 20% of all Well Costs and ORION shall pay (subject to the Carry Cap) 10% of all Well Costs, but each PARTY shall receive its Proportionate Share (proportionately reduced, if applicable, to its working interest in the Drilling Unit) of the revenues attributable to each such Carry Well.

(b)                   Carry Well Limitations. ORION may not propose more than one (1) Carry Well targeting the Mississippian Formation per Governmental Section prior to April 1, 2013 without EPC’s consent so long as any balance remains under the Carry Cap.

(c)                   Election by EPC to Prepay Carry. At any time prior to the election required to be made under Section XIII, EPC has the sole right to elect to tender to ORION the remaining balance owed on the Carry Cap in lieu of treating any ensuing well(s) as a Carry Well(s). In such event, upon receipt by ORION of EPC’s payment of the remaining balance of the Carry Cap, all ensuing wells shall be Subsequent Wells subject to the provisions of Section VI below and shall not be Carry Wells.

(d)                   Successor Obligations. EPC’s obligations with respect to each Carry Well shall be a covenant running with the land and shall burden and bind all permitted assignees of EPC under this Agreement and the properties subject hereto.

VI. SUBSEQUENT WELLS

(a)                   Well Proposals. After all of the Commitment Wells are drilled, completed and, if applicable, producing, or abandoned without being completed, ORION will continue to propose additional wells within the AMI (each a “Subsequent Well”) (i) with no more than one producer and one salt water disposal well to be proposed at any one time, and (ii) during the term of this Agreement, with no more than a total of fourteen (14) wells (which shall include the Commitment Wells and other salt water disposal wells, as applicable) proposed within a twelve (12) month period; provided that the limitations of clauses (i) and (ii) above may be waived by the written consent of the PARTIES. Should ORION fail to propose Subsequent Wells at a pace

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no fewer than three (3) wells per six (6) month period (beginning on the date hereof), EPC may propose Subsequent Wells thereafter and shall further have the right to operate each such Subsequent Well proposed by it pursuant to this sentence if ORION elects not to participate in and operate such Subsequent Well. Notwithstanding anything in this Agreement to the contrary, if ORION is unable, in whole or in part, to meet the obligations under this Agreement for the spudding (as applicable) and/or drilling of the Commitment Wells or any Subsequent Well due to Force Majeure, the obligations shall be suspended during, but no longer than, the continuance of the Force Majeure event. ORION shall remedy such Force Majeure event with all reasonable dispatch. All proposals for Subsequent Wells shall be in accordance with the terms of the applicable Operating Agreement under Section X below; provided, however, that regardless of whether a Subsequent Well is proposed by ORION or EPC, each PARTY shall have thirty (30) days from receipt of the proposal within which to make its election whether or not it will participate in the drilling of the Subsequent Well, with failure to respond being deemed an election to not participate. During the term of this Agreement, ORION shall not have more than one drilling rig operating within the AMI, unless consented to in writing by EPC; provided, however, notwithstanding the foregoing, ORION may have a second drilling rig operating within the AMI for no more than forty-five (45) days each calendar year.

(b)           Participation Elections in Carry Wells.

(i)            Notwithstanding the provisions of the applicable Operating Agreement entered into or governing pursuant to Section X below, if a PARTY should elect not to participate in an initial Subsequent Well drilled in a Drilling Unit that is also a Carry Well, such Drilling Unit to be identified by Operator in its AFE for such Carry Well to be drilled in any Drilling Unit, such PARTY shall forfeit all of its interest in the Drilling Unit; provided that such Carry Well is commenced no later than ninety (90) days after expiration of the thirty (30) day notice period. If the Carry Well is not commenced within such ninety (90) day period and if any PARTY still desires to drill the Carry Well, written notice proposing the Carry Well must be resubmitted to the PARTIES in accordance herewith as if no prior proposal had been made. Any PARTY electing not to participate in a Carry Well in a Drilling Unit shall assign to the PARTY who elected to participate all of such non-participating PARTY’s interest in the designated Drilling Unit, free of all lease burdens, overriding royalties, payments out of production or any other encumbrances created by, through or under the non-participating PARTY but not otherwise, within thirty (30) days following the date the Carry Well is completed or plugged and abandoned, subject to the provisions of the preceding two sentences.

(ii)           If a PARTY elects to participate in the drilling of an initial Subsequent Well drilled in a Drilling Unit that is also a Carry Well, then that PARTY shall have the elections provided for in the governing Operating Agreement on all further Subsequent Wells within that Drilling Unit.

(c)           Participation Elections in Subsequent Wells other than Carry Wells.

(i)            Notwithstanding the provisions of the applicable Operating Agreement entered into or governing pursuant to Section X below, if a PARTY should elect not to participate in a Subsequent Well that is the initial Subsequent Well (but not a Carry Well) drilled in a Drilling Unit (a “Post-Carry Well”), such Drilling Unit to be identified by Operator

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in its AFE for the Post-Carry Well to be drilled in any Drilling Unit, such PARTY shall farmout and assign to the participating PARTY, and the participating PARTY shall have the right to receive, all of such non-participating PARTY’ s interest in the objective formation within the designated Drilling Unit and all rights in, to and within the wellbore (and any hydrocarbons produced therefrom) as to the objective formation and any other formation from the surface of the earth to the top of the objective formation; provided, however, that such farmout of a nonparticipating PARTY’s interest in the designated Drilling Unit shall be (A) on the terms of the election provided for in the applicable OCC pooling order for a leased party in the applicable Drilling Unit, or (B) if no OCC pooling order applies to the applicable Drilling Unit, the nonparticipating PARTY shall be entitled to retain an undivided five percent (5%) overriding royalty interest, proportionately reduced, in the Drilling Unit insofar, and only insofar, as to the lands and formations farmed out under this Section VI(c); and, in either case, an appropriate assignment, free of all lease burdens, overriding royalties, payments out of production or any other encumbrances (except for any overriding royalty interest owed the non-participating PARTY under this Section VI(c)) created by, through or under the non-participating PARTY but not otherwise, shall be executed and delivered by the non-participating PARTY to the participating PARTY.

(ii)           If a PARTY elects to participate in the drilling of a Post-Carry Well in a Drilling Unit, then that PARTY shall have the elections provided for in the governing Operating Agreement on all further Subsequent Wells within that Drilling Unit.

(d)           Farmout Relinquishments. Notwithstanding any provisions of the Operating Agreement to the contrary, in no event shall a PARTY which becomes a non-consenting party as to the drilling of any well which under a farmout is required to be drilled in order to earn a leasehold assignment under such farmout be entitled to participate in or acquire any leases earned if such leasehold assignment would not have been earned if such well were not drilled.

(e)           Third-Party Proposals. If a third party proposes the drilling of a well on property within the AMI in which both ORION and EPC own a leasehold interest pursuant to this Agreement, or on property pooled or unitized therewith, and the PARTIES are bound by an operating agreement or other agreement to make an election to participate in the drilling of such well or the proposal is governed by a forced pooling order of the OCC, ORION (or a successor operator) shall immediately give EPC written notice of such proposal or pooling order, together with a copy of the well proposal or pooling order. Each PARTY shall give the other PARTY written notice of whether it will participate in the third-party proposal at least ten (10) days prior to the date elections are due under the applicable OCC pooling order, operating agreement or other agreement under which the third party proposal is made.

(i)            If both PARTIES elect to participate, then notice to that effect shall be given by each PARTY to the third party.

(ii)           If both PARTIES elect not to participate, then notice to that effect shall be given by each PARTY to the third party, and each such PARTY shall then be governed by the penalty or non-consent provisions of the applicable pooling order, operating agreement or

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other agreement under which the third party proposal was made and not by the penalty provisions of this Agreement or the Operating Agreement.

(iii) If either PARTY elects not to participate and the other PARTY elects to participate, then, subject to and in accordance with Sections VI(b) and VI(c) above, such non-participating PARTY shall farmout and/or assign, as applicable, to the participating PARTY, and the participating PARTY shall have the right (A) to receive, the interests of the non-participating PARTY in the proposed operation and any other rights or interests, if any, of the non-participating PARTY in the applicable Drilling Unit for a Carry Well pursuant to Section VI(b) or in the objective formation and wellbore of a Post-Carry Well pursuant to Section VI(c), as applicable, and (B) to participate in the proposed operation with the interest of the nonparticipating PARTY, by electing to do so within five (5) days, inclusive of Saturdays, Sundays and legal holidays, after receipt of the election of the PARTY electing not to participate; provided, however, that such farmout and/or assignment of such non-participating PARTY’s interest in (X) a Drilling Unit pursuant to Section VI(b) or the objective formation and wellbore pursuant to Section VI(c) shall be on the terms and conditions set forth in Sections VI(b) and VI(c) above, as applicable, and (Y) the wellbore (and all hydrocarbons produced therefrom) of a well subject to the operation proposed by such third party that is not governed by either Section VI(b) or Section VI(c) shall be on the terms of the election provided for in the applicable OCC pooling order for a leased party in the applicable Drilling Unit, and an appropriate assignment, free of all lease burdens, overriding royalties, payments out of production or any other encumbrances (other than overriding royalty interests, if any, to which the non-participating PARTY is entitled under the applicable OCC order) created by, through or under the nonparticipating PARTY but not otherwise, shall be promptly executed and delivered by the nonparticipating PARTY to the participating PARTY so as to effectuate participation by the participating PARTY with the interest of the non-participating PARTY. Additionally, the nonparticipating PARTY agrees to execute such other documents and instruments reasonably necessary to effectuate participation by the participating PARTY with the interest of the nonparticipating PARTY. If the participating PARTY elects not to receive the interest of the nonparticipating PARTY pursuant to this Section VI(e), the non-participating PARTY shall tender to the third party its notice of non-participation and the non-participating PARTY shall be subject to and governed by the penalty or non-consent provisions of the applicable OCC pooling order, operating agreement or other agreement under which the third party well proposal was made (and not the penalty provisions of this Agreement or the Operating Agreement).

AFEs as Estimates. AFEs prepared by either PARTY and submitted to the other PARTY, with respect to any well operation proposed under this Agreement or the applicable Operating Agreement, are good faith estimates only of the costs to be incurred with respect to the particular well operation and the cost categories identified on the AFE. An AFE shall not serve to limit a PARTY’ s obligation to pay its proportionate share of Well Costs with respect to any well operation in which such PARTY has elected to participate or in which EPC is obligated to participate.

VII. PREPAYMENT OF WELL COSTS FOR SUBSEQUENT WELLS

(a)           Prepayment Terms. ORION shall require prepayment of estimated costs for any Subsequent Well drilled pursuant to this Agreement as follows:

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(i)               With respect to any Subsequent Well proposal pursuant to Section VI of this Agreement or the applicable Operating Agreement, (A) upon and contemporaneously with EPC’s election to participate in the drilling of such well, EPC shall pay (I) its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit), and (II) if applicable, its Carry Share, of ten percent (10%) of the Drilling and Completion Costs (based upon the applicable AFE) for such well, and (B) ORION shall deliver to EPC an invoice for the portion of the Drilling and Completion Costs (based upon the applicable AFE) not paid under clause (A) above no earlier than twenty (20) Business Days prior to the date the drilling rig is scheduled to be moved onto the well location for such well and EPC shall pay its Proportionate Share (proportionately reduced, if applicable, to its working interest in the applicable Drilling Unit) and, if applicable, its Carry Share of such Drilling and Completion Costs within ten (10) Business Days of EPC’s receipt from ORION of such invoice.

(ii)              ORION shall submit to EPC, for each Subsequent Well, a separate invoice for Fracing Costs (based upon the applicable AFE and proportionately reduced, if applicable, to EPC’s working interest in the applicable Drilling Unit), such invoice to be tendered to EPC no earlier than thirty (30) days prior to the date fracing operations are to commence with respect to the applicable Subsequent Well. Upon receipt of such invoice, EPC shall have ten (10) days following receipt of such invoice to pay ORION the invoiced amount.

(iii)             Notwithstanding anything contained in this Agreement or the applicable Operating Agreement to the contrary, the PARTIES agree that ORION shall, at no time during the term of this Agreement, have outstanding pursuant to the prepayments required under Sections VII(a)(i) and VII(a)(ii) more than (I) two (2) invoices that are not yet due and payable for Drilling and Completion Costs in connection with all active AFEs, and (II) three (3) invoices that are not yet due and payable for Fracing Costs in connection with all active AFEs.

(b)           Failure to Pay. If EPC fails to pay any invoice from ORION pursuant to Section VII(a) for the prepayment of costs with respect to a Carry Well by the date such prepayment is due, and such failure to pay is not cured within ten (10) Business Days of EPC’s receipt of a written notice from ORION of such failure to pay, then EPC shall be treated as if it elected not to participate in such Carry Well and will be subject to the non-participation penalties prescribed in Section VI(b) above. If EPC fails to pay any invoice from ORION pursuant to Section VII(a) for the prepayment of costs with respect to a Subsequent Well that is not a Carry Well by the date such prepayment is due, and such failure to pay is not cured within ten (10) Business Days of EPC’s receipt of a written notice from ORION of such failure to pay, EPC’s failure to pay shall be deemed as an election not to participate in such Subsequent Well and EPC shall be subject to the non-participation penalties prescribed in Section VI(c) above. For the avoidance of doubt, at no time shall EPC forfeit any interest in any well drilled under this Agreement, and the associated acreage in the applicable Government Section for such well, for which EPC has timely and fully paid all properly submitted invoices.

VIII. THIRD PARTY OPERATED WELLS

EPC and ORION shall designate ORION as operator for each Drilling Unit (“Operator”) and EPC agrees to support ORION as Operator should ORION be challenged for operations by a third party in any Drilling Unit; provided, however, that, in each case, ORION and/or its

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Affiliates owns a working interest in the applicable well drilled or to be drilled in such Drilling Unit for which ORION would be the Operator. EPC’s support for ORION as Operator, if challenged for operations by a third party, may be suspended during the period in which EPC has taken action, and followed procedures, to remove ORION as Operator in accordance with the applicable Operating Agreement. If ORION and/or one of its Affiliates does not own a working interest in a well drilled or to be drilled in a Drilling Unit, then (if requested by EPC) ORION will support EPC as Operator of such well or, if EPC does not wish to serve as Operator, the Operator of such well shall be determined in accordance with the applicable Operating Agreement.

IX.            MANAGEMENT FEE

As more fully set forth in Section II above, ORION will charge EPC an AMI Management Fee on unaffiliated third party Acquisition Costs incurred by ORION for Drilling Rights acquired under Section II, but subject to the limitations of Section II(a)(ii). In addition, ORION will charge a Management Fee of one percent (1%) (“Drilling Management Fee”) on EPC’s Proportionate Share of all Well Costs incurred by ORION in connection with each Commitment Well and each Subsequent Well in which EPC participates under this Agreement. These charges will be invoiced in the monthly JIB as to all such Acquisition Costs pursuant to Section II(a) and on the pre-bill as to all Well Costs for each Commitment Well and Subsequent Well drilled pursuant to this Agreement; provided that, the Drilling Management Fee shall be charged only on Well Costs up to the amount evidenced by ORION’s initial AFE for any Commitment Well or Subsequent Well and ORION will not charge the Drilling Management Fee on any cost overruns (i.e. costs in excess of original estimates for or costs in excess of original AFEs for the Commitment Wells and each Subsequent Well). Neither the AMI Management Fee nor the Drilling Management Fee is assignable and ORION shall not charge the Drilling Management Fee on any wells in which it is not the Operator.

X.              OPERATING AGREEMENT

(a)           Operating Agreements. All operations for the drilling, completing and equipping of the Commitment Wells, Carry Wells and other Subsequent Wells drilled, or proposed to be drilled, within the AMI shall be governed by the operating agreement substantially identical to the operating agreement attached hereto as Exhibit “D” (“Operating Agreement”). A separate Operating Agreement shall be prepared and executed for the Drilling Unit attributable to each Commitment Well and, following a proposal for an initial Subsequent Well, the Drilling Unit for such initial Subsequent Well, and in each such case shall supersede the terms and conditions of the Operating Agreement attached hereto as Exhibit “D”. In the event of a conflict between this Agreement and the governing Operating Agreement, the terms and provisions of this Agreement shall control. Upon the end of the term of this Agreement, the Operating Agreement attached hereto as Exhibit “D” shall remain in full force and effect as to all joint interests owned by the PARTIES within the AMI not subject to an Operating Agreement for a specific Drilling Unit and the provisions of this Section X shall survive the end of the term of this Agreement; provided, however, that, with respect to each initial well proposed to be drilled in a newly designated Drilling Unit after the term of this Agreement, the Operating Agreement attached hereto as Exhibit “D” shall, for all purposes, automatically be treated as severally and separately applicable to each such Drilling Unit.

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(b)           Standard of Care. ORION shall conduct its activities, as Operator under this Agreement, as a reasonable, prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to EPC for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

(c)           Insurance. ORION, for the benefit of the PARTIES, will carry or provide insurance for all operations conducted or to be conducted by it hereunder in the amounts set forth in the Operating Agreement attached hereto as Exhibit “D”. The cost and expense of such insurance shall be invoiced by ORION to the joint account of all working interest owners within the Drilling Unit, in accordance with their respective working interest shares.

(d)           Resignation. Should ORION resign or transfer its duties as Operator under any Operating Agreement prior to the drilling and completion, or plugging and abandonment (if applicable) of the Commitment Wells, all unaccrued portions of the Carry Cap as of the date of ORION’s resignation shall automatically expire and EPC shall have no further obligation to bear the Carry Share of any Well Costs thereafter accruing under this Agreement.

XI.            SEISMIC ELECTIONS

ORION may, from time to time, propose the acquisition of Seismic Data within the AMI, whether by conducting its own seismic shoot, the acquisition of existing Seismic Data or otherwise (each a “Seismic Acquisition”). Each proposal shall include reasonably necessary details regarding a proposed Seismic Acquisition and an invoice for the associated Seismic Cost. EPC shall have thirty (30) days from receipt of a proposal within which to make its election whether or not it will participate in the proposed Seismic Acquisition, with failure to respond being deemed an election to not participate. Upon and contemporaneously with EPC’s election to participate in a Seismic Acquisition, EPC shall pay its Proportionate Share of all Seismic Costs (proportionately reduced, however, to the extent, if at all, any such Seismic Costs are to be borne by third parties sharing in the Seismic Acquisition who are not parties to this Agreement) and shall thereupon have immediate rights in and to such Seismic Data; provided, however, if a Carry Well is thereafter drilled within a Drilling Unit to which such Seismic Data is applicable, EPC shall also pay its Carry Share (to the extent a balance remains on the Carry Cap) of such Seismic Costs, as set forth in the applicable AFE for such Carry Well and in accordance with the timing set forth in Section VII. If EPC elects or is deemed to have elected not to participate in a Seismic Acquisition, then EPC shall have no rights or access to such Seismic Data; provided, however, that, should ORION propose a well under this Agreement that is based, in part, upon any Seismic Data in which EPC elected, or was deemed to have elected, not to participate, then ORION shall provide EPC such Seismic Data that is pertinent to such proposed well and ORION shall charge EPC its proportionate share of such Seismic Data.

XII.           DISPOSAL WELLS AND FACILITIES

(a)           Initial SWD Well. The PARTIES shall be the owners, in proportion to each’s Proportionate Share, of the Hercyk SWD #1-31 disposal well (“Initial SWD Well”). ORION, as operator of the Initial SWD Well, shall charge each party disposing of saltwater in

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the Initial SWD Well, including the PARTIES, a fee of $0.50 per barrel of saltwater disposed (as such fee may be re-determined from time to time by the operator hereunder, in its sole discretion, consistent with then current market rates in Kay County, Oklahoma, the “SWD Fee”). Each PARTY shall receive its Proportionate Share of all fees (including the SWD Fee), charges and other benefits from the Initial SWD Well as the owner of an undivided interest therein. Further, each PARTY shall pay its Proportionate Share of all operating, maintenance and capital costs for the Initial SWD Well. The SWD Fee charged to each party disposing of saltwater in the Initial SWD Well will, if applicable, be based upon each disposing party’s working interest share in a producing well from which such saltwater was generated multiplied by the number of barrels of saltwater from such producing well disposed of in the Initial SWD Well multiplied by the SWD Fee.

(b)           Subsequent SWD Wells. Subsequent to the drilling of the Initial SWD Well, ORION may propose the drilling of additional saltwater disposal wells and related saltwater disposal infrastructure as may, from time to time, be required (whether on lands within or outside the AMI) to dispose of saltwater from wells producing oil, gas or other hydrocarbons from within the AMI (“Additional SWD Facilities”). For any such proposal, ORION shall submit to EPC a written notice for the proposed drilling of such saltwater disposal well (“SWD Well Proposal Notice”) containing (i) the legal description of the surface location for the proposed disposal well, (ii) the proposed disposal formation, (iii) the proposed disposal capacity for the new disposal well, and (iv) an AFE showing the completed cost for the drilling of the proposed disposal well and the related disposal infrastructure required to connect wells to the new disposal well. For the avoidance of doubt, the PARTIES intend that EPC shall have the right to participate in any such Additional SWD Facilities proposed by ORION during the term of this Agreement. EPC shall have thirty (30) days, inclusive of Saturdays, Sundays and legal holidays, from receipt of such SWD Well Proposal Notice within which to elect whether to participate in such proposed Additional SWD Facilities in accordance with the SWD Well Proposal Notice, and failure to respond within said period shall be deemed an election not to participate. If EPC elects to participate in the Additional SWD Facilities, EPC shall pay its Proportionate Share (reduced proportionately to the aggregate working interest of the PARTIES in such Additional SWD Facilities) and, if applicable, its Carry Share of all costs incurred in connection with the drilling and completion of such Additional SWD Facilities. By such participation, EPC shall be the owner of an undivided interest in such Additional SWD Facilities equal to its Proportionate Share, reduced proportionately to the aggregate working interest of the PARTIES in such Additional SWD Facilities, and shall be (i) entitled to its Proportionate Share (reduced proportionately to the aggregate working interest of the PARTIES in such Additional SWD Facilities) of all fees (including SWD Fees), charges and other benefits from such Additional SWD Facilities and (ii) responsible for its Proportionate Share (reduced proportionately to the aggregate working interest of the PARTIES in such Additional SWD Facilities) of all operating, maintenance and capital costs for such Additional SWD Facilities. If EPC elects or is deemed to have elected not to participate in any such Additional SWD Facilities proposed by ORION hereunder, EPC shall have no right, title or interest in such Additional SWD Facilities and shall not be entitled to the fees (including SWD Fees), charges and other benefits received by the owners thereof for access to and use of such Additional SWD Facilities. EPC may, notwithstanding its non-participation in any such Additional SWD Facilities drilled under the terms of this Agreement, utilize such Additional SWD Facilities drilled hereunder in exchange for payment of $0.50 per barrel of saltwater disposed, capacity permitting; the intent

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being that ORION may not refuse EPC the right to utilize any such Additional SWD Facilities solely by reason of EPC’s non-participation in such Additional SWD Facilities.

(c)           Disposal Fee. ORION, as operator of each Additional SWD Facilities proposed hereunder, shall charge each party disposing of saltwater in each such Additional SWD Facilities well drilled hereunder, including the PARTIES (but subject to the $0.50 per barrel saltwater disposal fee applicable to EPC pursuant to Section XII(b) above), the SWD Fee. The SWD Fee charged to each party disposing of saltwater in any Additional SWD Facilities shall be, if applicable, based upon each disposing party’s working interest share in a producing well from which such saltwater was generated multiplied by the number of barrels of saltwater from such producing well disposed of in such Additional SWD Facilities multiplied by the SWD Fee. ORION, as operator, shall proportionately distribute the fees and charges received for access to and use of each such Additional SWD Facilities to the parties participating in such Additional SWD Facilities.

(d)           No Implication of Outside Ownership. Nothing in this Section XII shall imply any obligation on the PARTIES to allow other producers to participate in the ownership of the Initial SWD Well or any Additional SWD Facilities, it being contemplated that the Initial SWD Well and Additional SWD Facilities will be owned solely by the PARTIES (subject to Section XII(b)); provided, however, the PARTIES may permit other producers owning interests in producing oil, gas or other hydrocarbon wells located within the AMI to participate in the ownership of the Initial SWD Well and/or Additional SWD Facilities to the extent required by law to do so or to the extent the PARTIES believe it will be beneficial to the PARTIES to permit such ownership.

XIII. ELECTION TO CONTINUE PROJECT

(a)           EPC Election. Not later than three (3) Business Days after April 17, 2013, ORION shall give EPC written notice as to the balance, if any, remaining under the Carry Cap. Upon receipt of such written notice from ORION, EPC shall have ten (10) Business Days within which to elect, by giving written notice to ORION, either (i) to pay ORION the remaining balance under the Carry Cap (such amount, the “Continuation Payment”), or (ii) to opt out of, forfeit and reassign an undivided interest in and to a portion of the Initial Interests equal to (A) the remaining balance under the Carry Cap divided by $1,000, divided by (B) the aggregate net acres comprising the Initial Interests (excluding, however, the aggregate net acres subtracted from the net acres comprising the Initial Interests pursuant to clauses (X) and (Y) in the next proviso below); provided, however, notwithstanding anything in this Agreement to the contrary, this Section XIII shall have no effect on any Drilling Rights or other interests in this Agreement or the AMI that EPC has already earned or forfeited under the other provisions of this Agreement, the intent of the PARTIES being that (X) all rights, interests and acreage previously assigned to EPC within the applicable Drilling Units for each Commitment Well and Carry Well for which EPC has timely paid all properly submitted invoices shall remain in EPC and shall not be subject to forfeiture under this Section XIII(a), and (Y) all previously forfeited rights, interests and acreage under this Agreement, if any, shall remain forfeited no matter what EPC elects under this Section XIII(a). For the avoidance of doubt, as an example of the application of Section XIII(a)(ii) above, if on April 17, 2013, $526,500 remains under the Carry Cap, the aggregate net acres comprising the Initial Interests assigned to EPC under the Purchase Agreement was 5,265,

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but, after deducting rights, interests and acreage pursuant to clauses (X) and (Y) above, EPC’s net acres under this Agreement are only 3,265, and EPC elects the option under Section XIII(a)(ii) above, EPC shall forfeit and reassign to ORION an undivided 16.1% interest in and to the leases, properties, rights and interests comprising such 3,265 net acres. Further, for the avoidance of doubt, at no time or for any reason shall EPC forfeit any interest in any wells in which it has participated and has timely and fully paid all properly submitted invoices. Failure of EPC to provide written notice of its election on the applicable date shall be deemed an election to forfeit and reassign an undivided interest in and to the Initial Interests pursuant to Section XIII(a)(ii) above. Should EPC elect to make the Continuation Payment, such payment shall be made contemporaneously with such election.

(b)           Effect of Opting Out. In the event EPC makes an election pursuant to Section XIII(a)(ii) to opt-out of an undivided interest in the Initial Interests, (i) EPC’s rights and interests in such portion of the Initial Interests shall automatically be relinquished to and re-vested in ORION; (ii) EPC shall have no obligation to pay the Continuation Payment provided for in Section XIII(a); (iii) EPC shall have no further rights or interests in and to such undivided interest in the Initial Interests relinquished to and re-vested in ORION; (iv) EPC shall execute and deliver, within thirty (30) days of such election, a recordable re-assignment of such relinquished Initial Interests to ORION, free of all lease burdens, overriding royalties, payments out of production or any other encumbrances created by, through or under EPC but not otherwise; and (v) this Agreement shall terminate for all purposes as to the portion of the Initial Interests forfeited pursuant to Section XIII(a)(ii) but shall continue in full force and effect as to the remainder of the AMI as set forth in Section XVIII(k). In the event EPC makes an election pursuant to Section XIII(a)(i) above, this Agreement shall continue in full force and effect for the remainder of its term without any modification.

(c)           Joint Negotiation. The PARTIES hereby acknowledge and agree that the election options provided for under Section XIII(a) have been negotiated for by the PARTIES and EPC acknowledges and agrees that neither of such election options under Section XIII(a) constitutes a penalty.

XIV. DELAY RENTAL AND SHUT-IN ROYALTY PAYMENTS

All of the Initial Interests as well as all other oil and gas leases and other Drilling Rights within the AMI and covered by this Agreement shall be administered and maintained by ORION. ORION shall pay all delay rentals, shut-in royalty, extension bonuses and all other similar amounts which may be required under the terms of such co-owned leases and Drilling Rights in order to maintain same in effect and shall submit evidence of each such payment to EPC upon request. EPC shall be obligated to reimburse ORION for its share of all such rental, shut-in royalty, extension bonuses and other similar payments based on their respective ownership in same. ORION shall not be liable to the co-owners of the oil and gas leases and Drilling Rights, however, if through mistake or oversight (but not gross negligence or willful misconduct), any rental or royalty or other similar payment is not paid or is erroneously paid.

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XV. PROPRIETARY INFORMATION

(a)                                  Confidentiality Obligation. Except for disclosures to (1) employees, officers and directors of a PARTY, (2) employees, officers and directors of a PARTY’s Affiliates, (3) any professional consultant or agent retained by a PARTY for the purpose of evaluating the Proprietary Information, (4) any financial institutions or other lenders for financing purposes, (5) investors, potential investors or shareholders if a PARTY is a publicly traded company and applicable securities laws require such disclosure or such disclosure is made in connection with an investor or potential investor conference customary in the oil and gas industry, (6) representatives of a PARTY who need to know information for purposes of performing this Agreement, (7) accountants, (8) legal counsel and other advisors, or (9) in connection with any proposed merger, acquisition or divestiture transaction involving a PARTY, no Proprietary Information shall be distributed or disclosed to any third party without first obtaining a written undertaking of confidentiality from such third party. Proprietary Information shall be maintained confidential during the term of this Agreement and for a period of two (2) years thereafter.

(b)                                 Designation of Proprietary Information. It shall be the duty of a PARTY to identify as Proprietary Information, in writing, any of its information which is disclosed to the other PARTY and which is intended to be governed by the provisions of this Section XV. The identification shall be made at the time of disclosure or within reasonable proximity of disclosure.

(c)                                  Disclosure of Proprietary Information. In the event that any PARTY or its representatives are requested or required by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process, to disclose any Proprietary Information, such PARTY shall provide the other PARTY that may claim the Proprietary Information with prompt written notice of any such request or requirement so that the PARTY that claims the Proprietary Information may seek a protective order or other appropriate remedy. If a PARTY or its representatives are nonetheless legally compelled to disclose Proprietary Information, such PARTY or its representatives shall disclose only that portion of the Proprietary Information which it is legally required to disclose, provided that such PARTY will exercise its best reasonable efforts to preserve the confidentiality of the Proprietary Information, including, without limitation, by cooperating with the PARTY that claims the Proprietary Information to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Proprietary Information.

XVI. INDEMNITY

(a)                                  Each PARTY shall defend, indemnify and hold the other PARTY harmless from and against any and all claims, demands, costs, judgments and liabilities for damages or losses arising from such PARTY’s failure to comply with its express obligations under this Agreement.

(b)                                 Notwithstanding anything to the contrary in this Agreement, in no event shall either PARTY be liable to the other under this Agreement for any consequential, exemplary, punitive, remote or speculative damages, including damages for loss of profit

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(collectively, “Special Damages”); movided, however, that if any PARTY is held liable to any third party for any such Special Damages and the other PARTY is obligated hereunder to indemnify such PARTY so held liable for the matter that gave rise to such Special Damages, the indemnitor PARTY shall be liable for and obligated to reimburse such indemnified PARTY for the full amount of such Special Damages.

XVII.                        NOTICES AND ADDRESSES OF THE PARTIES

All written notices required to be made pursuant to this Agreement shall be deemed sufficient if faxed via local and long distance telephone lines (with answer-back confirmation of receipt) or five (5) business days after, mailed by United States mail, postage or charges pre-paid and addressed to the very PARTY to whom the notice is given at the addresses shown below. Any required verbal notices or communications may be made to PARTIES at the respective telephone numbers shown below:

ORION:

Orion Exploration Partners, LLC

4870 South Lewis, Ste 240

Tulsa, OK 74105

Attn: Steve Miller

Phone: (918) 492-0254, Ext. 103

Fax: (918) 492-0263, Fax

Email: steve@orionexploration.com

EPC:

Evolution Petroleum OK, Inc.

2500 CityWest Blvd., Suite 1300

Houston, Texas 77042

Attn: Robert S. Herlin

Phone: (713) 935-0122

Fax: (713) 935-0199

Email: bherlin@evolutionpetroleum.com

XVIII.                    MISCELLANEOUS

(a)                                  No change, modification or alteration of this Agreement shall be valid unless approved in writing by the PARTIES. All communications required by this Agreement shall be in writing using the addresses shown above.

(b)                                 This Agreement has been negotiated by the PARTIES and represents their voluntary agreement. No presumption of interpretation shall be imposed against the PARTY or PARTIES who constructed this document.

(c)                                  If any claim or controversy arises out of, or relates to, this Agreement, the PARTIES shall make a good faith attempt to resolve the matter through their senior management

21

representatives, and said personnel of each PARTY shall meet in person and make a good faith attempt to resolve or settle the matter. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

(d)                                 Each PARTY hereby elects to be excluded from the application of all of the provisions of Subchapter “K”, Chapter 1, Subtitle “A” of the Internal Revenue Code of 1986 (“Code”), as permitted and authorized by Section 761 of the Code and the Regulations promulgated thereunder. ORION (or any successor operator) is authorized and directed to execute on behalf of each PARTY such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements and the data required by Treasury Regulation §1.761-2. Each PARTY agrees to execute and furnish such other evidence as may be necessary to evidence this election.

(e)                                  The PARTIES affirm, attest, and agree that the rights and liabilities of the PARTIES shall always be individual and several, not joint or collective, and that each PARTY shall be acting independently of the other. No fiduciary relationship, constructive trust, partnership, species of partnership, joint venture or mining partnership is intended or meant by this Agreement, and no act by any PARTY shall operate to create such relationship for any purpose whatsoever.

If any part of this Agreement is held to be unenforceable, the remaining provisions of this Agreement will remain in full force and effect, and the part of this Agreement held unenforceable shall be modified so that it is as similar in terms as the unenforceable part while still being unenforceable.

(g)                                 This Agreement and the Exhibits hereto constitutes the entire understanding of the PARTIES with respect to the subject matter hereof. It replaces all prior written and oral communications, understandings or agreements with respect to the subject matter hereof. No waiver will be effective unless given in writing and signed on behalf of the PARTY making such waiver.

(h)                                 This Agreement may not be assigned in whole or in part by a PARTY (a “Transfer”) prior to the drilling and completion (or plugging and abandonment) of all of the Commitment Wells; provided, however, this Agreement may be assigned by a PARTY to any mortgagee or secured party of the assigning PARTY or to any purchaser at a judicial or non-judicial foreclosure or by conveyance in lieu of foreclosure, pursuant to any mortgage or security agreement granting a lien or security interest. Thereafter, this Agreement may not be Transferred by a PARTY without the express written consent of the other PARTY, such consent not to be unreasonably withheld; provided, however, this Agreement may be assigned by a

22

PARTY to any mortgagee or secured party of the assigning PARTY or to any purchaser at a judicial or non-judicial foreclosure or by conveyance in lieu of foreclosure, pursuant to any mortgage or security agreement granting a lien or security interest. No PARTY shall assign or otherwise transfer its interest in this Agreement unless the assignee or transferee assumes all of the obligations hereunder of the PARTY making such assignment or transfer that are applicable to the interests assigned. If any Transfer relates to all of the lands comprising the AMI but an undivided interest in less than all of a PARTY’s interest in such lands covered by this Agreement, then the rights of the transferor and the transferee to acquire an interest within the AMI from another PARTY herein shall be allocated between them in accordance with the relative interest transferred and the relative interest retained by a PARTY hereto, and each of the transferor and transferee may separately exercise the elections provided herein as to their respective undivided interests. If any Transfer of a PARTY’s interest in the properties covered by this Agreement relates to less than all of the lands comprising the AMI, then the transferee’s rights to acquire interests within the AMI shall be limited to the lands in which the transferee has acquired its interests, and if the transferee has acquired only an undivided interest in less than all of the transferor’s interest, then the proportionate allocation provisions of the preceding sentence shall apply to the lands to which the Transfer relates. The transferor shall retain rights to acquire interests within the AMI as to lands not involved in the Transfer or in which the transferor retained an undivided interest. In the event of a Transfer of all or part of a PARTY’s interest in all the lands subject to the AMI or as to any portion of the AMI, the transferee shall have the same obligations as those of its transferor to offer to each other PARTY hereto any interests within the AMI subsequently acquired by such transferee.

(i)                                     In the event of a conflict between this Agreement and the Operating Agreement attached hereto as Exhibit “D”, the provisions of this Agreement shall prevail.

(j)                                     Time shall be of the essence of this Agreement in all of its parts. This Agreement shall be binding on the PARTIES, their heirs, executors, administrators, personal representatives, trustees, successors and permitted assigns.

(k)                                  This Agreement shall remain in force and effect for a period of time ending on June 1, 2013. Notwithstanding the foregoing, the provisions of (i) Section II(b) shall survive the termination of this Agreement until the end of the AMI Term, insofar, and only insofar, as to each Governmental Section in which EPC and ORION jointly own Initial Interests, Drilling Rights and/or AMI Interests acquired under this Agreement; (ii) Section X shall survive the termination of this Agreement as provided in Section X, (iii) Section XIII shall survive the termination of this Agreement indefinitely; (iv) Section XV shall survive the termination of this Agreement as provided in Section XV; (v) Sections XVI through XVIII(g) and Sections XVIII(i) through XIX shall survive the termination of this Agreement indefinitely; and (vi) Section XVIII(h) shall survive until the end of the AMI Term.

(1)                                  This Agreement may be executed in multiple counterparts, and the counterpart signature page for each PARTY may be transmitted to the other PARTY by facsimile or electronic transmission, each of which shall be considered to be the original signature of such PARTY.

23

XIX. ADDITIONAL DEFINITIONS; INTERPRETATION

(a)                                  Definitions.

“AFE” or “AFEs” refers to one or more Authorizations for Expenditure applicable to a producing well or saltwater disposal well proposed by a PARTY hereunder, each of which AFE shall specifically include subtotals for (i) Drilling and Completion Costs and (ii) Fracing Costs.

“Affiliate” shall mean, with respect to any person (which shall include any individual, partnership, company, joint venture, corporation, limited liability company, trust, trustee, receiver, or other entity or any unincorporated association or organization), any person directly or indirectly Controlling, Controlled by or under common Control with such person; provided, however, for purposes of this Agreement neither SW Capital Partners Inc. nor any person Controlled by SW Capital Partners Inc. shall be considered an “Affiliate” of ORION.

“AMI Term” shall mean (i) for all lands within the AMI, the term of this Agreement, plus (ii) for the Initial Interests and all Drilling Rights and/or AMI Interests jointly acquired by the PARTIES during the term of this Agreement, until June 1, 2014 (“AMI Extension”); provided, however, that, during the AMI Extension, the geographic area applicable to the rights and obligations of the PARTIES shall be limited, for purposes of Section II above, to each Governmental Section in which the jointly owned Initial Interests, Drilling Rights and/or AMI Interests are located and the AMI shall terminate at the end of the term of this Agreement as to all other lands not included within such Governmental Sections.

“Business Day” shall mean any calendar day on which banks located in Tulsa, Oklahoma, are open to conduct business.

“commence”, “commenced”, and “commencement” shall, when referring to well operations, mean a drilling rig that is capable of achieving the proposed target depth for each such well operation is on location or, in the case of fracing operations, frac trucks capable of performing the proposed frac job are on location.

“Control”, “Controlling”, “Controlled by”, and “under common Control with” shall mean the possession directly or indirectly of the authority to direct or cause the direction of the management, policies or operational activities of a person, whether through ownership of voting securities or other right to vote, by contract or otherwise.

“Drilling and Completion Costs” shall mean all anticipated capital costs to be incurred, Through the Tanks, in the drilling, deepening, sidetracking, plugging back, testing, completing, recompleting and equipping of a Commitment Well, Carry Well and/or any other Subsequent Well, as such costs appear on the applicable AFE.

“Drilling Rights” shall mean any oil and gas leases, overriding royalty interests, mineral interests, farmins, farmouts, option farmins, working interests, back-in working interests, carried interests, reversionary leasehold interests, force pooled interests and/or any other contractual, economic or statutory right in and to oil, gas and/or other hydrocarbons.

24

“Drilling Unit” shall mean a drilling and spacing unit as established by the Oklahoma Corporation Commission, often (but not always) being a Governmental Section.

“Force Majeure” shall mean an act of God, strike, lockout, or other industrial disturbance, act of a public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment through no fault of the PARTY claiming Force Majeure, and any other cause, whether of the kind described above or otherwise, which is not reasonably within the control of the PARTY claiming Force Majeure.

“Fracing Costs” shall mean all projected costs to be incurred in hydraulic fracture stimulation, i.e. “fracing,” conducted in the wellbore of any Commitment Well, Carry Well and/or any other Subsequent Well (inclusive of all anticipated fracing stages), as the same appear on the applicable AFE.

“Governmental Section” shall mean a “section” as such term is used in connection with the land surveys conducted by the U. S. Governmental Land Office in the State of Oklahoma, often (but not always) being a mile block of land containing approximately 640 acres.

“Mississippian Formation” shall mean the Mississippi Chat and/or Mississippi Lime formations underlying any existing or proposed Drilling Unit.

“Proprietary Information” shall mean any and all information, data, trade secrets, know-how, inventions, technology, computer programs, works of authorship, methods, processes, intellectual property, techniques, marketing strategies, development plans, forecasts and ideas, which are made available to a PARTY or discovered or learned by a PARTY from the other PARTY during the course of and pursuant to this Agreement. Proprietary Information shall include the materials and objects which embody the Proprietary Information or from which the Proprietary Information can be directly or indirectly read, transferred or utilized but shall not include information that: (i) is or becomes generally available to the public; (ii) was, at the time, approved for release by written authorization of the PARTY that claims the Proprietary Information; (iii) was, at the time, disclosed without notification of the confidential and proprietary nature of the information, (iv) was, at the time of disclosure to a PARTY, already in such PARTY’s possession, (v) is required to be disclosed pursuant to a legal proceeding or other rule of law; or (vi) is required to be disclosed by any applicable federal or state securities law or regulations.

“Seismic Costs” shall mean all expenses incurred in the gathering and acquisition of the Seismic Data, seismographic processing and/or reprocessing, data review and interpretation, data duplication, access agreements to authorize seismic activity and damage payments.

“Seismic Data” shall mean all data generated by exploration or testing for oil, gas or other minerals by seismograph or other geophysical and geological methods, together with all seismic and other geophysical data files, interpretations and support data.

“term of this Agreement” shall mean from and after the date hereof until June 1, 2013.

25

“Through the Tanks” shall mean all operations necessary to drill and complete an oil, gas or other hydrocarbon well and install related equipment reasonably necessary for the well to be capable of producing and delivering oil to tanks (in the case of oil) or gas to the custody gas meter (in the case of gas), as applicable, including tanks and the installation of surface equipment located on-lease upstream of the tanks and upstream of the custody gas meter considered to be on-lease equipment such as heater-treaters, separation, flow lines, lead lines and the like, and including on-lease amine treaters and on-lease dehydration and compression, if any.

“Well Costs” shall mean all costs chargeable under the applicable accounting procedure attached to and made a part of the Operating Agreement incurred (a) Through the Tanks in drilling, deepening, sidetracking, plugging back, testing, completing, recompleting and equipping an oil, gas or other hydrocarbon well, or for the plugging and abandonment of the same in the event a well is completed as a dry hole (whether or not a completion attempt is made), or (b) through completion in drilling, completing and equipping a saltwater disposal well. “Well Costs” specifically include Drilling and Completion Costs, Fracing Costs and (i) all costs incurred in connection with operations in preparation for drilling; (ii) all costs incurred for the settlement of claims for surface damage incurred in connection with the drilling, completion of a well Through the Tanks or the plugging and abandonment of a well; (iii) costs of restoring the well site in accordance with applicable governmental and/or lease requirements following completion of drilling and completion operations; and (iv) title examination expense and title curative costs incurred in connection with drilling of a well. In no event shall “Well Costs” include any costs incurred in marketing or making the oil and gas marketable or incident to marketing oil and gas (excepting only those on-lease activities and costs included in the definition of “Through the Tanks”).

(b)                                 Interpretation. All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Agreement,” “this instrument,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender. All defined terms shall include any syntactical variants of such defined term. Examples shall not be construed to limit, expressly or by implication, the matter they illustrate. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement. The word “or” is not intended to be exclusive and the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions.

[Remainder of page intentionally left blank. Signature pages follow.]

26

ORION Exploration Partners, LLC	www.orionexploration.com

IN WITNESS WHEREOF, the PARTIES have executed this Participation and AMI Agreement this 17th day of April, 2012.

ORION EXPLORATION PARTNERS, LLC

BY:
Steve Miller, President

EVOLUTION PETROLEUM OK, INC.

BY:
Vice President/Opera ions

Signature Page to Participation and AMI Agreement

C3	ORION Exploration Partners, LLC	www.orionexploration.com

EXHIBIT “A”

Attached To that certain Participation and AMI Agreement, by and between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc. dated April 17, 2012

AREA OF MUTUAL INTEREST

See attached.

Exhibit "A" to Participation and AMI Agreement

Cowboy Prospect AMI
Kay County, OK
29N/1E
29N/2E
29N/3E
28N/1E
28N/2E
28N/3E
Newkirk
27N/1E
27N/2E
27N/3E
Kildare
Greater Ponca City
26N/1E
26N/2E
26N/3E
Ponca City
1" = 2.540 miles

Orion Exploration Partners, LLC
Cowboy Prospect Reference Map
Kay County, Oklahoma

ORION Exploration

ORION Exploration Partners, LLC	www.orionexploration.com

EXHIBIT “B”

Attached To that certain Participation and AMI Agreement, by and between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc. dated April 17, 2012

INITIAL INTERESTS

See attached.

Exhibit B

to Participation and AMI Agreement

INITIAL INTERESTS

PROSPECT	Lessor Last Name	Lessor First Name	Lessee	Gross Acs	Net Acs	Net Acs/Section	OGL Date	OGL Exp	Bk/Pg	Tract Desc.	Tship	Rng	Sec	County	State
Cowboy	Hendrickson	Hal Mac and Alma Joan, Trustees of the Hal & Joan Hendrickson Revocable Trust Dated August 10, 2006	OEP	159.5400	159.540000		7/22/2011	7/22/2014	1536/843	NE/4 aka Lots 1 & 2 and S/2 NE/4	26N	01E	1	Kay	OK
					159.540000	159.540000
Cowboy	Gingerich	Gingerich Farms, LLC	Turner/Range/OEP	80.0000	80.000000		7/28/2011	7/28/2014	1540/464	S/2SW/4 below strat equivalent of deepest formation penetrated and produced by the Gingerich B No.1-2	26N	01E	2	Kay	OK
					80.000000	80.000000
Cowboy	Winney	Curtis & Judy Winney	Turner/Range/OEP	160.0000	160.00000		6/22/2011	6/22/2014	1533/607	SW/4	26N	02E	5	Kay	OK
Cowboy	Spaich	Steven S. and Rhonda J., Husband and Wife, Joint Tenants	OEP	31.2000	31.20000		8/16/2011	8/16/2014	1541/820

Starting at the Southeast corner of the Southeast Quarter of Section 5, Township 26 North, Range 2 East, I.M., Kay County, State of Oklahoma, thence True North along the East line of said Section 5, a distance of 2630 feet to the point of beginning; thence West 1870 feet to the center of Bois D’Arc Creek; thence In a Northerly direction along the meander of said Bois D’Arc Creek a distance of 827.2 feet; thence East and parallel to the established South line of this description a distance of 1625 feet; thence South along the East line of said Section 5 a distance of 825 feet to the true point of beginning. 5-26N-2E

											26N	02E	5	Kay	OK
Cowboy	Loughridge	Stan and Debbie	OEP	62.0000	60.53000		9/20/2011	9/20/2014	1533/969	E/2 NW/4	26N	02E	5	Kay	OK
Cowboy	Barnes	Erric and Tamie	OEP	160.0000	160.00000		7/14/2011	7/14/2014	1537/435	SE/4	26N	02E	5	Kay	OK
Cowboy	Miller	James E. Miller	OEP	18.8900	18.89000		8/10/2011	8/10/2014	1540/192	Tract in N/2S/2NE/4 ; see OGL for description	26N	02E	5	Kay	OK
					430.62000	430.62000
Cowboy	Smith (Hercyk)	Mary P.	OEP	77.8200	14.59125		8/12/2011	8/12/2014	1540/774	Lots 3&4 ada N/2NW/4	26N	02E	6	Kay	OK
Cowboy	Hercyk	Stephen and Tanya	OEP	77.8200	14.59125		7/22/2011	7/22/2014	1536/866	Lots 3&4 ada N/2NW/4	26N	02E	6	Kay	OK
Cowboy	Hercyk	John and Neta	OEP	77.8200	14.59125		8/12/2011	8/12/2014	1540/727	Lots 3&4 ada N/2NW/4	26N	02E	6	Kay	OK
Cowboy	Henley (Hercyk)	Anna (Hercyk) and Steven	OEP	77.8200	14.59125		7/21/2011	7/21/2014	1536/864	Lots 3&4 ada N/2NW/4	26N	02E	6	Kay	OK
Cowboy	Bellinghausen	Marjorie Bellinghausen, a widow	OEP	38.9400	5.56200		3/8/2012	3/8/2015	1564/775	W/2 Lot 6 & Lot 7	26N	02E	6	Kay	OK

					63.92700	63.92700
Cowboy	Winney	Curtis & Judy Winney	Turner/Range/OEP	232.8400	232.84000		6/22/2011	6/22/2014	1534/650	SW/4 & W/2 SE/4	26N	02E	20	Kay	OK
					232.84000	232.84000
Cowboy	Cronin	The R. Bersche Cronin Limited Partnership	Gulf/Range/OEP	158.7800	158.78000		6/10/2011	6/10/2014	1530/965	NE/4	27N	01E	1	Kay	OK
					158.78000	158.78000
Cowboy	Wildgrube	Robert & Doloris C. Wildgrube	Turner/Range/OEP	155.2300	77.61500		6/20/2011	6/20/2014	1534/466	Lots 3 & 4 & the S/2 NW/4	27N	01E	2	Kay	OK
Cowboy	Prince	Elvin M. and Phyliss D., Husband and Wife, Joint Tenants	OEP	20.0000	20.00000		8/16/2011	8/16/2014	1541/818	N/2 N/2 S/2 NE/4, a/d/a N 20 acres of 2-27N-1E of the I.M. Kay County	27N	01E	2	Kay	OK
Cowboy	Merhoff	Debra Kay	OEP	80.0000	80.00000		7/21/2011	7/21/2014	1536/845	S/2 SE/4	27N	01E	2	Kay	OK
Cowboy	Wildgrube	Linda Lu Wildgrube, LT	Turner/Range/OEP	155.2300	77.61500		6/20/2011	6/20/2014	1534/461	Lots 3 & 4 & the S/2 NW/4	27N	01E	2	Kay	OK
					255.23000	255.23000
Cowboy	Otto	John Neal & Joan Evelyn, H/W, J/T with ROS	United/Terr/OEP	80.0000	80.00000		10/27/2010	10/27/2013	1509/258	S/2 NW/4	27N	01E	12	Kay	OK
Cowboy	Otto	John Neal & Joan Evelyn, H/W, J/T with ROS	United/Terr/OEP	160.0000	160.00000		10/27/2010	10/27/2013	1509/253	NE/4	27N	01E	12	Kay	OK
Cowboy	Merhoff	Debra Kay	OEP	80.0000	80.00000		7/21/2011	7/21/2014	1536/851	S/2 SW/4	27N	01E	12	Kay	OK
Cowboy	Muret	Dewayne and Gayle, Trustees of the Muret Family Trust	OEP	80.0000	80.00000		7/28/2011	7/28/2014	1540/177	W/2 SW/4	27N	01E	12	Kay	OK
					400.00000	400.00000
Cowboy	Brackett	John Wayne & Frances Marie Brackett	Turner/Range/OEP	185.0000	185.00000		6/15/2011	6/15/2014	1532/919	W/2 NE/4 & SE/4 NE/4 & W/2 NE/4 NE/4 & W/2 SE/4 NE/4 NE/4 & S/2 S/2 NW/4	27N	01E	14	Kay	OK
Cowboy	Brackett	John Wayne & Frances Marie Brackett	Turner/Range/OEP	80.0000	13.33333		6/15/2011	6/15/2014	1532/924	N/2 SW/4	27N	01E	14	Kay	OK
Cowboy	Brackett	David Lee	Turner/Range/OEP	80.0000	13.33333		7/5/2011	7/5/2014	1534/481	N/2 SW/4	27N	01E	14	Kay	OK
Cowboy	Brackett	John Mark	Turner/Range/OEP	80.0000	13.33333		7/5/2011	7/5/2014	1534/486	N/2 SW/4	27N	01E	14	Kay	OK
Cowboy	Kelle	Donald R. & Josette P. Kelle	Turner/Range/OEP	40.0000	40.00000		6/22/2011	6/22/2014	1538/042	N/2 N/2 NW/4	27N	01E	14	Kay	OK
Cowboy	Kelle	Donald R. Kelle	Turner/Range/OEP	80.0000	80.00000		6/22/2011	6/22/2014	1534/625	N/2 N/2 NW/4	27N	01E	14	Kay	OK
Cowboy	Muret	Dennis, Shelly & Jay, Trustees of the Muret Family Trust	OEP	10.0000	10.00000		7/21/2011	7/21/2014	1536/853	NE/4 NE/4 NE/4	27N	01E	14	Kay	OK
					354.99999	354.99999
Cowboy	Sneath	Gavin M & Tera J., H/W, J/T	United/Terr/OEP	160.0000	160.00000		12/9/2010	12/9/2013	1516/451	NE/4	27N	01E	23	Kay	OK
Cowboy	Sneath	Larry K. & Camille K., H/W J/T	United/Terr/OEP	160.0000	160.00000		12/9/2010	12/9/2013	1514/876	SE/4	27N	01E	23	Kay	OK
Cowboy	Wildgrube	Linda a/k/a Linda Lu	Turner/Range/OEP	160.0000	80.00000		6/20/2011	6/20/2014	1533/902	NW/4	27N	01E	23	Kay	OK
Cowboy	Wildgrube	Robert & Doloris C.	Turner/Range/OEP	240.0000	120.00000		6/20/2011	6/20/2014	1533/907	N/2 SW/4 and NW/4	27N	01E	23	Kay	OK
Cowboy	Wildgrube	Linda a/k/a Linda Lu	Turner/Range/OEP	80.0000	40.00000		6/20/2011	6/20/2014	1535/214	N/2 SW/4	27N	01E	23	Kay	OK
Cowboy	Merhoff	John H. & D. Sue	Turner/Range/OEP	80.0000	80.00000		6/29/2011	6/29/2014	1533/912	S/2 SW/4	27N	01E	23	Kay	OK
					640.00000	640.00000

Cowboy	Kahle	Victor L. & Wilma D.	Turner/Range/OEP	80.0000	80.00000		6/23/2011	6/23/2014	1533/917	N/2 SW/4	27N	01E	24	Kay	OK
Cowboy	Sneath	Larry K. & Camille K., H/W J/T	United/Terr/OEP	160.0000	160.00000		12/9/2010	12/9/2013	1514/876	SE/4	27N	01E	24	Kay	OK
Cowboy	Heintz, et al	Melba Ruth, as JT with ROS	OEP	80.0000	20.00000		11/2/2011	11/2/2014	1553/951	S/2 SW/4	27N	01E	24	Kay	OK
Cowboy	Heintz, et al	Rex Allen, as JT with ROS	OEP	80.0000	20.00000		11/2/2011	11/2/2014	1553/958	S/2 SW/4	27N	01E	24	Kay	OK
Cowboy	Heintz, et al	Paul Warren, as JT with ROS	OEP	80.0000	20.00000		11/2/2011	11/2/2014	1553/955	S/2 SW/4	27N	01E	24	Kay	OK
Cowboy	Heintz, et al	Gary Ray, as JT with ROS	OEP	80.0000	20.00000		11/2/2011	11/2/2014	1553/953	S/2 SW/4	27N	01E	24	Kay	OK
Cowboy	Smith	Patty D.	OEP	160.0000	140.00000		11/15/2011	11/15/2014	1553/960	NW/4	27N	01E	24	Kay	OK
Cowboy	Godbehere	Daniel R.	Crow Cr/OEP	160.0000	160.00000		9/15/2011	9/15/2014	1541/969	NE/4	27N	01E	24	Kay	OK
Cowboy	BP America	BP America Production Company	FP Order No. 593818	160.0000	20.00000		2/6/2012			NW/4	27N	01E	24	Kay	OK
					640.00000	640.00000
Cowboy	Muret	Richard N. and Nancy L., husband and wife	OEP	160.0000	160.00000		7/26/2011	7/26/2014	1549/876	NW/4	27N	01E	25	Kay	OK
Cowboy	Waggoner Trust	Evelyn Muret Waggoner Living Trust	Barton/VS/OEP	80.0000	80.00000		11/19/2010	11/19/2013	1511/81	N/2SE/4	27N	01E	25	Kay	OK
Cowboy	Waggoner Trust	Evelyn Muret Waggoner Living Trust	Barton/VS/OEP	80.0000	80.00000		11/19/2010	11/19/2013	1511/78	N/2SW/4	27N	01E	25	Kay	OK
Cowboy	Smith	Tammie L. Smith	Barton/VS/OEP	53.3330	23.33300		11/5/2010	11/5/2013	1513/155	W 1/3 of the NE/4	27N	01E	25	Kay	OK
Cowboy	Smith	Carrie E. Smith	Barton/VS/OEP	53.3330	23.33330		11/5/2010	11/5/2013	1513/156	W 1/3 of the NE/4NE/4 & W 1/3 of the SE/4NE/4 and E 1/3 of the NW/4NE/4 and E 1/3 of the SW/4NE/4	27N	01E	25	Kay	OK
Cowboy	Smith	Christopher E. Smith	Barton/VS/OEP	50.8330	20.68870		11/5/2010	11/5/2013	1513/157	E 1/3 of NE/4 less&except 2.5 ac tr in NE corner- see OGL for description	27N	01E	25	Kay	OK
Cowboy	Waggoner Trust	Evelyn Muret Waggoner Living Trust	Barton/VS/OEP	80.0000	80.00000		11/19/2010	11/19/2013	1511/80	S/2SE/4	27N	01E	25	Kay	OK
Cowboy	Waggoner Trust	Evelyn Muret Waggoner Living Trust	Barton/VS/OEP	80.0000	80.00000		11/19/2010	11/19/2013	1511/79	S/2SW/4	27N	01E	25	Kay	OK
					547.35500	547.35500
Cowboy	Overman Trust	Willa Mae Overman Tr.	OEP	309.0000	309.00000		7/25/2011	7/25/2014	1536/304	S/2 less an 11.0 acre tr in SE/4SW/4	27N	01E	26	Kay	OK
Cowboy	Byler Trust	The LaVerne Sue Byler Rev. Trust dtd 1/3/05	Dakota/OEP	160.0000	160.00000		3/24/2011	3/24/2013	1537/707	NW/4	27N	01E	26	Kay	OK
					469.00000	469.00000
Cowboy	Gingerich	Robin Gingerich etvir	Turner/Range/OEP	80.0000	80.00000		7/7/2011	7/7/2014	1535/360	N/2 SE/4	27N	01E	35	Kay	OK
					80.00000	80.00000
Cowboy	Overman Trust	Willa Mae Overman Tr.	OEP	160.0000	80.00000		7/18/2011	7/18/2014	1536/306	NW/4	27N	01E	36	Kay	OK
Cowboy	Hercyk	Stephen J. & Tanya L.	OEP	160.0000	80.00000		7/22/2011	7/22/2014	1536/862	SW/4	27N	01E	36	Kay	OK
Cowboy	CLO	Commissioners of the Land Office	Barton/VS/OEP	160.0000	160.00000		12/21/2010	12/21/2013	1559/816	NE/4	27N	01E	36	Kay	OK
Cowboy	CLO	Commissioners of the Land Office	Barton/VS/OEP	160.0000	80.00000		12/21/2010	12/21/2013	1559/816	NW/4	27N	01E	36	Kay	OK

Cowboy	CLO	Commissioners of the Land Office	Barton/VS/OEP	160.0000	160.00000		12/21/2010	12/21/2013	1559/816	SE/4	27N	01E	36	Kay	OK
Cowboy	CLO	Commissioners of the Land Office	Barton/VS/OEP	160.0000	80.00000		12/21/2010	12/21/2013	1559/816	SW/4	27N	01E	36	Kay	OK
					640.00000	640.00000
Cowboy	Wood	Wilma J. and Wesley C. Wood Living Trust	OEP	160.0000	140.00000		7/7/2011	7/7/2014	1540/723	NE/4, less 20 acs	27N	02E	6	Kay	OK
					140.00000	140.00000
Cowboy	Spore	Frederick Kim & Deborah Marie	OEP	40.0000	27.50000		1/12/2012	1/12/2015	1560/421	SE/4 SE/4 Partial	27N	02E	8	Kay	OK
					27.50000	27.50000
Cowboy	Timmerman	Janet	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/701	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Garrison	Robin Marie	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1560/184	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Fischer	Phillip	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1560/915	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Fields	Candace Louise, dealing in her sole and separate property	OEP	152.3200	6.62261		11/21/2011	11/21/2014	1554/287	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Blaser	Roger Dale, dealing in his sole and separate property	OEP	152.3200	6.62261		11/21/2011	11/21/2014	1554/289	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Cackley	Jenny Cackley, an heir of Randall Dean Blaser, deceased	OEP	152.3200	1.65565		11/22/2011	11/22/2014	1556/838	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Blaser	Jessica Blaser, an heir of Randall Dean Blaser, deceased	OEP	152.3200	1.65565		11/22/2011	11/22/2014	1556/834	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Forst	Julie Forst, an heir of Randall Dean Blaser, deceased	OEP	152.3200	1.65565		11/22/2011	11/22/2014	1556/841	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Duncan	Jackie Duncan, an heir of Randall Dean Blaser, deceased	OEP	152.3200	1.65565		11/22/2011	11/22/2014	1556/832	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Blaser	Nathan Werner Blaser, dealing in his sole and separate property	OEP	152.3200	6.62261		11/21/2011	11/21/2014	1556/836	E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Blaser	Joshua Jeremiah, dealing in his sole & separate property	OEP	152.3200	6.62261		12/28/2011	12/28/2014	1560/187	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Blaser	Gary Wayne Blaser, dealing in his sole & separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1560/179	Lot 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Pitzer	Kristie Dianne Pitzer, dealing in her sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1556/845	Lot 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Stover	Lisa Dawn Stover, dealing in her sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/719	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Williams	Janelle Lynn Williams, dealing in her sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/722	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK

Cowboy	Temple	Sheila Beth, dealing in her sole and separate property	OEP	152.3200	6.62261		11/21/2011	11/21/2014	1556/843	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Fischer	Steven Ray Fischer, dealing in his sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/707	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Vaughan	Brett Vaughan, dealing in his sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/713	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Wolf	Rita Eileen Wolf, dealing in her sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/710	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Livingston	Daniel Ray Livingston, dealing in his sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/727	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Jesek	Karla, dealing in her sole & separate property	OEP	320.0000	6.62261		12/15/2011	12/15/2014	1560/189	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Bryant	Michael David Bryant, dealing in his sole and separate property	OEP	152.3200	6.62261		11/12/2011	11/21/2014	1560/182	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Hylton	Paul Hylton, Attorney in fact for Teresa Ann Herson	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/724	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	McCarn	Charlayne Rae McCarn, dealing in her sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/716	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
Cowboy	Fischer	David Fischer, dealing in his sole and separate property	OEP	152.3200	6.62261		12/15/2011	12/15/2014	1559/704	Lots 3 & 4 and E/2 SW/4	27N	02E	30	Kay	OK
					145.697398	145.697398
Cowboy	Hercyk	Stephen J. & Tanya L.	OEP	393.7600	233.76000		7/22/2011	7/22/2014	1536/868	SW/4 & N/2 SE/4 & NW/4	27N	02E	31	Kay	OK
Cowboy	Henley	Anna Hercyk and Steven	OEP	160.0000	40.00000		7/21/2011	7/21/2014	1536/870	1/4 MI in SW/4	27N	02E	31	Kay	OK
Cowboy	Smith (Hercyk)	Mary P.	OEP	160.0000	40.00000		8/12/2011	8/12/2014	1540/742	1/4 MI in SW/4	27N	02E	31	Kay	OK
Cowboy	Hercyk	John S. and Neta Hercyk	OEP	160.0000	40.00000		8/12/2011	8/12/2014	1540/732	1/4 MI in SW/4	27N	02E	31	Kay	OK
					353.76000	353.76000
Cowboy	Morgan	Jeffrey and Jennifer	OEP	10.0000	10.00000		8/31/2011	8/31/2014	1548/237	The East 330 Feet of the West 990 Feet of the NW/4 of the NE/4	27N	02E	32	Kay	OK
Cowboy	Husted	Jimmy	OEP	5.0000	5.00000		8/25/2011	8/25/2014	1548/242	E/2 W/2 NW/4 NE/4	27N	02E	32	Kay	OK
Cowboy	Breedlove	Ernest E. and Karen	OEP	113.0400	56.52000		8/25/2011	8/25/2014	1540/757	S/2 NE/4 & NE/4 NE/4	27N	02E	32	Kay	OK
Cowboy	Middlebusher	Lavera M.	OEP	80.0000	74.54775		8/25/2011	8/25/2014	1540/747	E/2 SW/4, less a tract	27N	02E	32	Kay	OK
Cowboy	Middlebusher	Marilyn and Terry	OEP	80.0000	5.45225		8/25/2011	8/25/2014	1540/752	Tract in E/2 SW/4	27N	02E	32	Kay	OK
Cowboy	Kelly	Shawn & Sarah	OEP	40.0000	10.00000		8/25/2011	8/25/2014	1548/232	Tract in NW/4 NE/4	27N	02E	32	Kay	OK
Cowboy	Whitescarver	Carolyn S. (Trustee of the Carolyn S. Whitescarver Revocable Trust dated Feb. 28, 1990)	OEP	160.0000	160.00000		9/13/2011	9/13/2014	1548/267	SE/4	27N	02E	32	Kay	OK
					321.520000	321.520000

Cowboy	Fulton	Louis Elaine Fulton, Successor Trustee under the Revocable Trust Agreement of April 8, 1985	OEP	160.0000	160.00000		10/19/2011	10/19/2014	1553/964	NW/4	28N	01E	25	Kay	OK
					160.00000	160.00000
Cowboy	Catlin	Thomas D. Catlin, etux	Turner/Range/OEP	315.7700	315.77000		6/15/2011	6/15/2014	1533/040	The SE/4, less & except a tract commencing at the SE corner of said Sect. 27, thence west along the south line a distance of 716.65’ to a POB, thence west for a distance of 604.00’, thence north for a distance of 305.00’, thence east for a distance of 604.00’, thence south for a distance of 305.00’ to a POB and the NE/4	28N	01E	27	Kay	OK
					315.77000	315.77000
Cowboy	Cline	W.S. Cline Family Trust, dtd 1/25/1984 and by 2nd amendment dtd 1/1/1987 C/O Charles Eisenhauer	OEP	80.0000	15.00000		8/23/2011	8/23/2014	1540/190	E/2 NE/4	28N	01E	34	Kay	OK
Cowboy	Claybaker	Max J. & Dorothy N. Claybaker, Trustees of the Max J. & Dorothy N. Claybaker	Turner/Range/OEP	156.5600	156.56000		7/23/2011	7/23/2014	1538/380	NW/4 less a tract in the NE corner of the NW/4 descibed:	28N	01E	34	Kay	OK
Cowboy	Smith	Billy M. Smith & Cynthia S. Smith	Turner/Range/OEP	80.0000	80.00000		7/11/2011	7/11/2014	1535/907	W/2 NE/4	28N	01E	34	Kay	OK
Cowboy	Tiemann	Tiemann Family, LLC	Turner/Range/OEP	160.0000	160.00000		6/15/2011	6/15/2014	1532/312	SW/4	28N	01E	34	Kay	OK
Cowboy	Heath	Lore Honick Heath	Gulf/Range/OEP	119.8700	39.95667		9/30/2011	9/30/2014	1542/795	W/2 SE/4 and SE/4 SE/4	28N	01E	34	Kay	OK
Cowboy	Honick	Gregory C. Honick	Gulf/Range/OEP	119.8700	39.95667		9/30/2011	9/30/2014	1542/788	W/2 SE/4 and SE/4 SE/4	28N	01E	34	Kay	OK
Cowboy	Honick	Lesa Ann Honick	Gulf/Range/OEP	119.8700	39.95667		9/30/2011	9/30/2014	1542/791	W/2 SE/4 and SE/4 SE/4	28N	01E	34	Kay	OK
					531.43000	531.43000
Cowboy	Heath	Lore Honick Heath	Gulf/Range/OEP	80.0000	26.66667		9/30/2011	9/30/2014	1542/817	S/2 SW/4	28N	01E	35	Kay	OK
Cowboy	Honick	Gregory Clifford Honick	Gulf/Range/OEP	80.0000	26.66667		9/30/2011	9/30/2014	1542/799	S/2 SW/4	28N	01E	35	Kay	OK
Cowboy	Honick	Lesa Ann Honick	Gulf/Range/OEP	80.0000	26.66666		9/30/2011	9/30/2014	1542/813	S/2 SW/4	28N	01E	35	Kay	OK
Cowboy	Barney	Joshua	OEP	40.0000	20.00000		7/28/2011	7/28/2014	1537/439	NE/4 NE/4	28N	01E	35	Kay	OK
Cowboy	Erkenbeck	Steven and Sandra	OEP	80.0000	40.00000		7/12/2011	7/12/2014	1537/444	E/2 NE/4	28N	01E	35	Kay	OK
Cowboy	Schulz	John and Carol	OEP	110.0000	110.00000		7/21/2011	7/21/2014	1536/876	W 110 acs in NW/4	28N	01E	35	Kay	OK
Cowboy	Doyal	Gary and Gayle	OEP	40.0000	20.00000		7/21/2011	7/21/2014	1536/878	SE/4 NE/4	28N	01E	35	Kay	OK
Cowboy	Cobb	Everrett & Ellen (son, Lee, is their ‘spokesperson’)	OEP	130.0000	130.00000		1/26/2012	1/26/2015	1560/418	W/2 NE/4 & East 50 acres NW/4	28N	01E	35	Kay	OK
					400.00000	400.00000
Cowboy	Smith Trust	Marjorie S. Smith Liv. Tr.	Turner/Range/OEP	160.0000	160.00000		6/23/2011	6/23/2014	1535/222	SW/4	28N	02E	4	Kay	OK
					160.00000	160.00000

Cowboy	CLO	Commissioners of the Land Office	OEP	160.0000	160.00000		2/25/2012	2/25/2015		NE/4	28N	02E	13	Kay	OK
Cowboy	CLO	Commissioners of the Land Office	OEP	160.0000	160.00000		2/25/2012	2/25/2015		NW/4	28N	02E	13	Kay	OK
Cowboy	CLO	Commissioners of the Land Office	OEP	160.0000	160.00000		2/25/2012	2/25/2015		SW/4	28N	02E	13	Kay	OK
Cowboy	CLO	Commissioners of the Land Office	OEP	160.0000	160.00000		2/25/2012	2/25/2015		SE/4	28N	02E	13	Kay	OK
					640.00000	640.00000
Cowboy	O’Neill Mineral Family trust	Barbara Sue & Richard Kirch O’Neil, Co-Trs	OEP	74.7600	6.23000		12/20/2011	12/20/2014	1559/730	Lot 1 & NE/4NW/4	28N	02E	19	Kay	OK
Cowboy	Trimble	R. Ronald & Rose Linda Trimble, HWJT	OEP	74.7600	9.34500		2/16/2012	2/16/2015	1564/241	Lot 1 & NE/4NW/4	28N	02E	19	Kay	OK
					15.57500	15.57500
Cowboy	Buchanan	Janet L. Buchanan	OEP	80.0000	3.56700		10/7/2011	10/7/2014	1548/257	Tract in NE/4	28N	02E	21	Kay	OK
Cowboy	Copelin	Jay and Jill Copelin, HW	OEP	2.0000	2.00000		10/7/2011	10/7/2014	1548/222	Tract in NE/4	28N	02E	21	Kay	OK
					5.56700	5.56700
Cowboy	Maupin	Gary R. & Elizabeth A., H/W	OEP	6.5400	6.54000		12/14/2011	12/14/2014	1559/735	6.54 ac tract in SE/4	28N	02E	22	Kay	OK
Cowboy	Spooner Stone Trust	Craig S. Crosswhite, Tr.	OEP	160.0000	160.00000		12/28/2011	12/28/2014	1560/192	SW/4	28N	02E	22	Kay	OK
Cowboy	Gillham	Dean L. Gillham, LE	OEP	140.0000	140.00000		12/27/2011	12/27/2014	1559/732	N 60 acs of E/2SE/4 & W/2SE/4	28N	02E	22	Kay	OK
Cowboy	Burke	Lester C. Burke	OEP	4.1100	4.11000		12/12/2011	12/12/2014	1560/195	4.11 ac tract in SE/4	28N	02E	22	Kay	OK
Cowboy	Giger	Lionel K. & Sharon D. Giger, HW	OEP	2.7500	2.75000		12/28/2011	12/28/2014	1560/198	2.75 ac tract in SE/4	28N	02E	22	Kay	OK
Cowboy	Brandon	Virgil M. & Nila L. Brandon, HW	OEP	80.0000	80.00000		2/6/2012	2/6/2015	1564/381	W/2NW/4	28N	02E	22	Kay	OK
					393.40000	393.40000
Cowboy	Focke	Edward E. & Beverly S. Focke,HWJT	OEP	74.7600	9.00000		12/22/2011	12/22/2014	1559/738	N/2 Block 9,all of Blks 10&11, Browns Subdivision of SW/4	28N	02E	23	Kay	OK
Cowboy	Newkirk Farmers	Newkirk Farmers-Ranchers Livestock	OEP	20.3200	20.32000		12/8/2011	12/8/2014	1556/848	Tract in NE/4	28N	02E	23	Kay	OK
Cowboy	Hutchason	Reagan L. & Margaret M. Hutchason,HW	OEP	3.6000	3.60000		1/20/2012	1/20/2015	1564/245	All of Block 8, Brown Subdivision of the SW/4	28N	02E	23	Kay	OK
Cowboy	Bakhaus	Allen W. & Jenny M. Bakhaus, HWJT	OEP	12.5000	12.50000		1/26/2012	1/26/2015	1564/243	Tract in NW corner of SW/4- see OGL for tract description	28N	02E	23	Kay	OK
					45.42000	45.42000
Cowboy	Kahle Rev. Trust	Monty Kahle & Nancy Kahle, Trs	OEP	160.0000	160.00000		1/11/2012	1/11/2015	1560/200	NE/4	28N	02E	24	Kay	OK
Cowboy	Gelmers	A. Lloyd Gelmers etuc, HWJT	OEP	53.0000	53.00000		11/22/2011	11/22/2014	1556/851	S 60 acs of NW/4 less 7.0 ac tract	28N	02E	24	Kay	OK
Cowboy	Falkenberg	Richard E. & Debra J. Falkenberg, HW	OEP	18.8900	18.89000		12/14/2011	12/14/2014	1560/205	Tract in NW/4- see OGL for description	28N	02E	24	Kay	OK
Cowboy	Roundup Club	Newkirk Roundup Club	OEP	32.0000	32.00000		3/26/2012	3/26/2015	1564/785	32.0 ac tr in NW/4 See OGL for description	28N	02E	24	Kay	OK
Cowboy	Ray	Carolyn Ray & Robert B. Ray, HW	Barton/VS/OEP	20.4380	6.81200		2/7/2011	2/7/2013	1520/406	N 1241’ of W 43 11/23rd rods of NW/4	28N	02E	24	Kay	OK

Cowboy	Coleman	Edgar G. Coleman	Barton/VS/OEP	20.4380	6.81200		2/7/2011	2/7/2013	1521/526	N 1241’ of W 43 11/23rd rods of NW/4	28N	02E	24	Kay	OK
Cowboy	Coleman Trust	The Coleman Family Trust dated 6/21/99	Barton/VS/OEP	20.4380	6.81200		2/7/2011	2/7/2013	1520/420	N 1241’ of W 43 11/23rd rods of NW/4	28N	02E	24	Kay	OK
					284.32600	284.32600
Cowboy	Schulz	John and Carol	OEP	159.2200	159.22000		8/20/2011	8/20/2014	1540/194	NW/4	28N	02E	25	Kay	OK
Cowboy	DEMCO Oil & Gas Co.	DEMCO Oil & Gas Co.	OEP	152.5200	152.52000		1/24/2012	1/24/2015	1560/283	SW/4, less a tract	28N	02E	25	Kay	OK
Cowboy	Perelman	Gerald H. & Norma Perelman, HW	OEP	160.0000	11.42800		2/21/2012	2/21/2015	1564/787	NE/4	28N	02E	25	Kay	OK
Cowboy	Morton	Tyler L. and Tanner L. Morton, JTROS	OEP	160.0000	148.57200		3/21/2012	3/21/2015	1564/788	NE/4	28N	02E	25	Kay	OK
Cowboy	Jenkins	Jerold D. and Bonnie C. Jenkins, HW	OEP	5.8000	5.80000		2/21/2012	2/21/2015	1564/247	Tract in SE/4- see OGL for tract description	28N	02E	25	Kay	OK
					477.54000	477.54000
Cowboy	Schieber Trust	Lawrence E. & Patricia F. Schrieber, Trs	OEP	70.0000	70.00000		10/7/2011	10/7/2014	1548/252	S/2SW/4 less a 10.0 ac tract	28N	02E	27	Kay	OK
Cowboy	Buchanan	Janet L. Buchanan	OEP	80.0000	80.00000		10/7/2011	10/7/2014	1548/247	N/2SW/4	28N	02E	27	Kay	OK
Cowboy	Huffman	Earl J. Huffman, dealing in his sole and separate property	OEP	13.0000	13.00000		12/14/2011	12/14/2014	1556/853	Tract in N/2NE/4SE/4	28N	02E	27	Kay	OK
					163.00000	163.00000
Cowboy	Janda	Daniel S. & Helen M., H/W, J/T	United/Terr/OEP	160.0000	160.00000		5/5/2011	5/5/2014	1527/378	NW/4	28N	02E	28	Kay	OK
Cowboy	Fitch	Kenneth H. & Katherine L., H/W, J/T, with ROS	United/Terr/OEP	160.0000	160.00000		8/4/2010	8/4/2013	1504/580	SW/4	28N	02E	28	Kay	OK
Cowboy	Mittasch Liv.Tr.	Robert E & Betty J. Mittasch Living Trust dtd 7/17/09	OEP	10.0000	6.11000		12/19/2011	12/19/2014	1559/740	Tract in S/2SE/4	28N	02E	28	Kay	OK
Cowboy	Johns	Marvin O. and Roxanna Johns, HWJT	OEP	27.7000	24.70000		2/27/2012	2/27/2015	1564/385	E 40 rods of N/2SE/4 and a 7.7 ac tract in the S/2SE/4- see OGL for tract description	28N	02E	28	Kay	OK
					350.81000	350.81000
Cowboy	Klein	Donald & Cheryle	OEP	70.0000	70.00000		1/27/2012	1/27/2015	1560/631	E/2 NE/4, less a ten (10) acre tract described as beginning at the NE corner of section 29-28N-02E, thence S 542’, W 790’, thence N 2deg W a distance of 542’, thence E 818’ to POB	28N	02E	29	Kay	OK
Cowboy	Horinek	Leonard and Lucille	OEP	80.0000	80.00000		8/22/2011	8/22/2014	1540/196	SE/4	28N	02E	29	Kay	OK
Cowboy	James	Tonya T.	OEP	40.0000	40.00000		9/6/2011	9/6/2014	1540/564	SW/4	28N	02E	29	Kay	OK
Cowboy	McPeak	Larry	OEP	160.0000	160.00000		8/6/2011	8/6/2014	1538/452	S/2	28N	02E	29	Kay	OK
Cowboy	Randol	Janice C.	OEP	40.0000	40.00000		8/10/2011	8/10/2014	1540/765	SW/4	28N	02E	29	Kay	OK
					390.00000	390.00000

Cowboy	Kahle	Ronald R., a single man	United/Terr/OEP	148.5300	148.53000		12/17/2010	12/17/2013	1514/806	Lots 1 & 2, and the E/2 NW/4 (aka NW/4) as to all depths lying below 1,300’ below the surface (insofar and only insofar as to all zones lying below the top of the Mississippian to the center of the earth)	28N	02E	30	Kay	OK
Cowboy	Sheik	Ronald & Leslie, H/W, J/T, with ROS	United/Terr/OEP	147.2450	73.87500		12/17/2010	12/17/2013	1514/808	Lot 4 & SE/4 SW/4 (insofar and only insofar as to all zones lying below the top of the Mississippian)	28N	02E	30	Kay	OK
Cowboy	Fitch	Kirk A. & Mary M., H/W, J/T, with ROS	United/Terr/OEP	153.0000	153.00000		8/4/2010	8/4/2013	1505/390	SE/4 less two metes and bounds tracts	28N	02E	30	Kay	OK
					375.40500	375.40500
Cowboy	Sheik	Ronald & Leslie, H/W, J/T, with ROS	United/Terr/OEP	73.3700	73.37000		12/17/2010	12/17/2013	1514/808	Lot 1 & NE/4 NW/4 (insofar and only insofar as to all zones lying below the top of the Mississippian formation)	28N	02E	31	Kay	OK
Cowboy	Wood	Wilma J. and Wesley C. Wood Living Trust	OEP	160.0000	160.00000		7/7/2011	7/7/2013	1540/770	SE/4	28N	02E	31	Kay	OK
					233.37000	233.37000
Cowboy	Wanko	Lewis L.	OEP	14.0000	13.00000		10/3/2011	10/3/2014	1549/881	N/2 NW/4, less tracts	28N	02E	35	Kay	OK
Cowboy	Terry Trust	Kevin W. Terry Irrevocable Trust Home National Bank Trust Dept	OEP	160.0000	160.00000		10/20/2011	10/20/2014	1553/976	SW/4	28N	02E	35	Kay	OK
Cowboy	Schieber	Gary Gene Schieber	OEP	3.00	3.00000		3/29/2012	3/29/2015	1564/393	Tract in NW corner of NW/4- see OGL for tract description	28N	02E	35	Kay	OK
Cowboy	Schieber	Gary E. and Patricia E. Schieber, HW	OEP	228.96	228.96000		3/29/2012	3/29/2015	1564/389	NE/4 less 4 tracts (see OGL for tract description) and the N/2 SE/4	28N	02E	35	Kay	OK
Cowboy	Luis	Shirley A. Luis, Lonnie Luis and Donna Wardrop, JT	OEP	78.54	78.54000		3/29/2012	3/29/2012	1564/395	78.54 ac tract in S/2SE/4 - see OGL for tract descriptions	28N	02E	35	Kay	OK
Cowboy	Schieber	Gary D. Schieber	OEP	134.98	134.98000		3/29/2012	3/29/2015	1565/184	NW/4 less two tracts - see OGL for tract descriptions	28N	02E	35	Kay	OK
					618.48000	618.48

EXHIBIT “C”

Attached To that certain Participation and AMI Agreement, by and between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc. dated April 17, 2012

PARTIAL ASSIGNMENT OF OIL AND GAS LEASES
WITH SPECIAL WARRANTY

KNOW ALL MEN BY THESE PRESENTS:

For and in consideration of Ten and no/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [Orion Exploration Partners, LLC, an Oklahoma limited liability company, whose address is 4870 South Lewis, suite 240, Tulsa, Oklahoma 74105] [Evolution Petroleum OK, Inc., a Texas corporation, whose address is 2500 CityWest Blvd., Suite 1300, Houston, Texas 77042], hereinafter referred to as “Assignor”, does hereby bargain, sell, convey, assign and deliver unto Evolution Petroleum OK, Inc., a Texas corporation, whose address is 2500 CityWest Blvd., Suite 1300, Houston, Texas 77042] [Orion Exploration Partners, LLC, an Oklahoma limited liability company, whose address is 4870 South Lewis, suite 240, Tulsa, Oklahoma 74105] (hereinafter referred to as “Assignee”), an undivided [forty-five percent (45%)] [fifty-five percent (55%)] of Assignor’s right, title and interest in, to and under the following (collectively, the “Subject Interests”):

(a)                                  All oil and gas leases described on Exhibit “A” attached hereto (the “Leases”) and made a part hereof, together with a like interest in Assignor’s rights and interests under any forced pooling orders set forth on Exhibit “A” or otherwise relating to any of the lands encompassed by the Leases or communitized, pooled or unitized therewith, and a like interest in Assignor’s rights that arise by operation of law or otherwise (the “Oil and Gas Properties”); and

(b)                                 (i) All surface leases, servitudes, easements, right-of-way agreements, licenses or other agreements owned by Assignor that relate to the use and occupancy of the surface of lands comprising, in whole or in part, a portion of the Oil and Gas Properties, (ii) all pooling agreements, farmout agreements, operating agreements and other agreements to which Assignor is a party or successor-in-interest relating to the development and operation of the Oil and Gas Properties, (iii) all agreements by which any of the Oil and Gas Properties were acquired, to the extent still executory, and (iv) all agreements that impose any material obligations and liabilities pertaining to the Oil and Gas Properties, and any and all amendments, ratifications or extensions of the foregoing (collectively, the “Related Contracts”), together with a like interest in all rights of audit held by Assignor with respect to the records of any third party and rights to receive refunds of any nature thereunder to the extent relating to periods from and after the date of this Assignment; and

(c)                                  To the extent assignable, all franchises, licenses, permits, approvals, consents, certificates and other authorizations and other rights granted by governmental entities that are related to the Oil and Gas Properties or the ownership or operation of any thereof (“Permits”); provided, however, that Assignee’s right with respect to Permits acquired pursuant to this Assignment shall be limited to the receipt by Assignee of its proportionate share of the benefit of the rights and privileges of Assignor with respect to such Permits as an owner of the Oil and Gas Properties; in each case, only to the extent relating to such Oil and Gas Properties; and

(d) All title information, engineering reports and other technical data, lease and land files, surveys, regulatory filings, magnetic tapes, interpretations, seismic data and licenses and other analyses, books, records and files that relate to the Oil and Gas Properties or other property interests described herein, owned or in the possession of Assignor (“Data”); provided, however, that Assignee’s right with respect to Data acquired pursuant to this subparagraph (d) shall be limited, in each case, to the extent the disclosure of such Data is not restricted by the terms of confidentiality, license or similar agreements binding on Assignor.

1.

Nothing contained herein shall be construed as any agreement or obligation on the part of Assignee, its respective successors and assigns, to maintain any Subject Interest in force and effect by the payment of rentals, the drilling of wells, the production of minerals, or otherwise.

2.

Assignor hereby binds itself, its successors and assigns, to warrant and forever defend all and singular title to the Subject Interests unto Assignee and its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under Assignor (which for the avoidance of doubt includes, without limitation, any person that acquired the Subject Interests on behalf of Assignor (“Assignor’s Acquirer”)), but not otherwise. Assignor covenants that the Subject Interests are free and clear of any outstanding mortgage, deed of trust, lien or encumbrance created by, through or under Assignor or Assignor’s Acquirer, but not otherwise.

3.

Assignor grants and transfers to Assignee, its successors and assigns, to the extent so transferable, the benefit of, and the right to enforce, the covenants and warranties, if any, which Assignor is entitled to enforce with respect to Assignor’s predecessors-in-title to the Subject Interests. The terms and provisions hereof shall extend to and be binding upon Assignor and Assignee and their respective successors and assigns.

4.

In the event this assignment covers lands in two counties, this instrument may be executed in duplicate originals, with one to be recorded in each county, but with no enlargement or diminishment or duplication of the effect and purpose hereof, or of the percentage interest herein conveyed, to be construed by the preparation and execution of duplicate originals for the convenience of recording in said two counties.

5.

This instrument is made pursuant to the terms and provisions of that certain Participation and AMI Agreement dated April 17, 2012 (“Participation Agreement”) by and between Assignor and Assignee and this instrument and the rights and properties assigned hereunder are made subject to the Participation Agreement.

IN WITNESS WHEREOF, this instrument is dated the      day of            , 2             but effective for all purposes as of the date of each instrument creating each Subject Interest.

ASSIGNOR:

By:
Name:
Title:

STATE OF	)
) ss.
COUNTY OF	)

On this         day of                      , 20 , before me, the undersigned Notary Public in and for said County and State, personally appeared                                      , to me known to be the identical person who executed the foregoing instrument and acknowledged to me that he executed the same as                              of                           on behalf of said                            for the uses and purposes therein set forth.

Witness my hand and official seal the day and year last above written.

My Commission Expires:

Notary Public

ASSIGNEE:

By:
Name:
Title:

STATE OF	)
) ss.
COUNTY OF	)

On this             day of                     , 20 , before me, the undersigned Notary Public in and for said County and State, personally appeared                                                , to me known to be the identical person who executed the foregoing instrument and acknowledged to me that he executed the same as                                            of                                        on behalf of said                                                                            for the uses and purposes therein set forth.

Witness my hand and official seal the day and year last above written.

My Commission Expires:

Notary Public

ORION Exploration Partners, LLC	www.orionexploration.com

EXHIBIT “D”

Attached To that certain Participation and AMI Agreement, by and between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc. dated April 17, 2012

1989 JOINT OPERATING AGREEMENT

See attached.

A.A.P.L. FORM 610 - 1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

         , 201

OPERATOR

CONTRACT AREA  See Exhibit “A” attached hereto and made a part hereof

COUNTY OR PARISH OF	, STATE OF

Kay	Oklahoma

COPYRIGHT 1989 - ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM. A.A.P.L. NO. 610 - 1989

i

TABLE OF CONTENTS

	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
	E. WAIVER OF RIGHTS TO PARTITION:	15
	~~F. PREFERENTIAL RIGHT TO PURCHASE:~~	15
IX.	INTERNAL REVENUE CODE ELECTION	15
X.	CLAIMS AND LAWSUITS	15
XI.	FORCE MAJEURE	16
XII.	NOTICES	16
XIII.	TERM OF AGREEMENT	16
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	16
	A. LAWS, REGULATIONS AND ORDERS:	16
	B. GOVERNING LAW:	16
	C. REGULATORY AGENCIES:	16
XV.	MISCELLANEOUS	17
	A. EXECUTION:	17
	B. SUCCESSORS AND ASSIGNS:	17
	C. COUNTERPARTS:	17
	D. SEVERABILITY	17
XVI.	OTHER PROVISIONS	17

ii

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between                                                                                                      , hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.

DEFINITIONS (see Article XVI for additional definitions)

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A.  The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

B.  The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, fracing, perforating, well stimulation and production testing conducted in such operation.

C.  The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement.  Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

D.  The term “Deepen” when used in conjunction with a vertical well shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser.

E.  The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

F.  The term “Drilling Unit” shall mean a drilling and spacing unit as established by the Oklahoma Corporation Commission.  ~~the area fixed for the drilling of one well by order or rule of any state or federal body having authority.~~  If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be 640 acres plus a 10% variance.  ~~the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.~~

G.  The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

H.  The term “Initial Well” shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

I.  The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J.  The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

K.  The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

L.  The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

M.  The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

N.  The term “Plug Back” when used in conjunction with a vertical well shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

O.  The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.

P.  The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore.  Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

Q.  The term “Sidetrack” shall mean the directional control and intentional deviation of a well from the originally intended wellbore ~~vertical~~ so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

R.  The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

See Article XVI.A. for additional definitions.  Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II.

EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

☒           A.    Exhibit “A,” shall include the following information:

(1) Description of lands subject to this agreement,

(2) Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,

~~(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement.~~

~~(6) Burdens on production.~~

☐            ~~B.    Exhibit “B,” Form of Lease.~~

☒           C.    Exhibit “C,” Accounting Procedure.

☒           D.    Exhibit “D,” Insurance.

☒           E.     Exhibit “E,” Gas Balancing Agreement.

☐            F.     Exhibit “F,” Non-Discrimination and Certification of Non-Segregated Facilities.

☐            ~~G.    Exhibit “G,” Tax Partnership.~~

☒           H.    Other: Memorandum of Operating Agreement

If any provision of any exhibit, except Exhibits “E,” “F” and “G,” is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III.

INTERESTS OF PARTIES

~~A.  Oil and Gas Interests:~~

~~If any party owns an Oil and Gas Interest in the Contract Area, that Interest shall be treated for all purposes of this agreement and during the term hereof as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit “B,” and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.~~

B.  Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.”  In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease ~~or Oil and Gas Interest~~ on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of  all leasehold burdens except Subsequently Created Interests and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden.  However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C.  Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is now or hereafter becomes burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.”  Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit “A,” such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party’s Lease or Interest to exceed the amount stipulated in Article III.B. above.

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor.  Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party.  If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.

TITLES

A.  Title Examination:

~~Title examination shall be made on the Drillsite of any proposed well~~ Prior to commencement of drilling operations ~~and, if a majority in interest of the Drilling Parties so request or Operator so elects,~~ title examination shall be made on the entire Drilling Unit for the proposed well~~, or maximum anticipated Drilling Unit, of the well~~.   The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.   Each party contributing Leases ~~and/or Oil and Gas Interests~~ to be included in the ~~Drillsite or~~ Drilling Unit, ~~if appropriate,~~ shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge.  All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator.  Operator shall cause title to be examined by attorneys on its staff or by outside attorneys.  Copies of all title opinions shall be furnished to each Drilling Party.  Costs incurred by Operator in procuring abstracts, securing curative materials, fees paid outside attorneys and lease brokers for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions) and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.”  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

~~Each party~~ Operator shall be responsible for, at the expense of the joint account, securing curative matter and pooling amendments or agreements required ~~in connection with Leases or Oil and Gas Interests contributed by such party~~.  Operator shall be responsible for all regulatory matters including the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder.  This shall not prevent any party from appearing on its own behalf at such hearings.

Costs incurred by Operator, including fees paid to outside attorneys and lease brokers, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.”

Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

No well shall be drilled on the Contract Area until after (1) the title to the ~~Drillsite or~~ Drilling Unit~~, if appropriate,~~ has been examined as above provided, and (2) the title has been approved by ~~the examining attorney or title has been accepted by~~ all of the Drilling Parties in such well.

B. Loss or Failure of Title:

~~1.  Failure of Title: Should any Oil and Gas Interest or Oil and Gas Lease be lost through failure of title, which results in a reduction of interest from that shown on Exhibit “A,” the party credited with contributing the affected Lease or Interest (including, if applicable, a successor in interest to such party) shall have ninety (90) days from final determination of title failure to acquire a new lease or other instrument curing the entirety of the title failure, which acquisition will not be subject to Article VIII.B., and failing to do so, this agreement, nevertheless, shall continue in force as to all remaining Oil and Gas Leases and Interests; and,~~

~~(a) The party credited with contributing the Oil and Gas Lease or Interest affected by the title failure (including, if applicable, a successor in interest to such party) shall bear alone the entire loss and it shall not be entitled to recover from Operator or the other parties any development or operating costs which it may have previously paid or incurred, but there shall be no additional liability on its part to the other parties hereto by reason of such title failure;~~

~~(b) There shall be no retroactive adjustment of expenses incurred or revenues received from the operation of the Lease or Interest which has failed, but the interests of the parties contained on Exhibit “A” shall be revised on an acreage basis, as of the time it is determined finally that title failure has occurred, so that the interest of the party whose Lease or Interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the Lease or Interest failed; (c) If the proportionate interest of the other parties hereto in any producing well previously drilled on the Contract Area is increased by reason of the title failure, the party who bore the costs incurred in connection with such well attributable to the Lease or Interest which has failed shall receive the proceeds attributable to the increase in such interest (less costs and burdens attributable thereto) until it has been reimbursed for unrecovered costs paid by it in connection with such well attributable to such failed Lease or Interest;~~

~~(d) Should any person not a party to this agreement, who is determined to be the owner of any Lease or Interest which has failed, pay in any manner any part of the cost of operation, development, or equipment, such amount shall be paid to the party or parties who bore the costs which are so refunded; (e) Any liability to account to a person not a party to this agreement for prior production of Oil and Gas which arises by reason of title failure shall be borne severally by each party (including a predecessor to a current party) who received production for which such accounting is required based on the amount of such production received, and each such party shall severally indemnify, defend and hold harmless all other parties hereto for any such liability to account;~~

~~(f) No charge shall be made to the joint account for legal expenses, fees or salaries in connection with the defense of the Lease or Interest claimed to have failed, but if the party contributing such Lease or Interest hereto elects to defend its title it shall bear all expenses in connection therewith; and~~

~~(g) If any party is given credit on Exhibit “A” to a Lease or Interest which is limited solely to ownership of an interest in the wellbore of any well or wells and the production therefrom, such party’s absence of interest in the remainder of the Contract Area shall be considered a Failure of Title as to such remaining Contract Area unless that absence of interest is reflected on Exhibit “A.”~~

2.  Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well payment, minimum royalty or royalty payment, or other payment necessary to maintain all or a portion of an Oil and Gas Lease or interest is not paid or is erroneously paid, and as a result a Lease or Interest terminates, there shall be no monetary liability against the party who failed to make such payment.  Unless the party who failed to make the required payment secures a new Lease or Interest covering the same interest within ninety (90) days from the discovery of the failure to make proper payment, which acquisition will not be subject to Article VIII.B., the interests of the parties reflected on Exhibit “A” shall be revised on an acreage basis, effective as of the date of termination of the Lease or Interest involved, and the party who failed to make proper payment will no longer be credited with an interest in the Contract Area on account of ownership of the Lease or Interest which has terminated.  If the party who failed to make the required payment shall not have been fully reimbursed, at the time of the loss, from the proceeds of the sale of Oil and Gas attributable to the lost Lease or Interest, calculated on an acreage basis, for the development and operating costs previously paid on account of such Lease or Interest, it shall be reimbursed for unrecovered actual costs previously paid by it (but not for its share of the cost of any dry hole previously drilled or wells previously abandoned) from so much of the following as is necessary to effect reimbursement:

(a) Proceeds of Oil and Gas produced prior to termination of the Lease or Interest, less operating expenses and lease burdens chargeable hereunder to the person who failed to make payment, previously accrued to the credit of the lost Lease or Interest, on an acreage basis, up to the amount of unrecovered costs;

(b) Proceeds of Oil and Gas, less operating expenses and lease burdens chargeable hereunder to the person who failed to make payment, up to the amount of unrecovered costs attributable to that portion of Oil and Gas thereafter produced and marketed (excluding production from any wells thereafter drilled) which, in the absence of such Lease or Interest termination, would be attributable to the lost Lease or Interest on an acreage basis and which as a result of such Lease or Interest termination is credited to other parties, the proceeds of said portion of the Oil and Gas to be contributed by the other parties in proportion to their respective interests reflected on Exhibit “A”; and,

(c) Any monies, up to the amount of unrecovered costs, that may be paid by any party who is, or becomes, the owner of the Lease or Interest lost, for the privilege of participating in the Contract Area or becoming a party to this agreement.

3. Other Losses: All losses of Leases or Interests committed to this agreement~~,~~ other than those set forth in Article~~s IV.B.1. and~~ IV.B.2. above, shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.”  This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended.  There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

                ~~4. Curing Title: In the event of a Failure of Title under Article IV.B.1. or a loss of title under Article IV.B.2. above, any Lease or Interest acquired by any party hereto (other than the party whose interest has failed or was lost) during the ninety (90) day period provided by Article IV.B.1. and Article IV.B.2. above covering all or a portion of the interest that has failed or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B. shall not apply to such acquisition~~.

ARTICLE V.

OPERATOR

A.  Designation and Responsibilities of Operator:

                                                                                           shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement.  In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement.  Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party.  Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.  See Article XVI.T

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice.  For purposes hereof, “good cause” shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator.  A change of a corporate name or structure of Operator or transfer of Operator’s interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

2.  Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties.  The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected.  The successor Operator shall be selected by the affirmative vote of the ~~two (2) or more~~ parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned.  The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator.  Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3.  Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor.  During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A.”  In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to ~~Operator,~~ Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit “A.”

C.  Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.  Rights and Duties of Operator:

1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area.  If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature.  All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in  the industry.

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.” Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B.  Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided.  Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator’s sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto.  Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account.  Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information.  Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.”

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled, Refraced, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back hereunder, including but not limited to the Initial Well:

(a) Operator will promptly advise Non-Operators in advance of the date on which the well is to be spudded, or the date on which drilling operations are commenced.

(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on  the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.”  Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof.  Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment. Upon the request of any party, Operator shall provide the requesting party with a signed certificate of insurance evidencing compliance with this Section 9.

ARTICLE VI.

DRILLING AND DEVELOPMENT

A.  Initial Well:

On or before the           day of                                              ,             , Operator shall commence operations for the drilling of the initial Well at the following location:

(Insert legal location for both surface and terminus locations - footages or x-y coordinates)

(Initial Well will be, during the term of the Participation Agreement, a Commitment Well or the initial Subsequent Well drilled in the Contract Area)

and shall thereafter continue the drilling of the well with due diligence to

(Insert proposed estimated depth and objective zone, followed by “whichever is the lesser”)

The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1. as to participation in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force majeure.

B.  Subsequent Operations:

1.  Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or if any party should desire to Rework, Sidetrack, Deepen, Refrac, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Refrac, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Refrac, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-eight (48) hours, exclusive of Saturday, Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation, reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

2.  Operations by Less Than All Parties:

(a) Determination of Participation.  If any party to whom such notice is delivered as provided in Article VI.B.1. or VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence.  Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work.  The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party.  Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed.  Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take.  Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal.  Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays).  The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period. If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph.  Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties.  If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties.  If any well drilled, Reworked, Sidetracked, Deepened, Refraced, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties.  Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Refracing, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Refracing, Sidetracking,

Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1.  Option No. 2, all of such Non- Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate.  Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

(i)  200% of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(ii)  300% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing ~~the~~ a vertical well or the proposed total depth described in the notice proposing a horizontal well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed for a vertical well, or a point less than the total depth proposed for a horizontal well, in the notice under which the well was drilled, and each such Non- Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a).  If any such Non- Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

(c) Reworking, Refracing, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Refracing or Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount.  Any such Refracing, Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 300% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein.  If such a Refracing, Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party’sshare of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem,production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable toNon-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Refracing, Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Refracing, Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Refracing, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings.  Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding month.  In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests.  Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non- Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Refracing, Recompleting or Plugging Back of said well.  Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Refracing, Reworking,

Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed.  Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period.  If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.1. (“Initial Objective”).  Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non- Consenting Parties).  Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2.  If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non- Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well.  The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well.  The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.”  If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non- Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above.  Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, including Article XVI, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party’s alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal.  Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals.  Any party not electing within the time required shall be deemed not to have voted.  The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location).  Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.

8. Paying Wells. No party shall conduct any Refracing, Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C.  Completion of Wells; Reworking and Plugging Back:

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the drilling, Deepening or Sidetracking shall include:  (NOTE: Option No. 1 below shall be deemed selected for all horizontal wells, and Option No. 2 below shall be deemed selected for all other wells)

☒         Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

☒         Option No. 2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to participate in a Completion attempt whether or not Operator recommends attempting to Complete the well, together with Operator’s AFE for Completion costs if not previously provided.  The parties receiving such notice shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an accompanying AFE.  Operator shall deliver any such Completion proposal, or any Completion proposal conflicting with Operator’s proposal, to the other parties entitled to participate in such Completion in accordance with the procedures specified in Article VI.B.6.  Election to participate in a Completion attempt shall include consent to all necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface facilities but excluding any stimulation operation not contained on the Completion AFE.  Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of conflicting Completion proposals.  If one or more, but less than all of the parties, elect to attempt a Completion, the provision of Article VI.B.2. hereof (the phrase “Reworking, Sidetracking, Deepening, Recompleting or Plugging Back” as contained in Article VI.B.2. shall be deemed to include “Completing”) shall apply to the operations thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in which the Completion attempt is made.  Election by a previous Non-Consenting party to participate in a subsequent Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt, insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a Completion attempt.

2. Refrac, Rework, Recomplete or Plug Back: No well shall be Refraced, Reworked, Recompleted or Plugged Back except a well Refraced, Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement.  Consent to the Refracing, Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D.  Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Fifty Thousand Dollars ($50,000.00) except in connection with the drilling, Sidetracking, Reworking, Refracing, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties.  Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles).  Operator shall deliver such proposal to all parties entitled to participate therein.  If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 65% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

E.  Abandonment of Wells:

                   1.  Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties.  Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment.  All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well.  Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well.  The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties who participated in the cost of drilling the well.  If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto.  Failure of a party to reply within sixty (60) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal.  If, within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties.  Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost.  Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production.  If the interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non- abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.”  The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees.  There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article.  Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well.  Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).

F.  Termination of Operations:

Upon the commencement of an operation for the drilling, Refracing, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing 75% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G.  Taking Production in Kind:

☒         Option No. 1: Gas Balancing Agreement Attached

Each party shall have the right to take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.  Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.  Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party.  Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser. Any purchase or sale by Operator of any other party’s share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market.  The sale or delivery by Operator of a non-taking party’s share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract.  No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportion- ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement.  Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

~~☐            Option No. 2: No Gas Balancing Agreement:~~

~~Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.  Any extra expenditures incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party.  Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.~~

~~Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.~~

~~If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and/or Gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil and/or Gas or sell it to others at any time and from time to time, for the account of the non-taking party.  Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator’s election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase contract having a term extending beyond such ten (10) -day period.  Any purchase or sale by Operator of any other party’s share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.~~

~~Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation fee equal to that received under any existing market or transportation arrangement.  The sale or delivery by Operator of a non-taking party’s share of production under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract.  No purchase of Oil and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give notice to all parties of the first sale of Gas from any well under this Agreement.~~

~~All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.~~

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES

A.  Liability of Parties:

                   The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area.  Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder.  It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals.  In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

B.  Liens and Security Interests:

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases ~~and Oil and Gas Interests~~ in the Contract Area which are subject to this JOA, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder.  Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or, to the extent subject to this JOA, hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement in the form attached hereto as Exhibit “H” and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder.  Any party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases ~~and Interests~~ covered by this agreement by, through or under such party.  All parties acquiring an interest in Oil and Gas Leases ~~and Oil and Gas Interests~~ covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.  In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas.  All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties.  The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C.  Advances:

Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof.  Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received.  If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid.  Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.  Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable.  For purposes of this Article VII.D., all notices and elections shall be delivered only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator. Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article.  If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement.  If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately.  The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to propose an operation or elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto.  ~~Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.~~

3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Refracing, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made.  If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-defaulting parties as a result of the default.  Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party’s anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default.  Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made.  If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement.  Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5. Costs and Attorneys’ Fees: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E.  Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the ~~party or parties who subjected such lease to this agreement at its or their expense.  In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties~~Operator and charged to the joint account.  Any party may request, and shall be entitled to receive, proper evidence of all such payments.  In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so.  In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F.  Taxes:

                  Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent.  Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator.  If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction.  If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest.  Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C.”

If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination.  During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty.  When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C.”

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII.

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.  Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto.  Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice.  If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender.  If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit “B.” Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article.  The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage.  The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface.  If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit.  If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.  If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B. Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease.  The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area.  Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party without warranty of title except by, through and under the acquiring party (including, for the avoidance of doubt, any affiliate of the acquiring party and/or any lease broker acting on its behalf) in any event, however, subject to such burdens and rights in favor of other persons created by the acquiring party as an incident to the acquisition of such Lease.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease.  The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein.  Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.  Acreage or Cash Contributions:

While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation.  If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement.  Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area.  The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.  Assignment; Maintenance of Uniform Interest:

~~For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:~~

~~1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or~~

~~2. an equal undivided percent of the party’s present interest in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production in the Contract Area.~~

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee.  No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

~~F.  Preferential Right to Purchase:~~

~~☐  (Optional; Check if applicable.)~~

~~Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract Area, it shall promptly give written notice to the other parties, with full information concerning its proposed disposition, which shall include the name and address of the prospective transferee (who must be ready, willing and able to purchase), the purchase price, a legal description sufficient to identify the property, and all other terms of the offer.  The other parties shall then have an optional prior right, for a period of ten (10) days after the notice is delivered, to purchase for the stated consideration on the same terms and conditions the interest which the other party proposes to sell; and, if this optional right is exercised, the purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing parties.  However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage its interests, or to transfer title to its interests to its mortgagee in lieu of or pursuant to foreclosure of a mortgage of its interests, or to dispose of its interests by merger, reorganization, consolidation, or by sale of all or substantially all of its Oil and Gas assets to any party, or by transfer of its interests to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which such party owns a majority of the stock~~.

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761.  Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election.  No such party shall give any notices or take any other action inconsistent with the election made hereby.  If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter 1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws.  In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

ARTICLE X.

CLAIMS AND LAWSUITS

                   Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Fifty Thousand Dollars ($50,000.00) and if the payment is in complete settlement of such claim or suit.  If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator.  All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises.  If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

ARTICLE XI.

FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII.

NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, electronic transmittal (such as email), postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.”  All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice.  The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received.  “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, email address, facsimile or telex machine of such party.  The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, email, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties.  If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.  Oral notice will not ne considered as a valid notice unless written confirmation is received within 48 hours of such oral notice.  Except where the response to a notice is to be made within 48 hours or a shorter period the giving of notice by facsimile or electronic transmittal (such as email) after 5:30 p.m. shall not be deemed to be received until 8:30 a.m. the following day.

ARTICLE XIII.

TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

~~☐   Option No. 1:  So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.~~

☒ Option No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying quantities, this agreement shall continue in force so long as any such well is capable of production, and for an additional period of 180 days thereafter; provided, however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking, Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein.  In the event the well described in Article VI.A., or any subsequent well drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-completing, Plugging Back or Reworking operations are commenced within 180 days from the date of abandonment of said well.  “Abandonment” for such purposes shall mean either (i) a decision by all parties not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any operations on the well, whichever first occurs.

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

ARTICLE XIV.

COMPLIANCE WITH LAWS AND REGULATIONS

A.  Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B.  Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located.  ~~If the Contract Area is in two or more states, the law of the state of shall govern.~~

C.  Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence.  Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV.

MISCELLANEOUS

A.  Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area.  Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations.  In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination.  In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest. In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B.  Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C.  Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.  Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.

OTHER PROVISIONS

ARTICLE XVI

OTHER PROVISIONS

This Article XVI is part of the Joint Operating Agreement dated                           , 201   between Orion Exploration Partners, LLC (“Orion”) and Evolution Petroleum OK, Inc. (“EPC”) (the “JOA”).  In the event of a conflict between the terms of this Article XVI and the JOA, the terms of this Article XVI shall control.  In the event of a conflict between the typewritten portion and printed portions of the JOA, the typewritten portions shall prevail.

This JOA is subject further to all the terms and conditions of that certain Participation and AMI Agreement dated April 17, 2012 (the “Participation Agreement”), by and between Orion and EPC, to which reference is made for all purposes.  In the event of a conflict between the terms and conditions of this JOA, including this Article XVI, and the Participation Agreement, the terms and conditions of the Participation Agreement shall control.

A.            DEFINITIONS CONTINUED

1.             The term “Deepen” when used in conjunction with a multi-lateral or horizontal well shall mean an operation whereby a lateral is drilled to a distance greater than the distance set out in the well proposal pursuant to which the well was drilled.

2.             The term “equipment”, as used in Article VI.B.2.(b)(ii) and this Article XVI, means down-hole equipment, wellhead and surface equipment beyond the wellhead connections including, but not limited to, treaters, compressors, separators, flowlines, tanks, motor pump units (both surface and down-hole), electrification and other lease equipment necessary for the proper operation of the well.

3.                                       The term “frac” means any hydraulic fracture stimulation operation conducted in the wellbore of a well in order to improve or optimize production in a Zone.

4.                                       The term “horizontal well” means a well containing a single lateral in which the wellbore deviates from the approximate vertical orientation to approximate horizontal orientation in order to drill within and test a specific geologic interval, utilizing deviation equipment, services and technology.  This shall include similar operations conducted in the re-entry of an existing wellbore.

5.                                       The term “initial objective” as used in conjunction with horizontal drilling, shall mean the proposed targeted total depth of the horizontal well.

6.                                       The term “lateral” means that portion of a well that deviates from the approximate vertical orientation to approximate horizontal orientation and all wellbore beyond such deviation to total depth.

7.                                       The term “multi-lateral well” means a well which contains more than one lateral and in which the wellbores deviate from the approximate vertical orientation to approximate horizontal orientation in order to drill within and test one or more specific geologic intervals, utilizing deviation equipment, services and technology.  This shall include similar operations conducted in the re-entry of an existing wellbore

8.                                       The term “Plug-Back” when used in conjunction with a horizontal or multi-lateral well means an operation to test or Complete the well at a stratigraphically shallower geological horizon in which the operation has been or is being Completed and which is not within an existing lateral.

9.                                       The term “Refrac” or “Re-frac” means any hydraulic fracture stimulation operation conducted in the wellbore of a well in order to improve or optimize production in a Zone which is currently open to production in the wellbore, but does not include a frac operation conducted pursuant to the well proposal under which the well was drilled.

10.                                 The term “total depth” when used in conjunction with a multi-lateral or horizontal well means the distance from the surface of the ground to the terminus of the wellbore.  Each lateral taken together with the common vertical wellbore shall be considered a single wellbore and shall have a corresponding total depth.  Where the proposed operation(s) is the drilling of, or operations on, a well containing a lateral component, the term “depth” wherever used in the JOA shall be deemed to read “total depth” insofar as it applies to such well.

11.                                 The term “vertical well” means any well drilled, Completed or Recompleted other than a horizontal well.

12.                                 “Well Pad” means a drill-ready surface location from which one or more wells are drilled and any related surface equipment, appurtenances and facilities related to and solely servicing such location.

B.                                     COSTS ASSOCIATED WITH USE OF CONSULTANTS

Operator may charge to the joint account the reasonable third party costs of consultants, including attorneys, necessary to secure regulatory permits and approvals for drilling wells, collecting and discharging water and any other matters related to the project.

C.                                     OPERATOR AFFILIATES

Notwithstanding the provisions of Article V herein to the contrary, a party to this agreement that has been designated as the Operator under this JOA (“Party”) may employ a subsidiary or affiliate to serve as Operator so long as the Party owns an interest in the Contract Area and is otherwise in compliance with the provisions of this JOA.  However, at such time as the Party sells its interest or no longer owns an interest in the Contract Area, the Party’s subsidiary or affiliate that is serving as Operator shall be deemed to have resigned just as if the Party had been serving as Operator.  Furthermore, the Operator’s failure to observe or comply with the provisions of this JOA may be applied and enforced against the Party just as if the Party was serving as the Operator.  Therefore, the provisions of this JOA may be enforced interchangeably between the Operator and the Party just as if they are one entity.

D.                                    OPERATIONS NECESSARY TO MAINTAIN A LEASE(S) IN FORCE

Notwithstanding the provisions of this JOA and particularly Article VI, if any proposed operations are necessary to maintain a lease covered by this JOA in force, or an agreement to earn a lease(s) which would otherwise expire unless such operations are conducted, then in addition to being penalized under Article VI.B.2. (a) and (b), each Non-Consenting Party shall assign to Consenting Parties all of such Non-Consenting Party’s right, title and interest in and to the lease(s) or portion thereof or such agreement which would be lost or not earned if such operations were not conducted.  Such assignment shall be promptly due upon commencement of said proposed operations by Consenting Parties and if the assignment is in favor of more than one party the assigned interest shall be shared by the Consenting Parties unless otherwise agreed to in writing.  Thereafter, such acreage covered by said assignment shall not be subject to the terms of this JOA, but shall be deemed to be subject to an agreement identical this JOA changed only in Exhibit “A” to indicate the Consenting Parties and their ownership percentages.  For purposes of defining operations necessary to maintain a lease or agreement to earn a lease(s) in force which would otherwise expire, such operations will be deemed necessary if proposed within three (3) months of the date the lease or agreement would otherwise expire.

E.                                      PRIORITY OF OPERATIONS

1.                                       Vertical Wells.  When a well which has been authorized under the terms of this agreement as a vertical well shall have been drilled to the initial objective, and all tests have been completed and the results thereof furnished to the participating parties, and such parties cannot unanimously agree upon the sequence and timing of further operations regarding the well, the operations proposed to be conducted shall be governed by the following sequence of priority:

a.                           Conduct additional testing, coring or logging;

b.                          Attempt Completion of the well without Plugging Back in ascending order from deepest to shallowest depths;

c.                           Sidetrack the well in the order of least deviation from the original bottom hole location to the greatest deviation;

d.                          Deepen the well below the Objective zone in descending order from shallowest to deepest depths;

e.                           Attempt to Plug Back and Complete the well in ascending order from deepest to shallowest depths;

f.                             Plug and abandon the well pursuant to Article VI.E.

2.                                       Horizontal Wells.  When a well which has been authorized under the terms of this agreement as a horizontal well shall have been drilled to the initial objective, and all tests have been completed and the results thereof furnished to the participating parties, and such parties cannot unanimously agree upon the sequence and timing of further operations regarding the well, the operations proposed to be conducted shall be governed by the following sequence of priority:

a.                           Conduct additional testing, coring or logging;

b.                          Attempt Completion of the well at the initial objective in the manner set forth in the AFE (i.e., in accordance with the casing stimulation and other completion programs set forth in the AFE);

c.                           Attempt Completion of the well at the initial objective in a manner different than as set forth in the AFE;

d.                          Lengthen the horizontal or lateral borehole (which shall require consent of all the participating parties);

e.                           Plug back and attempt to Complete the well at a depth shallower than the initial objective, with priority given to objectives in ascending order up the hole;

f.                             Plug and abandon the well pursuant to Article VI.E.

3.                                       Loss, Injury or Death.  If at the time the parties are considering a proposed operation, the well is in such condition that, in the Operator’s judgment, a reasonably prudent operator would not conduct such operation for fear of mechanical difficulties, placing the hole, property, equipment or personnel in danger of loss, injury or death, or fear of loss of hole or the well for any reason without being able to attempt a Completion at the Objective zone, then such operation shall not be given the priority set forth above.

F.                                      SIDETRACKING

Notwithstanding the provisions of Article VI.B.5, “Sidetracking”, such paragraph shall not be applicable to operations in the lateral portion of a horizontal well or multi-lateral well.  Drilling operations which are intended to recover penetration of the target interval which are conducted in a horizontal or multi-lateral well shall be considered as included in the original proposed drilling operations.

G.                                     PARTIES TO OPERATIONS

Notwithstanding anything to the contrary in Article VI.B.2, the share of production from a well which Non-Consenting Parties shall be deemed to have relinquished to Consenting Parties in any Reworking, Re-fracing, Deepening, Plugging Back or Completing of a well shall be the Non-Consenting Parties’ share of production, insofar and only insofar as to production from the wellbore of such well, only from the interval or intervals of the formation or formations from which production is obtained or increased as a result of the operations in which the Non-Consenting Parties did not participate.  In the event a subsequent operation is proposed for such well by one or more Consenting Parties prior to recovery of all costs and penalties recoverable from the relinquished interest of Non-Consenting Party in said interval or formation, Non-Consenting Party shall be entitled to participate therein to the extent of its interest prior to relinquishment.

Only a party that participated in the Non-Consent well shall have the right to propose a Deepening or Sidetracking operation for such well, but all parties, including parties which did not participate in such well (other than an Initial Well), shall be entitled to receive notices and shall have the right to participate pursuant to Article VI.B in such Sidetracking or Deepening operations.  However, those parties that did not participate in the Non-Consent well shall reimburse the Consenting Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance Article VI.B.5 in the event of a Sidetracking operation.

H.                                    REGULATIONS

Any state or Federal regulation, penalties and/or assessments which may be lawfully applied to Operator as the result of any action by said Operator in Operator’s conduct of the operations hereunder, shall be shared by the Operator and the Non-Operators in proportion to their interests as set forth in Exhibit “A” hereof provided there is no fraud, intentional misrepresentation or other act of gross negligence or willful misconduct by the Operator.

I.                                         LAND SERVICES

Operator, as part of its services hereunder and without additional charge, will provide all resources necessary to manage and develop the lands, leases, wells and related facilities of the Parties within the Contract Area (sometimes referred to as the “Properties”), including but not limited to: operation of Properties, and technical oversight of any non-operated properties, maintenance of leases, together with title and land files.

J.                                        ADDITIONAL FACILITIES

All proposals for Well Operations may include the costs of additional equipment and other common facilities needed to serve the well(s) covered by such proposal, whether or not located on lands within the Contract Area (the “Associated Facilities”); provided, however, that “Associated Facilities” shall not include any saltwater disposal wells or facilities necessary for the delivery of produced water from producing wells to a disposal facility/well.

A party who elects to participate in the proposed Well Operations shall be deemed to have elected to participate in the Associated Facilities.  Saltwater disposal wells and related facilities shall be governed by the terms and conditions of the Participation Agreement.  Upon the termination of the Participation Agreement, saltwater disposal wells and related facilities (whether or not located on lands within the Contract Area) serving the wells producing Oil and Gas from the Contract Area may be proposed by a party hereto as a subsequent operation under Article VI.B.1 of the JOA.  In such case, the parties hereto shall have an election to participate or not participate in such saltwater disposal well and related facilities in accordance with the terms of Article VI.B.1.  Notwithstanding the provisions of Article VI.B.2 herein to the contrary, if a party elects not to participate in a proposed saltwater disposal well and related facilities, such party shall (a) have no ownership rights in or obligations with respect to such saltwater disposal well and related facilities, including any vested future ownership rights or interests in such well and facilities, (b) not be responsible for any of the costs and expenses of such saltwater disposal well and related facilities, and (c) retain the right to access and use such saltwater disposal well and related facilities for the disposal of such party’s proportionate share of produced water from wells drilled under the JOA, on a contractual basis, subject to the payment of a reasonable fee to the operator of such saltwater disposal well and related facilities for such access and use.

K.                                    RECORDS AND ACCESS

The Operator shall maintain and shall permit each Non-Operator to access and copy during normal business hours and at Non-Operator’s cost and expense drilling and development reports and data customary in the oil and gas industry and related to operations within the Contract Area under this JOA, including, without limitation, copies of regular planned drilling and completion schedules; copies of drilling prognoses including planned casing designs and setting depths, mud programs, and logging, coring, and petrophysical evaluation plans; copies of completion prognoses and plans including planned perforations and stimulation prognoses; copies of survey plats for drilling locations and proration units and copies of documents received from all regulatory bodies or other governmental agencies having jurisdiction of the properties in the Contract Area.  In addition, Operator shall provide to all Consenting Parties in each well drilled on the Contract Area and other facility installation activities daily reports setting forth daily drilling, completion, facility activity and estimated cost and expenses of operations as often as generated, detailed mud logs, mud logging reports, drilling break, and show reports, as often as generated; well logs, including any pressure or fluid (and gas) sample reports and micro-seismic reports; and daily production reports, including oil, gas and water production along with any measured pressure information.  Operator shall also secure and store any conventional or sidewall core samples recovered and shall grant Non-Operators access to such samples at all reasonable times upon request therefor by any Non-Operator.  The Operator shall keep Non-Operators fully informed with respect to all wells within the Contract Area including planned wells, wells being drilled, tested, completed or plugged, and shall provide all Non-Operators with all drilling reports and all well information for wells drilled hereunder promptly after Operator’s receipt of such information.  Each Non-Operator shall have rights to access the Contract Area and operations at its own risk and expense to inspect and observe all operating activities.

L.                                      CONFLICTS WITH LAW

In the event this JOA or any other provision hereof is, or the operations contemplated hereby are, found to be inconsistent with or contrary to any law rule, regulation or order, the latter shall be deemed to control and this JOA shall be regarded as modified accordingly, and as so modified, to continue in full force and effect.

M.                                 ASSIGNMENTS

Notwithstanding any provision of this JOA to the contrary, where, under the terms of this JOA, a party hereto is required to assign to one or more of the other parties its interest in one or more leases or portion or part thereof, such assignment shall be made free and clear of all overriding royalties, production payments, net profits interests, mortgages, liens or other burdens placed thereon by the assigning party or resulting from its ownership and operation of such lease or interest except such burdens with which the lease or interest was burdened when made subject to this JOA, but otherwise without warranty of title, either express or implied, except against those parties claiming by, through or under the assignor but not otherwise, and assignee shall have the right of subrogation as to any warranties to which it may be entitled.

N.                                    DISBURSEMENTS

If Non-Operator elects to not take in kind its share of Oil and Gas produced from the Contract Area, Operator shall market Non-Operator’s share of Oil and Gas produced on the same terms and conditions as Operator markets its share of Oil and Gas produced, subject, however, to Non-Operator’s right to again take in-kind and market its share of Oil and Gas produced as provided in Article V.I.G.  At any time when Non-Operator’s share of production is being marketed by Operator on behalf of Non-Operator, Non-Operator may require that it receive its pro rata share of the proceeds of sale of production directly from the purchaser thereof.  In such event Operator shall in good faith exert its best efforts to facilitate Non-Operator’s right to receive its pro rata share of the proceeds of sale of production directly from the purchaser thereof.

O.                                    TAXES

Operator shall pay or cause to be paid all taxes, either State or Federal, owing or which may be payable on production from the Contract Area, whether in the form of a severance or production tax; provided, however, if at any time any party is taking its share of production in-kind or is being paid for its share of production directly from the purchaser, such party shall pay or cause to be paid said taxes as to such production.

P.                                      METERING OF PRODUCTION

If a diversity of the working interest ownership in production from a lease subject to this JOA occurs as a result of operations by less than all parties pursuant to the provisions of this JOA, it is agreed that the oil, gas or other hydrocarbons produced from the well or wells Completed by the Consenting Party or Parties shall be separately measured by standard metering equipment to be properly tested periodically for accuracy, and that the setting of a separate tank battery will not be required unless the purchaser of the production or a governmental regulatory body having jurisdiction will not approve metering for separately measuring the production.  In the event of a transfer, sale, encumbrance or other disposition of interest within the Contract Area by a party hereto which creates the necessity of separate measurement of production, the party creating the necessity for such separate measurement shall alone bear the cost of purchase, installation and operation of such facilities.

Q.                                    BANKRUPTCY

If, following the granting of relief under the Bankruptcy Code to any party hereto as debtor hereunder, this JOA should be held to be an executory contract within the meaning of 11 U.S.C. Section 365, then the Operator, or (if the Operator is the debtor in bankruptcy) any other party, shall be entitled to a determination by debtor or any trustee or debtor within thirty (30) days from the date an order for relief is entered under the Bankruptcy Code as to the rejection or assumption of this JOA.  In the event of an assumption, Operator or said other party shall be entitled to adequate assurances as to future performance of debtor’s obligation hereunder and the protection of the interest of all other parties.

R.                                     RIGHTS SUSPENDED

If a lien conferred in Article VII.B. has been enforced, for so long as the affected party remains in default it shall have no further access to the Contract Area or information obtained in connection with operations hereunder and shall not be entitled to vote on any matter hereunder.  As to any proposed operation in which it otherwise would have the right to participate, such party shall have the right to be a Consenting Party therein only if it pays the amount it is in default before the operation is commenced; otherwise, it automatically shall be deemed a Non-Consenting Party to that operation.  The foregoing shall not apply to amounts being disputed in good faith and as to which the Non-Operator has delivered the Operator written notice.

S.                                      MUTUALITY

The parties hereto acknowledge and declare that this JOA is the result of extensive negotiations between themselves.  Accordingly in the event of any ambiguity in this JOA, there shall be no presumption that this instrument was prepared solely by either party hereto.

T.                                    ADDITIONAL LANGUAGE TO ARTICLE V - OPERATOR

THE PRECEDING SENTENCE SHALL BE DEEMED CLEAR AND CONSPICUOUS AND SATISFY THE EXPRESS NEGLIGENCE RULE.  THE PARTIES

SHALL HAVE NO LIABILITY TO ONE ANOTHER FOR CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM CLAIMS RELATED TO THIS JOA.

U.                                    NON-CONSENT OPERATIONS

Notwithstanding an election by Consenting Parties in accordance with Article VI.B.2(a) to designate one of the Consenting Parties to perform work as to which not all the parties have elected to participate, upon the completion of such work, the Operator shall assume operations over the resulting well or other property and perform such work in accordance with this JOA.

V.                                     MULTIPLE WELL PROPOSALS

No party to this Agreement shall propose the drilling of more than one well at a time, nor shall any party to this Agreement propose the drilling of a well during the time that another well is being drilled except: (1) by mutual consent of all parties hereto, or (2) if one or more of said proposed wells are obligations necessary for the maintenance of any leasehold interest on acreage covered by this Agreement.

W.                                SUBSTITUTE WELL PROVISION

In the event any well (other than a Commitment Well, as defined in the Participation Agreement) drilled hereunder is lost for any reason prior to being drilling to the proposed total depth for such, or Operator has encountered during drilling mechanical conditions which would, in Operator’s opinion, make further drilling in any test well hereunder impracticable or inadvisable, Operator may abandon said test well and thereafter may commence operations for a substitute well for any such well (which has been lost or abandoned) within ninety (90) days after abandonment, to the same proposed total depth, drilled in the same quarter section (unless a different location is agreeable to both parties), and drilled subject to the same terms and conditions as the well so lost or abandoned. Such substitute well shall thereafter be considered as the originally proposed test well under this Agreement.

X.                                    WAIVER OF JURY TRIAL

THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS JOA (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY).  EACH PARTY (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS JOA BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS ARTICLE XVI.X.

Y.                                     INTERPRETATION OF ARTICLE VI.D,

Notwithstanding anything in this JOA to the contrary, for purposes of Article VI.D, when calculating the percentage of parties that have given their written consent under Article VI.D, such calculation shall include the interests and elections of all parties owning an interest in Oil and Gas or Oil and Gas Leases in the Contract Area, regardless of whether or not such parties are signatories to this JOA.

IN WITNESS WHEREOF, this agreement shall be effective as of the                day of                             ,

                  .

~~, who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610-1989 Model Form Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable as changes in Articles                                                                                                                                                  , have been made to the form.~~

ATTEST OR WITNESS:		OPERATOR

By

Type or print name

Title

Date

Tax ID or S.S. No.

NON-OPERATORS

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

By

Type or print name

Title

Date

Tax ID or S.S. No.

ACKNOWLEDGMENTS

Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.

The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:

State of	)

) ss.

County of	)

This instrument was acknowledged before me on

		by		.

(Seal, if any)

Title (and Rank)

My commission expires:

Acknowledgment in representative capacity:

State of	)

) ss.

County of	)

This instrument was acknowledged before me on

		by		as

of		.

(Seal, if any)

Title (and Rank)

My commission expires:

EXHIBIT “A”

Attached to and made a part of that certain Operating Agreement dated effective the         day of            , 201 , by and between                                             , Operator, and                                , Non-Operator.

I.              DESCRIPTION OF LANDS SUBJECT TO THIS AGREEMENT

(insert description of spacing unit)

II.            RESTRICTIONS, IF ANY, AS TO DEPTHS, FORMATIONS OR SUBSTANCES

There are no restrictions.

III.           PERCENTAGES OF PARTIES TO THIS AGREEMENT

WI OWNER	WI %

Orion Exploration Partners, LLC	55%

Evolution Petroleum OK, Inc.	45%

100.00000%

subject, however, to revisions in accordance with this Agreement and any Participation Agreement.

IV.           ADRESSES OF THE PARTIES FOR NOTICE PURPOSES

Orion Exploration Partners, LLC

4870 S. Lewis Ave., Ste. 240

Tulsa, OK 74105

(918) 492-0254 Phone

(918) 492-0263 Fax

Evolution Petroleum OK, Inc.

2500 CityWest Blvd., Suite 1300

Houston, Texas 77042

(713) 935-0122 Phone

(713) 935-0199 Fax

Prepared by                                    (    /    /    )

COPAS 2005 Accounting Procedure Recommended by COPAS  copas EXHIBIT "C- " ACCOUNTING PROCEDURE  I I Attached to and made part of  that Operating Aereement dated .20 • by and between  2 3 4 5 6 7 8  INT OPERATIONS  9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 F THE PARTIES FAIL TO SELECT EITHER ONE OF COMPETING "ALTERNATIVE" PROVISIONS, OR SELECT ALL THE COMPETING "ALTERNATIVE" PROVISIONS, ALTERNATIVE 1 IN EACH SUCH INSTANCE SHALL BE DEEMED TO HAVE BEEN ADOPTED BY TILE PARTIES AS A RESULT OF ANY SUCH OMISSION OR DUPLICATE NOTATION. IN THE EVENT THAT ANY "OPTIONAL" PROVISION OF THIS ACCOUNTING PROCEDURE IS NOT ADOPTED BY THE PARTIES TO THE AGREEMENT BY A TYPED, PRINTED OR HANDWRITTEN INDICATION, SUCH PROVISION SHALL NOT FORM A PART OF THIS ACCOUNTING PROCEDURE, AND NO INFERENCE SHALL BE MADE CONCERNING THE INTENT OF THE PARTIES IN SUCH EVENT. 1. DEFINITIONS All terms used in this Accounting Procedure shall have the following meaning, unless otherwise expressly defined in the Agreement "Affiliate" means for a person, another person that controls, is controlled by, or is under common control with that person. In this definition, (a) control means the ownership by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) "person" means an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity. "Agreement" means the operating agreement, farmout agreement, or other contract between the Parties to which this Accounting Procedure is attached. "Controllable Material" means Material that, at the time of acquisition or disposition by the Joint Account, as applicable, is so classified in the Material Classification Manual most recently recommended by the Council of Petroleum Accountants Societies (COPAS). "Equalized Freight" means the procedure of charging transportation cost to the Joint Account based upon the distance from the nearest Railway Receiving Point to the property. "Excluded Amount" means a specified excluded trucking amount most recently recommended by COPAS. "Field Office" means a structure, or portion of a structure, whether a temporary or permanent installation, the primary function of which is to directly serve daily operation and maintenance activities of the Joint Property and which serves as a staging area for directly chargeable field personnel. "First Level Supervision" means those employees whose primary function in Joint Operations is the direct oversight of the Operator's field employees and/or contract labor directly employed On-site in a field operating capacity. First Level Supervision functions may include, but are not limited to: Responsibility for field employees and contract labor engaged in activities that can include field operations, maintenance, construction, well remedial work, equipment movement and drilling Responsibility for day-to-day direct oversight of rig operations Responsibility for day-to-day direct oversight of construction operations Coordination of job priorities and approval of work procedures Responsibility for optimal resource utilization (equipment, Materials, personnel) Responsibility for meeting production and field operating expense targets Representation of the Parties in local matters involving community, vendors, regulatory agents and landowners, as an incidental part of the supervisor's operating responsibilities Responsibility for all emergency responses with field staff Responsibility for implementing safety and environmental practices Responsibility for field adherence to company policy Responsibility for employment decisions and performance appraisals for field personnel Oversight of sub-groups for field functions such as electrical, safety, environmental, telecommunications, which may have group  65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 21 or team leaders. "Joint Account" means the account showing the charges paid and credits received in the conduct of the Joint Operations that are to be shared by the Parties, but does not include proceeds attributable to hydrocarbons and by-products produced under the Agreement. "Joint Operations" means all operations necessary or proper for the exploration, appraisal, development, production, protection, maintenance, repair, abandonment, and restoration of the Joint Property.

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. copas 1 "Joint Property" means the real and personal property subject to the Agreement 2 3 "Laws" means any laws, rules, regulations, decrees, and orders of the United Stales of America or any state thereof and all other 4 governmental bodies, agencies, and other authorities having jurisdiction over or affecting the provisions contained in or the transactions 5 contemplated by the Agreement or the Parties and their operations, whether such laws now exist or are hereafter amended, enacted, 6 promulgated or issued. 7 8 "Material" means personal property, equipment, supplies, or consumables acquired or held for use by the Joint Property. 9 10 "Non-Operators" means the Parties to the Agreement other than the Operator. 11 12 "Offshore Facilities" means platforms, surface and subsea development and production systems, and other support systems such as oil and 13 gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping, 14 heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of 15 offshore operations, all of which are located offshore. 16 17 "Off-site" means any location that is not considered On-site as defined in this Accounting Procedure. 18 19 "On-site" means on the Joint Property when in direct conduct of Joint Operations. The term "On-site" shall also include that portion of 20 Offshore Facilities, Shore Base Facilities, fabrication yards, and staging areas from which Joint Operations are conducted, or other 21 facilities that directly control equipment on the Joint Property, regardless of whether such facilities are owned by the Joint Account. 22 23 "Operator" means the Party designated pursuant to the Agreement to conduct the Joint Operations. 24 25 "Parties" means legal entities signatory to the Agreement or their successors and assigns. Parties shall be referred to individually as 26 27 28 "Participating Interest" means the percentage of the costs and risks of conducting an operation under the Agreement that a Party agrees, 29 or is otherwise obligated, to pay and bear. 30 31 "Participating Party" means a Party that approves a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of 32 the costs and risks of conducting an operation under the Agreement 33 34 "Personal Expenses" means reimbursed costs for travel and temporary living expenses. 35 36 "Railway Receiving Point" means the railhead nearest the Joint Property for which freight rates are published, even though an actual 37 railhead may not exist. 38 39 "Shore Base Facilities" means onshore support facilities that during Joint Operations provide such services to the Joint Property as a 40 receiving and transshipment point for Materials; debarkation point for drilling and production personnel and services; communication, 41 scheduling and dispatching center, and other associated functions serving the Joint Property. 42 43 "Supply Store" means a recognized source or common stock point for a given Material item. 44 45 "Technical Services" means services providing specific engineering, geoscience, or other professional skills, such as those performed by 46 engineers, geologists, geophysicists, and technicians, required to handle specific operating conditions and problems for the benefit of Joint 47 Operations; provided, however, Technical Services shall not include those functions specifically identified as overhead under the second 48 paragraph of the introduction of Section III (Overhead). Technical Services may be provided by the Operator, Operator's Affiliate, Non- 49 Operator, Non-Operator Affiliates, and/or third parties. 50 51 2. STATEMENTS AND BILLINGS 52 53 The Operator shall bill Non-Operators on or before the last day of the month for their proportionate share of the Joint Account for the 54 preceding month. Such bills shall be accompanied by statements that identify the AFE (authority for expenditure), lease or facility, and all 55 charges and credits summarized by appropriate categories of investment and expense. Controllable Material shall be separately identified 56 and fully described in detail, or at the Operator's option, Controllable Material may be summarized by major Material classifications. 57 Intangible drilling costs, audit adjustments, and unusual charges and credits shall be separately and clearly identified. 58 59 The Operator may make available to Non-Operators any statements and bills required under Section 1.2 and/or Section I.3.A (Advances 60 and Payments by the Parties) via email, electronic data interchange, intemet websites or other equivalent electronic media in lieu of paper 61 copies. The Operator shall provide the Non-Operators instructions and any necessary information to access and receive the statements and 62 bills within the timeframes specified herein. A statement or billing shall be deemed as delivered twenty-four (24) hours (exclusive of 63 weekends and holidays) after the Operator notifies the Non-Operator that the statement or billing is available on the website and/or sent via 64 email or electronic data interchange transmission. Each Non-Operator individually shall elect to receive statements and billings 65 electronically, if available from the Operator, or request paper copies. Such election may be changed upon thirty (30) days prior written 66 notice to the Operator. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 2

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. copas 1 3. ADVANCES AND PAYMENTS BY THE PARTIES 2 3 A. Unless otherwise provided for in the Agreement, the Operator may require the Non-Operators to advance their share of the estimated 4 cash outlay for the succeeding month's operations within fifteen (15) days after receipt of the advance request or by the first day of 5 the month for which the advance is required, whichever is later. The Operator shall adjust each monthly billing to reflect advances 6 received from the Non-Operators for such month. If a refund is due, the Operator shall apply the amount to be refunded to the 7 subsequent month's billing or advance, unless the Non-Operator sends the Operator a written request for a cash refund. The Operator 8 shall remit the refund to the Non-Operator within fifteen (15) days of receipt of such written request. 9 10 B. Except as provided below, each Party shall pay its proportionate share of all bills in full within fifteen (15) days of receipt date. If 11 payment is not made within such time, the unpaid balance shall bear interest compounded monthly at the prime rate published by the 12 Wall Street Journal on the first day of each month the payment is delinquent, plus three percent (3%), per annum, or the maximum 13 contract rate permitted by the applicable usury Laws governing the Joint Property, whichever is the lesser, plus attorney's fees, court 14 costs, and other costs in connection with the collection of unpaid amounts. If the Wall Street Journal ceases to be published or 15 discontinues publishing a prime rate, the unpaid balance shall bear interest compounded monthly at the prime rate published by the 16 Federal Reserve plus three percent (3%), per annum. Interest shall begin accruing on the first day of the month in which the payment 17 was due. Payment shall not be reduced or delayed as a result of inquiries or anticipated credits unless the Operator has agreed. 18 Notwithstanding the foregoing, the Non-Operator may reduce payment, provided it furnishes documentation and explanation to the 19 Operator at the time payment is made, to the extent such reduction is ,sasod by: 20 21 (1) being billed at an incorrect working interest or Participating Interest that is higher than such Non-Operator's actual working 22 interest or Participating Interest, as applicable; or 23 (2) being billed for a project or AFE requiring approval of the Parties under the Agreement that the Non-Operator has not approved 24 or is not otherwise obligated to pay under the Agreement or 25 (3) being billed for a property in which the Non-Operator no longer owns a working interest, provided the Non-Operator has 26 furnished the Operator a copy of the recorded assignment or letter in-lieu. Notwithstanding the foregoing, the Non-Operator 27 shall remain responsible for paying bills attributable to the interest it sold or transferred for any bills rendered during the thirty 28 (30) day period following the Operator's receipt of such written notice; or 29 (4) charges outside the adjustment period, as provided in Section 1.4 (Adjustments). 30 31 4. ADJUSTMENTS 32 33 A. Payment of any such bills shall not prejudice the right of any Party to protest or question the correctness thereof; however, all bills 34 I and statements, inaluding-payeaf-stasesnestar rendered during any calendar year shall conclusively be presumed to be true and correct, 35 with respect only to expenditures, after twenty-four (24) months following the end of any such calendar year, unless within said 36 period a Party takes specific detailed written exception thereto making a claim for adjustment. The Operator shall provide a response 37 to all written exceptions, whether or not contained in an audit report, within the time periods prescribed in Section 1.5 (Expenditure 38 Audits). 39 40 B. All adjustments initiated by the Operator, except those described in items (1) through (4) of this Section 1.4.B, are limited to the 41 twenty-four (24) month period following the end of the calendar year in which the original charge appeared or should have appeared 42 1 on the Operator's Joint Account statement ef-payeet-statement—Adjustments that may be made beyond the twenty-four (24) month 43 period are limited to adjustments resulting from the following: 44 45 (1) a physical inventory of Controllable Material as provided for in Section V (Inventories of Controllable Material), or 46 (2) an offsetting entry (whether in whole or in part) that is the direct result of a specific joint interest audit exception granted by the 47 Operator relating to another property, or 48 (3) a government/regulatory audit, or 49 (4) a working interest ownership or Participating Interest adjustment. 50 51 5. EXPENDITURE AUDITS 52 53 A. A Non-Operator, upon written notice to the Operator and all other Non-Operators, shall have the right to audit the Operator's 54 accounts and records relating to the Joint Account within the twenty-four (24) month period following the end of such calendar year in 55 which such bill was rendered; however, conducting an audit shall not extend the time for the taking of written exception to and the 56 adjustment of accounts as provided for in Section 1.4 (Adjustments). Any Party that is subject to payout accounting under the 57 Agreement shall have the right to audit the accounts and records of the Party responsible for preparing the payout statements, or of 58 the Party furnishing information to the Party responsible for preparing payout statements. Audits of payout accounts may include the 59 volumes of hydrocarbons produced and saved and proceeds received for such hydrocarbons as they pertain to payout accounting 60 I led under the Agreement. Audits of a payout account shall- may be conductal 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 3

61 62 63 64 65 66 twenty-four (24) month period following the end of the calendar year in which the payout statement was rendered. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner that will result in a minimum of inconvenience to the Operator. The Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of the Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 4

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. c op a s 1 those Non-Operators approving such audit. 2 3 The Non-Operator leading the audit (hereinafter "lead audit company") shall issue the audit report within ninety (90) days after 4 completion of the audit testing and analysis; however, the ninety (90) day time period shall not extend the twenty-four (24) month 5 requirement for taking specific detailed written exception as required in Section 1.4.A (Adjustments) above. All claims shall be 6 supported with sufficient documentation. 7 8 A timely filed written exception or audit report containing written exceptions (hereinafter "written exceptions") shall, with respect to 9 the claims made therein, preclude the Operator from asserting a statute of limitations defense against such claims, and the Operator to hereby waives its right to assert any statute of limitations defense against such claims for so long as any Non-Operator continues to comply with the deadlines for resolving exceptions provided in this Accounting Procedure. If the Non-Operators fail to comply with 12 the additional deadlines in Section I.5.13 or I.5.C, the Operator's waiver of its rights to assert a statute of limitations defense against 13 the claims brought by the Non-Operators shall lapse, and such claims shall then be subject to the applicable statute of limitations, 14 provided that such waiver shall not lapse in the event that the Operator has failed to comply with the deadlines in Section L5.B or 15 I.5.C, 16 17 B. The Operator shall provide a written response to all exceptions in an audit report within one hundred eighty (180) days after Operator 18 receives such report. Denied exceptions should be accompanied by a substantive response. If the Operator fails to provide substantive 19 response to an exception within this one hundred eighty (180) day period, the Operator will owc interest on that exception or portion 20 thereof if ultimately granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section 21 I.3.B (Advances and Payments by the Parties). 22 23 C. The lead audit company shall reply to the Operator's response to an audit report within ninety (90) days of receipt, and the Operator 24 shall reply to the lead audit company's follow-up response within ninety (90) days of receipt; provided, however, each Non-Operator 25 shall have the right to represent itself if it disagrees with the lead audit company's position or believes the lead audit company is not 26 adequately fulfilling its duties. Unless otherwise provided for in Section I.5.E, if the Operator fails to provide substantive response 27 to an exception within this ninety (90) day period, the Operator will owe interest on that exception or portion thereof if ultimately 28 granted, from the date it received the audit report Interest shall be calculated using the rate set forth in Section 1.3.B (Advances and 29 Payments by the Parties). 30 31 D. If any Party fails to meet the deadlines in Sections I.5.B or I.S.0 or if any audit issues are outstanding fifteen (15) months after 32 Operator receives the audit report, the Operator or any Non-Operator participating in the audit has the right to call a resolution 33 meeting, as net forth in this Section I.5.D or it may invoke the dispute resolution procedures included in the Agreement, if applicable. 34 The meeting will require one month's written notice to the Operator and all Non-Operators participating in the audit. The meeting 35 shall be held at the Operator's office or mutually agreed location, and shall be attended by representatives of the Parties with 36 authority to resolve such outstanding issues. Any Party who fails to attend the resolution meeting shall be bound by any resolution 37 reached at the meeting. The lead audit company will make good faith efforts to coordinate the response and positions of the 38 Non-Operator participants throughout the resolution process; however, each Non-Operator shall have the right to represent itself. 39 Attendees will make good faith efforts to resolve outstanding issues, and each Party will be required to present substantive information 40 supporting its position. A resolution meeting may be held as often as agreed to by the Parties. Issues unresolved at one meeting may 41 be discussed at subsequent meetings until each such issue is resolved. 42 43 If the Agreement contains no dispute resolution procedures and the audit issues cannot be resolved by negotiation, the dispute shall 44 be submitted to mediation. In such event, promptly following one Party's written request for mediation, the Parties to the dispute 45 shall choose a mutually acceptable mediator and share the costs of mediation services equally. The Parties shall each have present 46 at the mediation at least one individual who has the authority to settle the dispute. The Parties shall make reasonable efforts to 47 ensure that the mediation commences within sixty (60) days of the date of the mediation request Notwithstanding the above, any 48 Party may file a lawsuit or complaint (I) if the Parties are unable after reasonable efforts, to commence mediation within sixty (60) 49 days of the date of the mediation request, (2) for statute of limitations reasons, or (3) to seek a preliminary injunction or other 50 provisional judicial relief, if in its sole judgment an injunction or other provisional relief is necessary to avoid irreparable damage or 51 to preserve the stasis quo. Despite such action, the Parties shall continue to try to resolve the dispute by mediation. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 5

52 53 I E. XB (Optional Provision — Forfeiture Penalties) 54 If the Non-Operators fail to meet the deadline in Section 1.5.C, any unresolved exceptions that were not addressed by the Non- 55 Operators within one (I) year following receipt of the last substantive response of the Operator shall be deemed to have been 56 withdrawn by the Non-Operators, If the Operator fails to meet the deadlines in Section 1.5.B or 15.C, any unresolved exceptions that 57 were not addressed by the Operator within one (1) year following receipt of the audit report or receipt of the last substantive response 58 of the Non-Operators, whichever is later, shall be deemed to have been granted by the Operator and adjusonents shall be made, 59 without interest to the Joint Account. 60 61 6. APPROVAL BY PARTIES 62 63 A GENERAL MATTERS 64 65 Where an approval or other agreement of the Parties or Non-Operators is expressly required under other Sections of this Accounting 66 Procedure and if the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 6

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. c op a s Operator shall notify all Non-Operators of the Operator's proposal and the agreement or approval of a majority in interest of the 2 Non-Operators shall be controlling on all Non-Operators. 3 4 This Section L6.A applies to specific situations of limited duration where a Party proposes to change the accounting for charges from 5 that prescribed in this Accounting Procedure. This provision does not apply to amendments to this Accounting Procedure, which are 6 covered by Section L6.B. 7 8 B. AMENDMENTS 9 10 If the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, this Accounting 11 I Procedure can be amended by an affirmative vote of two (2) or more non-affiliated Parties, one of which is the Operator, 12 I having a combined working,interest of at Istsai seventy-five -which approval be At g(" on r'arties, %) 13 14 provided, however, approval of at least one (1) Non-Operator shall be required. 15 C. AFFILIATES 16 17 For the purpose of administering the voting procedures of Sections I.6.A and 1.6.B, if Parties to this Agreement are Affiliates of each 18 19 other, then such Affiliates shall be combined and treated as a single Party having the combined working interest or Participating Interest of such Affiliates. 20 21 For the purposes of administering the voting procedures in Section 1.6.A, if a Non-Operator is an Affiliate of the Operator, votes 22 under Section L6.A shall require the majority in interest of the Non-Operator(s) after excluding the interest of the Operator's 23 Affiliate. 24 25 26 H. DIRECT CHARGES 27 28 The Operator shall charge the Joint Account with the following items: 29 30 1. RENTALS AND ROYALTIES 31 Lease rentals and royalties paid by the Operator, on behalf of all Parties, for the Joint Operations. 32 33 2. LABOR 34 35 A. Salaries and wages, including incentive compensation programs as set forth in COPAS MFI-37 ("Chargeability of Incentive 36 37 Compensation Programs"), for. 38 39 (1) Operator's field employees directly employed On-site in the conduct of Joint Operations, 40 (2) Operator's employees directly employed on Shore Base Facilities, Offshore Facilities, or other facilities serving the Joint 41 Property if such costs are not charged under Section 11.6 (Equipment and Facilities Furnished by Operator) or are not a 42 43 function covered under Section III (Overhead), 44 (3) Operator's employees providing First Level Supervision, 45 46 47 (4) Operator's employees providing On-site Technical Services for the Joint Property if such charges are excluded from the overhead rates in Section III (Overhead), 48 49 50 (5) Operator's employees providing Off-site Technical Services for the Joint Property if such charges are excluded from the 51 overhead rates in Section III (Overhead). 52 Charges for the Operator's employees identified in Section II.2.A may be made based on the employee's actual salaries and wages, 53 or in lieu thereot a day rate representing the Operator's average salaries and wages of the employee's specific job category. 54 55 Charges for personnel chargeable under this Section II.2.A who are foreign nationals shall not exceed comparable compensation paid 56 to an equivalent U.S. employee pursuant to this Section 0.2, unless otherwise approved by the Parties pursuant to Section 57 I.6.A (General Matters). 58 59 B. Operator's cost of holiday, vacation, sickness, and disability benefits, and other customary allowances paid to employees whose 60 salaries and wages are chargeable to the Joint Account under Section 11.2.A, excluding severance payments or other termination 61 allowances. Such costs under this Section II.2.B may be charged on a "when and as-paid basis" or by "percentage assessment" on the 62 amount of salaries and wages chargeable to the Joint Account under Section 11.2.k If percentage assessment is used, the rate shall 63 be based on the Operator's cost experience. 64 66 C. Expenditures or contributions made pursuant to assessments imposed by governmental authority that are applicable to costs chargeable to the Joint Account under Sections 11.2.A and B. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 7

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. Copas 1 D. Personal Expenses of personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A when the 2 expenses are incurred in connection with directly chargeable activities. 3 4 E. Reasonable relocation costs incurred in transferring to the Joint Property personnel whose salaries and wages are chargeable to the 5 Joint Account under Section 112.A. Notwithstanding the foregoing, relocation costs that result from reorganization or merger of a 6 Party, or that are for the primary benefit of the Operator, shall not be chargeable to the Joint Account. Extraordinary relocation 7 costs, such as those incurred as a result of transfers from remote locations, such as Alaska or overseas, shall not be charged to the 8 Joint Account unless approved by the Parties pursuant to Section I.6A (General Matters). 9 10 F. Training costs as specified in COPAS MFI-35 ("Charging of Training Costs to the Joint Account") for personnel whose salaries and 11 wages are chargeable under Section MIA_ This training charge shall include the wages, salaries, training course cost, and Personal 12 Expenses incurred during the training session. The training cost shall be charged or allocated to the property or properties directly 13 benefiting from the training. The cost of the training course shall not exceed prevailing commercial rates, where such rates are 14 available. 15 16 G. Operator's current cost of established plans for employee benefits, as described in COPAS MFI-27 ("Employee Benefits Chargeable 17 to Joint Operations and Subject to Percentage Limitation"), applicable to the Operator's labor costs chargeable to the Joint Account 18 under Sections I12.A and B based on the Operator's actual cost not to exceed the employee benefits limitation percentage most 19 recently recommended by COPAS. 20 21 H. Award payments to employees, in accordance with COPAS MFI-49 ("Awards to Employees and Contractors") for personnel whose 22 salaries and wages are chargeable under Section 112.A. 23 24 3. MATERIAL 25 26 Material purchased or furnished by the Operator for use on the Joint Property in the conduct of Joint Operations as provided under Section 27 IV (Material Purchases, Transfers, and Dispositions), Only such Material shall be purchased for or transferred to the Joint Property as 28 may be required for immediate use or is reasonably practical and consistent with efficient and economical operations. The accumulation 29 of surplus stocks shall be avoided. 30 31 4. TRANSPORTATION 32 33 k Transportation of the Operator's, Operator's Affiliate's, or contractor's personnel necessary for Joint Operations. 34 35 B. Transportation of Material between the Joint Property and another property, or from the Operator's warehouse or other storage point 36 to the Joint Property, shall be charged to the receiving property using one of the methods listed below. Transportation of Material 37 from the Joint Property to the Operator's warehouse or other storage point shall be paid for by the Joint Property using one of the 38 methods listed below: 39 40 (I) If the actual trucking charge is less than or equal to the Excluded Amount the Operator may charge actual trucking cost or a 41 theoretical charge from the Railway Receiving Point to the Joint Property. The basis for the theoretical charge is the per 42 hundred weight charge plus fuel surcharges from the Railway Receiving Point to the Joint Property . The Operator shall 43 consistently apply the selected alternative. 44 45 (2) If the actual trucking charge is greater than the Excluded Amount, the Operator shall charge Equalized Freight. Accessorial 46 charges such as loading and unloading costs, split pick-up costs, detention, call out charges, and permit fees shall be charged 47 directly to the Joint Property and shall not be included when calculating the Equalized Freight. 48 49 5. SERVICES 50 51 The cost of contract services, equipment, and utilities used in the conduct of Joint Operations, except for contract services, equipment, and 52 utilities covered by Section HI (Overhead), or Section 11.7 (Affiliates), or excluded under Section 11.9 (Legal Expense). Awards paid to 53 contractors shall be chargeable pursuant to COPAS MFI-49 ("Awards to Employees and Contractors"). 54 55 The costs of third party Technical Services are chargeable to the extent excluded from the overhead rates under Section 111 (Overhead). 56 57 6. EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR 58 59 Mfg; rrilicattgl) aargegagcrIxfgagizrnent and facilities furnished by the Operator (La,, being equipment and facilities m excess 60 61 62 63 production facilities, Shore Base Facilities, Offshore Facilities, and Field Offices, at rates commensurate with the costs of ownership 64 and operation. The cost of Field Offices shall be chargeable to the extent the Field Offices provide direct service to personnel who 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 8

65 are chargeable pursuant to Section 11.2.A (Labor). Such rates may include labor, maintenance, repairs, other operating expense, 66 insurance, taxes, depreciation using straight line depreciation method, and interest on gross investment less accumulated depreciation not to exceed  eight  percent ( S  %) per annum; provided, however, depreciation shall not be charged when the 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 9

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. copas equipment and facilities investment have been fully depreciated. The rate may include an element of the estimated cost for abandonment, reclamation, and dismantlement Such rates shall not exceed the average commercial rates currently prevailing in the immediate area of the Joint Property. B. In lieu of charges in Section 11.6.A above, the Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property, less twenty percent (20%). If equipment and facilities are charged under this Section 11.6.B, the Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation. For automotive equipment, the Operator may elect to use rates published by the Petroleum Motor Transport Association (PMTA) or such other organization recognized by COPAS as the official source of rates. C. Saltwater disposal facilities, wells and related disposal Infrastructure may not be charged by Operator under this Section 6, but shall be chargeable to consenting parties under Article XVI.K of the Operating Agreement. 7. AFFILIATES A. Charges for an Affiliate's goods and/or services used in operations requiring an AFE or other authorization from the Non-Operators may be made without the approval of the Patties provided (i) the Affiliate is identified and the Affiliate goods and services are specifically detailed in the approved AFE or other authorization, and (ii) the total costs for such Affiliate's goods and services billed to such individual project do not exceed S 0.00 If the total costs for an Affiliate's goods and services charged to such individual project are not specifically detailed in the approved AFE or authorization or exceed such amount, charges for such Affiliate shall require approval of the Parties, pursuant to Section I.6.A (General Matters). B. For an Affiliate's goods and/or services used in operations not requiring an AFE or other authorization from the Non-Operators, charges for such Affiliate's goods and services shall require approval of the Parties, pursuant to Section I.6.A (General Matters), if the charges exceed $ 0.00 in a given calendar year. C. The cost of the Affiliate's goods or services shall not exceed average commercial rates prevailing in the area of the Joint Property, unless the Operator obtains the Non-Operators' approval of such rates. The Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation; provided, however, documentation of commercial rates shall not be required if the Operator obtains Non-Operator approval of its Affiliate's rates or charges prior to billing Non-Operators for such Affiliate's goods and services. Notwithstanding the foregoing, direct charges for Affiliate-owned communication facilities or systems shall be made pursuant to Section 11.12 (Communications). If the Parties fail to designate an amount in Sections II.7.A or 11.7.B, in each instance the amount deemed adopted by the Parties as a result of such omission shall be the amount established as the Operator's expenditure limitation in the Agreement If the Agreement does not contain an Operator's expenditure limitation, the amount deemed adopted by the Parties as a result of such omission shall be zero dollars ($ 0.00). 8. DAMAGES AND LOSSES TO JOINT PROPERTY All costs or expenses necessary for the repair or replacement of Joint Property resulting from damages or losses incurred, except to the extent such damages or losses result from a Party's or Parties' gross negligence or willful misconduct, in which case such Party or Parties shall be solely liable. The Operator shall famish the Non-Operator written notice of damages or losses incurred as soon as practicable after a report has been received by the Operator. 9. LEGAL EXPENSE Recording fees and costs of handling, settling, or otherwise discharging litigation, claims, and liens incurred in or resulting from operations under the Agreement, or necessary to protect or recover the Joint Property, to the extent permitted under the Agreement. Costs of the Operator's or Affiliate's legal staff or outside attorneys, including fees and expenses, are not chargeable unless approved by the Parties pursuant to Section I.6.A (General Matters) or otherwise provided for in the Agreement. Notwithstanding the foregoing paragraph, costs for procuring abstracts, fees paid to outside attorneys for title examinations (including preliminary, supplemental, shut-in royalty opinions, division order title opinions), and curative work shall be chargeable to the extent permitted as a direct charge in the Agreement 10. TAXES AND PERMITS All taxes and permitting fees of every kind and nature, assessed or levied upon or in connection with the Joint Property, or the production therefrom, and which have been paid by the Operator for the benefit of the Parties, including penalties and interest, except to the extent the penalties and interest result from the Operator's gross negligence or willful misconduct If ad valorem taxes paid by the Operator are based in whole or in part upon separate valuations of each Party's working interest, then notwithstanding any contrary provisions, the charges to the Parties will be made in accordance with the tax value generated by each Party's working interest 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 10

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. c op a s Costs of tax consultants or advisors, the Operator's employees, or Operator's Affiliate employees in matters regarding ad valorem or other tax matters, are not permitted as direct charges unless approved by the Parties pursuant to Section I.6.A (General Matters). Charges to the Joint Account resulting from sales/use tax audits, including extrapolated amounts and penalties and interest, are permitted, provided the Non-Operator shall be allowed to review the invoices and other underlying source documents which served as the basis for tax charges and to determine that the correct amount of taxes were charged to the Joint Account If the Non-Operator is not permitted to review such documentation, the sales/use tax amount shall not be directly charged unless the Operator can conclusively document the amount owed by the Joint Account 11. INSURANCE Net premiums paid for insurance required to be carried for Joint Operations for the protection of the Parties. f€ Joint Operations may not be are conducted at locations where the Operator acts as self-insurer in regard to its worker's compensation and employer's liability insurance. 12. COMMUNICATIONS Costs of acquiring, leasing, installing, operating, repairing, and maintaining communication facilities or systems, including satellite, radio and microwave facilities, between the Joint Property and the Operator's office(s) directly responsible for field operations in accordance with the provisions of COPAS MFI-44 ("Field Computer and Communication Systems"). If the communications facilities or systems serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Section 11.6 (Equipment and Facilities Furnished by Operator). If the communication facilities or systems serving the Joint Property are owned by the Operator's Affiliate, charges to the Joint Account shall not exceed average commercial rates prevailing in the area of the Joint Property. The Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation. 13. ECOLOGICAL, ENVIRONMENTAL, AND SAFETY Costs incurred for Technical Services and drafting to comply with ecological, environmental and safety Laws or standards recommended by Occupational Safety and Health Administration (OSHA) or other regulatory authorities. All other labor and functions incurred for ecological, environmental and safety matters, including management, administration, and permitting, shall be covered by Sections 11.2 (Labor), II.5 (Services), or Section III (Overhead), as applicable. Costs to provide or have available pollution containment and removal equipment plus actual costs of control and cleanup and resulting responsibilities of oil and other spills as well as discharges from permitted outfalls as required by applicable Laws, or other pollution containment and removal equipment deemed appropriate by the Operator for prudent operations, are directly chargeable. 14. ABANDONMENT AND RECLAMATION Costs incurred for abandonment and reclamation of the Joint Property, including costs required by lease agreements or by Laws. 15. OTHER EXPENDITURES Any other expenditure not covered or dealt with in the foregoing provisions of this Section 11 (Direct Charges), or in Section III (Overhead) and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations. Charges made under this Section 11.15 shall require approval of the Parties, pursuant to Section I.6.A (General Matters). III. OVERHEAD As compensation for costs not specifically identified as chargeable to the Joint Account pursuant to Section 11 (Direct Charges), the Operator shall charge the Joint Account in accordance with this Section IIL Functions included in the overhead rates regardless of whether performed by the Operator, Operator's Affiliates or third parties and regardless of location, shall include, but not be limited to, costs and expenses of warehousing, other than for warehouses that are jointly owned under this Agreement design and drafting (except when allowed as a direct charge under Sections II.13, M.1.A(ii), and 111.2, Option B) inventory costs not chargeable under Section V (Inventories of Controllable Material)  procurement administration accounting and auditing gas dispatching and gas chart integration 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 11

 COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. Copas • human resources 2 • management 3 • supervision not directly charged under Section 112 (Labor) 4 • legal services not directly chargeable under Section 1L9 (Legal Expense) 5 • taxation, other than those costs identified as directly chargeable under Section 11.10 (Taxes and Permits) 6 • preparation and monitoring of permits and certifications; preparing regulatory reports; appearances before or meetings with 7 governmental agencies or other authorities having jurisdiction over the Joint Property, other than On-site inspections; reviewing, 8 interpreting, or submitting comments on or lobbying with respect to Laws or proposed Laws. 9 10 Overhead charges shall include the salaries or wages plus applicable payroll burdens, benefits, and Personal Expenses of personnel performing 11 overhead functions, as well as office and other related expenses of overhead functions. 12 13 1. OVERHEAD—DRILLING AND PRODUCING OPERATIONS 14 15 As compensation for costs incurred but not chargeable under Section 11 (Direct Charges) and not covered by other provisions of this 16 Section III, the Operator shall charge on either 17 18 I Difla (Alternative 1) Fixed Rate Basis, Section 1111.B. 19 0 (Alternative 2) Percentage Basis, Section 111.I.C. 20 21 A. TECHNICAL SERVICES 22 23 (i) Except as otherwise provided in Section 1113 (Ecological Environmental, and Safety) and Section 111.2 (Overhead – Major 24 Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages, 25 related payroll burdens and benefits, and Personal Expenses for On-site Technical Services, including third party Technical 26 Services: 27 28 I (Alternative 1— Direct) shall be charged direct to the Joint Account 29 30 0 (Alternative 2 — Overhead) shall be covered by the overhead rates. 31 32 (ii) Except as otherwise provided in Section 11.13 (Ecological, Environmental, and Safety) and Section 111.2 (Overhead Major 33 Construction and Catastrophe), or by approval of the Parties pursuant to Section 1.6.A (General Matters), the salaries, wages, 34 related payroll burdens and benefits, and Personal Expenses for Off-site Technical Services, including third party Technical 35 Services: 36 37 I BEEF --(Alternative 1 — All Overhead) shall be covered by the overhead rates. 38 39 0 (Alternative 2 — All Direct) shall be charged direct to the Joint Account 40 41 0 (Alternative 3 – Drilling Direct) shall be charged direct to the Joint Account, only to the extent such Technical Services 42 are directly attributable to drilling, redrilling, deepening, or sidetracking operations, through completion, temporary 43 abandonment, or abandonment if a dry hole. Off-site Technical Services for all other operations, including workover, 44 recompletion, abandonment of producing wells, and the construction or expansion of fixed assets not covered by Section 45 111.2 (Overhead - Major Construction and Catastrophe) shall be covered by the overhead rates. 46 47 Notwithstanding anything to the contrary in this Section m, Technical Services provided by Operator's Affiliates are subject to limitations 48 set forth in Section 11.7 (Affiliates). Charges for Technical personnel performing non-technical work shall not be governed by this Section 49 MIA, but instead governed by other provisions of this Accounting Procedure relating to the type of work being performed. 50 51 B. OVERHEAD—FIXED RATE BASIS 52 53 (1) The Operator shall charge the Joint Account at the following rates per well per month: 54 55 I Drilling Well Rate per month $ 8500.00 (prorated for less than a full month) 56 57 I Producing Well Rate per month $ 850.00 58 59 (2) Application of Overhead—Drilling Well Rate shall be as follows: 60 61 (a) Charges for onshore drilling wells shall begin on the spud date and terminate on the date the drilling and/or completion 62 equipment used on the well is released, whichever occurs later. Charges for offshore and inland waters drilling wells shall 63 begin on the date the drilling or completion equipment arrives on location and terminate on the date the drilling or completion 64 equipment moves off location, or is released, whichever occurs first. No charge shall be made during suspension of drilling 65 and/or completion operations for fifteen (15) or more consecutive calendar days. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 12

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. c op a s (b) Charges for any well undergoing any type of workover, recompletion, and/or abandonment for a period of five (5) or more 2 consecutive work-days shall be made at the Drilling Well Rate. Such charges shall be applied for the period from date 3 operations, with rig or other units used in operations, commence through date of rig or other unit release, except that no charges 4 shall be made during suspension of operations for fifteen (15) or more consecutive calendar days. 5 6 (3) Application of Overhead—Producing Well Rate shall be as follows: 7 (a) An active well that is produced, injected into for recovery or disposal, or used to obtain water supply to support operations for 9 any portion of the month shall be considered as a one-well charge for the entire month. 10 It (b) Each active completion in a multi-completed well shall be considered as a one-well charge provided each completion is 12 considered a separate well by the governing regulatory authority. 13 14 (c) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well, 15 unless the Drilling Well Rate applies, as provided in Sections HI.1.B.(2)(a) or (b). This one-well charge shall be made whether 16 or not the well has produced. 17 18 (d) An active gas well shut in because of overproduction or failure of a purchaser, processor, or transporter to take production shall 19 be considered as a one-well charge provided the gas well is directly connected to a permanent sales outlet_ 20 21 (e) Any well not meeting the criteria set forth in Sections 111.1.B.(3) (a), (b), (c), or (d) shall not qualify for a producing overhead 22 charge. 23 24 (4) The well rates shall be adjusted on the first day of April each year following the effective date of the Agreement; provided, 25 however, if this Accounting Procedure is attached to or otherwise governing the payout accounting under a farrnout agreement, the 26 rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement. The adjustment 27 shall be computed by applying the adjustment factor most recently published by COPAS. The adjusted rates shall be the initial or 28 amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the 29 effective date of such rates, in accordance with COPAS MFI-47 ("Adjustment of Overhead Rates"). 30 31 I C-•-93.LERI4EAD—PERC-RML-4.Crre-BASIS 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 2. OVERHEAD—MAJOR CONSTRUCTION AND CATASTROPHE 59 60 To compensate the Operator for overhead costs incurred in connection with a Major Construction project or Catastrophe, the Operator 61 shall either negotiate a rate prior to the beginning of the project, or shall charge the Joint Account for overhead based on the following 62 rates for any Major Construction project in excess of the Operator's expenditure limit under the Agreement, or for any Catastrophe 63 regardless of the amount. If the Agreement to which this Accounting Procedure is attached does not contain an expenditure limit, Major 64 Construction Overhead shall be assessed for any single Major Construction project costing in excess of $100,000 gross. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 13

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. 1 Major Construction shall mean the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly 2 discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantlement, abandonment, 3 removal, and restoration of platforms, production equipment, and other operating facilities. 4 5 Catastrophe is defined as a sudden calamitous event bringing damage, loss, or destruction to property or the environment, such as an oil 6 spill, blowout, explosion, fire, storm, hurricane, or other disaster. The overhead rate shall be applied to those costs necessary to restore the Joint Property to the equivalent condition that existed prior tothe event 8 9 A. If the Operator absorbs the engineering, design and drafting costs related to the project: 10 11 I (I) 5 % of total costs if such costs are less than $100,000; plus 12 13 I (2) 3 % of total costs in excess of $100,000 but less than $1,000,000; plus 14 15 I (3) 2 %of total costs in excess of $1,000,000. 16 17 B. If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account: 18 19 I (1) 3 % of total costs if such costs are less than $100,000; plus 20 21 I (2) 2 % of total costs in excess of $100,000 but less than $1,000,000; plus 22 23 I (3) 1 % of total costs in excess of $1,000,000. 24 25 Total cost shall mean the gross cost of any one project For the purpose of this paragraph, the component parts of a single Major Fii°c?Ccscti°nJI;2ject gie-1;gubc?,Irr`ea,' sees ately, 1,11,,leitgest oradnrp,lingmtesrvratzespoptirtritsdi,;.vgorkoai wellpstlirifga ter Aiinisrt 2 27 units and downhole artificial lift equipment shall be excluded. For Catastrophes, the rates shall be applied to all costs associated with each 28 single occurrence or event, 29 30 On each project, the Operator shall advise the Non-Operator(s) in advance which of the above options shall apply. 31 32 For the purposes of calculating Catastrophe Overhead, the cost of drilling relief wells, substitute wells, or conducting other well operations 33 directly resulting from the catastrophic event shall be included. Expenditures to which these rates apply shall not be reduced by salvage or 34 insurance recoveries. Expenditures that qualify for Major Construction or Catastrophe Overhead shall not qualify for overhead under any 35 other overhead provisions. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)

36 37 38 In the event of any conflict between the provisions of this Section 111.2 and the provisions of Sections II.2 (Labor), 11.5 (Services), or 117 39 (Affiliates), the provisions of this Section 111.2 shall govern. 40 3. AMENDMENT OF OVERHEAD RATES 41 42 The overhead rates provided for in this Section III may be amended from time to time if, in practice, the rates are found to be insufficient 43 or excessive, in accordance with the provisions of Section L6.B (Amendments). 44 45 46 IV. MATERIAL PURCHASES, TRANSFERS, AND DISPOSITIONS 47 48 49 The Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for direct purchases, transfers, and dispositions. The Operator shall provide all Material for use in the conduct of Joint Operations; however, Material may be supplied by the Non- 50 Operators, at the Operator's option. Material furnished by any Party shall be furnished without any express or implied warranties as to quality, 51 fitness for use, or any other matter. 52 53 I. DIRECT PURCHASES 54 55 Direct purchases shall be charged to the Joint Account at the price paid by the Operator after deduction of all discounts received. The 56 Operator shall make good faith efforts to take discounts offered by suppliers, but shall not be liable for failure to take discounts except to 57 the extent such failure was the result of the Operator's gross negligence or willful misconduct A direct purchase shall be deemed to occur 58 when an agreement is made between an Operator and a third party for the acquisition of Material for a specific well site or location. 59 Material provided by the Operator under "vendor stocking programs," where the initial use is for a Joint Property and title of the Material 60 does not pass from the manufacturer, distributor, or agent until usage, is considered a direct purchase. If Material is found to be defective 61 or is returned to the manufacturer, distributor, or agent for any other reason, credit shall be passed to the Joint Account within sixty (60) 62 days after the Operator has received adjustment from the manufacturer, distributor, or agent 63 64 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 15

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. c op a s 1 2. TRANSFERS 2 3 A transfer is determined to occur when the Operator (i) furnishes Material from a storage facility or from another operated property, (ii) has 4 assumed liability for the storage costs and changes in value, and (iii) has previously secured and held title to the transferred MateriaL 5 Similarly, the removal of Material from the Joint Property to a storage facility or to another operated property is also considered a transfer; 6 provided, however, Material that is moved from the Joint Property to a storage location for safe-keeping pending disposition may remain 7 charged to the Joint Account and is not considered a transfer. Material shall be disposed of in accordance with Section IV.3 (Disposition of 8 Surplus) and the Agreement to which this Accounting Procedure is attached. 9 10 A. PRICING II 12 The value of Material transferred to/from the Joint Property should generally reflect the market value on the date of physical transfer. 13 Regardless of the pricing method used, the Operator shall make available to the Non-Operators sufficient documentation to verify the 14 Material valuation. When higher than specification grade or size tubulars are used in the conduct of Joint Operations, the Operator 15 shall charge the Joint Account at the equivalent price for well design specification tubulars, unless such higher specification grade or 16 sized tubulars are approved by the Parties pursuant to Section L6.A (General Matters). Transfers of new Material will be priced 17 using one of the following pricing methods; provided, however, the Operator shall use consistent pricing methods, and not alternate 18 between methods for the purpose of choosing the method most favorable to the Operator for a specific transfer. 19 20 (1) Using published prices in effect on date of movement as adjusted by the appropriate COPAS Historical Price Multiplier (RPM) 21 or prices provided by the COPAS Computerized Equipment Pricing System (CEPS). 22 23 (a) For oil country tubulars and line pip; the published price shall be based upon eastern mill carload base prices (Houston, 24 Texas, for special end) adjusted as of date of movement, plus transportation cost as defined in Section IV.2.B (Freight). 25 26 (b) For other Material, the published price shall be the published list price in effect at date of movement, as listed by a Supply 27 Store nearest the Joint Property where like Material is normally available, or point of manufacture plus transportation 28 costs as defined in Section IV.2.B (Freight). 29 30 (2) Based on a price quotation from a vendor that reflects a current realistic acquisition cost 31 32 (3) Based on the amount paid by the Operator for like Material in the vicinity of the Joint Property within the previous twelve (12) 33 months from the date of physical transfer. 34 35 (4) As agreed to by the Participating Parties for Material being transferred to the Joint Property, and by the Parties owning the 36 Material for Material being transferred from the Joint Property. 37 38 B. FREIGHT 39 40 Transportation costs shall be added to the Material transfer price using the method prescribed by the COPAS Computerized 41 Equipment Pricing System (CEPS). If not using CEPS, transportation costs shall be calculated as follows: 42 43 (1) Transportation costs for oil country tubulars and line pipe shall be calculated using the distance from eastern mill to the 44 Railway Receiving Point based on the carload weight basis as recommended by the COPAS MFI-38 ("Material Pricing 45 Manual") and other COPAS Mins in effect at the time of the transfer. 46 47 (2) Transportation costs for special mill items shall be calculated from that mills shipping point to the Railway Receiving Point 48 For transportation costs from other than eastern mills, the 30,000-pound interstate truck rate shall be used. Transportation costs 49 for macaroni tubing shall be calculated based on the interstate truck rate per weight of tubing transferred to the Railway 50 Receiving Point 51 52 (3) Transportation costs for special end tubular goods shall be calculated using the interstate truck rate from Houston, Texas, to the 53 Railway Receiving Point 54 55 (4) Transportation costs for Material other than that described in Sections IV.2.B.(I) through (3), shall be calculated from the 56 Supply Store or point of manufacture, whichever is appropriate, to the Railway Receiving Point 57 58 Regardless of whether using CEPS or manually calculating transportation costs, transportation costs from the Railway Receiving Point 59 to the Joint Property are in addition to the foregoing, and may be charged to the Joint Account based on actual costs incurred. All 60 transportation costs are subject to Equalized Freight as provided in Section 11.4 (Transportation) of this Accounting Procedure. 61 62 C. TAXES 63 64 Sales and use taxes shall be added to the Material transfer price using either the method contained in the COPAS Computerized 65 Equipment Pricing System (CEPS) or the applicable tax rate in effect for the Joint Property at the time and place of transfer. In either 66 case, the Joint Account shall be charged or credited at the rate that would have governed had the Material been a direct purchase. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 16

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. copas D. CONDMON 2 3 (1) Condition "A" — New and unused Material in sound and serviceable condition shall be charged at one hundred percent (100%) 4 of the price as determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.0 (Taxes). Material transferred from the 5 Joint Property that was not placed in service shall be credited as charged without gain or loss; provided, however, any unused 6 Material that was charged to the Joint Account through a direct purchase will be credited to the Joint Account at the original 7 cost paid less restocking fees charged by the vendor. New and unused Material transferred from the Joint Property may be 8 credited at a price other than the price originally charged to the Joint Account provided such price is approved by the Parties 9 owning such Material, pursuant to Section L6A (General Matters). All refurbishing costs required or necessary to return the 10 Material to original condition or to correct handling, transportation, or other damages will be borne by the divesting property. 11 The Joint Account is responsible for Material preparation, handling, and transportation costs for new and unused Material t2 charged to the Joint Property either through a direct purchase or transfer. Any preparation costs incurred, including any internal 13 or external coating and wrapping, will be credited on new Material provided these services were not repeated for such Material 14 for the receiving property. 15 t6 (2) Condition "B" — Used Material in sound and serviceable condition and suitable for reuse without reconditioning shall be priced 17 by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.0 (Taxes) by seventy-five percent 18 (75%). 19 20 Except as provided in Section IV.2.D(3), all reconditioning costs required to return the Material to Condition "B" or to correct 21 handling, transportation or other damages will be borne by the divesting property. 22 23 If the Material was originally charged to the Joint Account as used Material and placed in service for the Joint Property, the 24 Material will be credited at the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.0 (Taxes) multiplied 25 by sixty-five percent (65%). 26 27 Unless otherwise agreed to by the Parties that paid for such Material, used Material transferred from the Joint Property that was 28 not placed in service on the property shall be credited as charged without gain or loss. 29 30 (3) Condition "C" — Material that is not in sound and serviceable condition and not suitable for its original function until after 31 reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.0 32 (Taxes) by fifty percent (50%). 33 34 The cost of reconditioning may be charged to the receiving property to the extent Condition "C" value, plus cost of 35 reconditioning, does not exceed Condition "B" value. 36 37 (4) Condition "D" — Material that (i) is no longer suitable for its original purpose but useable for some other purpose, (ii) is 38 obsolete, or (iii) does not meet original specifications but still has value and can be used in other applications as a substitute for 39 items with different specifications, is considered Condition "D" Material. Casing, tubing, or drill pipe used as line pipe shall be 40 priced as Grade A and B seamless line pipe of comparable size and weight Used casing, tubing, or drill pipe utilized as line 41 pipe shall be priced at used line pipe prices. Casing, tubing, or drill pipe used as higher pressure service lines than standard line 42 pipe, e.g., power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods 43 shall be priced on a non-upset basis. For other items, the price used should result in the Joint Account being charged or credited 44 with the value of the service rendered or use of the Material, or as agreed to by the Parties pursuant to Section 1.6.A (General 45 Matters). 46 47 (5) Condition "E"— Junk shall be priced at prevailing scrap value prices. 48 49 E. OTHER PRICING PROVISIONS 50 51 (I) Preparation Costs 52 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 17

53 Subject to Section H (Direct Charges) and Section III (Overhead) of this Accounting Procedure, costs incurred by the Operator 54 in making Material serviceable including inspection, third party surveillance services, and other similar services will be charged 55 to the Joint Account at prices which reflect the Operator's actual costs of the services. Documentation must be provided to the 56 Non-Operators upon request to support the cost of service. New coating and/or wrapping shall be considered a component of 57 the Materials and priced in accordance with Sections IV.I (Direct Purchases) or IV.2.A (Pricing), as applicable. No charges or 58 credits shall be made for used coating or wrapping, Charges and credits for inspections shall be made in accordance with 59 COPAS MFI-38 ("Material Pricing Manual"). 60 61 (2) Loading and Unloading Costs 62 63 Loading and unloading costs related to the movement of the Material to the Joint Property shall be charged in accordance with 64 the methods specified in COPAS MFI-38 ("Material Pricing Manual"). 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 18

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. copas 3. DISPOSITION OF SURPLUS 2 3 Surplus Material is that Material, whether new or used, that is no longer required for Joint Operations. The Operator may purchase, but 4 shall be under no obligation to purchase, the interest of the Non-Operators in surplus Material. 5 6 Dispositions for the purpose of this procedure are considered to be the relinquishment of title of the Material from the Joint Property to 7 either a third party, a Non-Operator, or to the Operator. To avoid the accumulation of surplus Material, the Operator should make good 8 faith efforts to dispose of surplus within twelve (12) months through buy/sale agreements, trade, sale to a third party, division in kind, or 9 other dispositions as agreed to by the Parties. 10 ll Disposal of surplus Materials shall be made in accordance with the terms of the Agreement to which this Accounting Procedure is t2 attached. If the Agreement contains no provisions governing disposal of surplus Material, the following terms shall apply. 13 14 The Operator may, through a sale to an unrelated third party or entity, dispose of surplus Material having a gross sale value that 15 is less than or equal to the Operator's expenditure limit as set forth in the Agreement to which this Accounting Procedure is 16 attached without the prior approval of the Parties owning such Material. 17 18 • If the gross sale value exceeds the Agreement expenditure limit, the disposal must be agreed to by the Parties owning such 19 Material. 20 21 Operator may purchase surplus Condition "A" or "B" Material without approval of the Parties owning such Material, based on 22 the pricing methods set forth in Section IV.2 (Transfers). 23 24 Operator may purchase Condition "C" Material without prior approval of the Parties owning such Material if the value of the 25 Materials, based on the pricing methods set forth in Section IV.2 (Transfers), is less than or equal to the Operator's expenditure 26 limitation set forth in the Agreement. The Operator shall provide documentation supporting the classification of the Material as 27 Condition C. 28 29 • Operator may dispose of Condition "D" or "E" Material under procedures normally utilized by Operator without prior approval 30 of the Parties owning such Material. 31 32 4. SPECIAL PRICING PROVISIONS 33 34 A. PREMIUM PRICING 35 36 Whenever Material is available only at inflated prices due to national emergencies, strikes, government imposed foreign trade 37 restrictions, or other unusual causes over which the Operator has no control, for direct purchase the Operator may charge the Joint 38 Account for the required Material at the Operator's actual cost incurred in providing such Material, making it suitable for use, and 39 moving it to the Joint Property. Material transferred or disposed of during premium pricing situations, shall be valued in accordance 40 with Section IV.2 (Transfers) or Section IV.3 (Disposition of Surplus), as applicable. 41 42 B. SHOP-MADE ITEMS 43 44 Items fabricated by the Operator's employees, or by contract laborers under the direction of the Operator, shall be priced using the 45 value of the Material used to construct the item plus the cost of labor to fabricate the item. If the Material is from the Operator's 46 scrap or junk account, the Material shall be priced at either twenty-five percent (25%) of the current price as determined in Section 47 IV.2.A (Pricing) or scrap value, whichever is higher. In no event shall the amount charged exceed the value of the item 48 commensurate with its use. 49 50 C. MILL REJECTS 51 52 Mill rejects purchased as "limited service" casing or tubing shall be priced at eighty percent (80%) of K-55/J-55 price as determined in 53 Section IV.2 (Transfers). Line pipe converted to casing or tubing with casing or tubing couplings attached shall be priced as K-55/J- 54 55 casing or tubing at the nearest size and weight 55 56 57 V. INVENTORIES OF CONTROLLABLE MATERIAL 58 59 60 The Operator shall maintain records of Controllable Material charged to the Joint Account, with sufficient detail to perform physical inventories. 61 62 Adjustments to the Joint Account by the Operator resulting from a physical inventory of Controllable Material shall be made within twelve (12) 63 months following the taking of the inventory or receipt of Non-Operator inventory report. Charges and credits for overages or shortages will be 64 valued for the Joint Account in accordance with Section IV.2 (Transfers) and shall be based on the Condition "B" prices in effect on the dale of 65 physical inventory unless the inventorying Parties can provide sufficient evidence another Material condition applies. 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 19

COPAS 2005 Accounting Procedure Recommended by COPAS, Inc. copas 1. DIRECTED INVENTORIES 2 3 Physical inventories shall be performed by the Operator upon written request of a majority in working interests of the Non-Operators 4 (hereinafter, "directed inventory"); provided, however, the Operator shall not be required to perform directed inventories more frequently 5 than once every five (5) years. Directed inventories shall be commenced within one hundred eighty (ISO) days after the Operator receives 6 written notice that a majority in interest of the Non-Operators has requested the inventory. All Parties shall be governed by the results of 7 any directed inventory. 8 9 Expenses of directed inventories will be borne by the Joint Accounk provided, however, costs associated with any post-report follow-up to work in settling the inventory will be absorbed by the Party incurring such costs. The Operator is expected to exercise judgment in keeping expenses within reasonable limits. Any anticipated disproportionate or extraordinary costs should be discussed and agreed upon prior to 12 commencement of the inventory. Expenses of directed inventories may include the following: 13 14 A. A per diem rate for each inventory person, representative of actual salaries, wages, and payroll burdens and benefits of the personnel 15 performing the inventory or a rate agreed to by the Parties pursuant to Section I.6.A (General Matters). The per diem rate shall also 16 be applied to a reasonable number of days for pre-inventory work and report preparation. 17 18 B. Actual transportation costs and Personal Expenses for the inventory team. 19 20 C. Reasonable charges for report preparation and distribution to the Non-Operators. 21 22 2. NON-DIRECTED INVENTORIES 23 24 A. OPERATOR INVENTORIES 25 26 Physical inventories that ate not requested by the Non-Operators may be performed by the Operator, at the Operator's discretion. The 27 expenses of conducting such Operator-initiated inventories shall not be charged to the Joint Account 28 29 B. NON-OPERATOR INVENTORIES 30 31 Subject to the terms of the Agreement to which this Accounting Procedure is attached, the Non-Operators may conduct a physical 32 inventory at reasonable times at their sole cost and risk after giving the Operator at least ninety (90) days prior written notice. The 33 Non-Operator inventory report shall be furnished to the Operator in writing within ninety (90) days of completing the inventory 34 fieldwork. 35 36 C. SPECIAL INVENTORIES 37 38 The expense of conducting inventories other than those described in Sections V.1 (Directed Inventories), V.2.A (Operator 39 Inventories), or V.2.B (Non-Operator Inventories), shall be charged to the Party requesting such inventory provided, however, 40 inventories required due to a change of Operator shall be charged to the Joint Account in the same manner as described in Section 41 V.1 (Directed Inventories). 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 65 66COPYRIGHT 0 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS) 20

EXHIBIT “D”

Attached to and made a part of that certain Operating Agreement dated effective the           day of                                , 201 , by and between                                       , Operator, and                                           , Non-Operator.

INSURANCE

The Operator shall carry, for the benefit of the joint account the following insurance, to wit:

A.       Statutory Worker’s Compensation Insurance to cover full liability under the Worker’s Compensation laws of the state in which the Contract Area is located.

B.        Employer’s Liability Insurance with limits of not less than $1,000,000 for accidental injury or death of one or more employees as a result of one accident.

C.        Comprehensive or Commercial General Liability Insurance, including underground resources, pollution liability, operations of subcontractors, contractual liability, explosion, collapse and underground property damage, with a combined single limit of liability for bodily injury and property damage of not less than $1,000,000.

D.       Automobile Liability Insurance covering all owned, non-owned and hired vehicles with a combined single limit of liability for both bodily injury and property damage in an amount not less than $1,000,000.

E.        Umbrella Liability insurance over Sections B., C. and D. with a limit of liability of not less than $5,000,000 per occurrence.

F.        Operator’s Extra Expense or Energy, Exploration and Development Insurance, with a limit per occurrence per 100% working interest, of at least three (3) times dry hole AFE. Non-Operators electing not to participate in control of well insurance must provide a certificate of insurance in the above-mentioned amount and written evidence of their intent to opt-out at least five (5) days prior to spud date.  Failure to reject coverage in writing within five (5) days prior to spud date will be deemed an election to participate in Operator’s coverage through the joint account.

No other insurance shall be carried at the expense of the joint account except by the mutual consent of all parties hereto.

Each Party shall be responsible for maintaining its own insurance in excess of the amounts of coverages specified provided above and, unless provided otherwise above, each Party shall be responsible for insuring its own interest in the Contract Area with respect to physical damage to property, theft or loss of income.

The premiums, taxes, fees, commissions, deductibles, retentions and co-insurance amounts for insurance paid by Operator on securing the above insurance coverages shall be charged to the joint account, and all losses not covered by such insurance shall be charged to the joint account. Operator is not a warrantor of the financial responsibility of the insurer with whom such insurance is carried and Operator shall not be liable to any Non-Operator for any loss suffered on account of the insufficiency of the amount of insurance finally obtained.

Each insurance policy obtained by Operator with respect to operations conducted hereunder, except Worker’s Compensation, shall name the Non-Operators as additional insured.

Operator shall require its contractors and subcontractors to comply with applicable Workers’ Compensation lasts, rules and regulations and carry such insurance as Operator may deem necessary.

Upon written request, Operator shall cause a certificate of the insurance obtained hereunder for the joint account to be delivered to Non-Operators. Such certificate shall describe the coverage obtained hereunder for the joint account to be delivered to Non-Operators, certify that all required coverages are in full force and effect, and shall provide at least 30 days prior written notice to Non-Operators in the event of cancellation.

EXHIBIT “E”

Attached to and made a part of that certain Operating Agreement dated effective the          day of                               , 201 , by and between                                           , Operator, and                                , Non-Operator.

GAS BALANCING AGREEMENT

The Parties to the Operating Agreement to which this Agreement is attached own the working interest in the gas rights underlying the Contract Area covered by such Agreement in accordance with the percentages of participation as set forth in Exhibit “A” to the Operating Agreement.  Under the terms of the Operating Agreement, each Party thereto has the right, subject to existing contracts, to take its share of gas produced from the Contract Area and market same.  However, recognizing that one or more of the Parties may be unable to take its share of the gas from time to time, and to permit each Party to take and dispose of its share of gas production from the Contract Area with as much flexibility as possible, the Parties agree to the balancing arrangement herein set forth.  In the event there is more than one well on the Contract Area, then the terms hereof shall apply individually to each such well in the Contract Area; i.e., on a well-by-well basis.  In the event any well subject herein is completed in multiple Zones, then each Zone shall be treated as a separate well. All balancing hereunder shall be on the basis of Gas taken from the Contract Area measured in MMBtus.

1.             Effective Date and Term

In the event any Party hereto is not at any time taking or marketing its full share of gas or has contracted to sell its share of gas produced from the Contract Area to a purchaser, which does not, at any time while this Agreement is in effect, take the full share of gas attributable to the interest of such Party, the terms of this Agreement shall automatically become effective on the date of initial deliveries of gas from the Contract Area and shall continue in full force and effect as long as the Operating Agreement to which it is attached remains in effect.

2.             Rights of the Parties

The Parties actually taking or marketing gas produced from the Contract Area shall always have the option to produce, take and deliver each month all gas which may be legally and efficiently produced by the wells in the Contract Area.  All Parties hereto shall, however, share in and own the liquid hydrocarbons recovered from such gas by lease equipment in accordance with their respective interests under and subject to the Operating Agreement to which this Agreement is attached regardless of how gas production is being allocated. All Gas taken by a Party in accordance with the provisions of this Agreement, regardless of whether such Party is underproduced or overproduced, shall be regarded as Gas taken for its own account with title thereto being in such taking Party.

3.             Accounting for Gas Sales

On a cumulative basis, (a) each Underproduced Party (a Party who has taken or delivered a lesser volume of gas than the quantity to which such Party is entitled) shall be credited with a volume of gas equal to its full share of the gas produced from the Contract Area, less its share of gas used in Unit operations, vented or lost, and less that portion which such Underproduced Party took or delivered to its purchaser; and (b) each overproduced Party (a Party who has taken or delivered a greater volume of gas than the quantity to which such Party is entitled) shall be debited with a volume of gas equal to the excess which it has actually taken or marketed over its full share of the gas produced from the Contract Area after deduction of its share of gas used in Unit operations, vented or lost.  Each Party taking gas shall furnish or cause to be furnished to the Operator of the Contract Area, a monthly statement of gas taken.

1

4.             Operator Statements

The Operator will maintain a current account of the gas balance between the Parties hereto and will furnish all Parties monthly statements, mailed quarterly, showing the total quantity of gas produced, the total quantity of liquid hydrocarbons, if applicable, and the monthly and cumulative over-and-under account of each Party.

5.             Current Volumetric Balancing

Upon fifteen (15) days prior written notice to Operator, any Underproduced Party may in the month following notice begin taking or delivering to a purchaser its full share of the gas produced.  To allow for the recovery of quantities of Underproduced gas and to balance the gas account of the Parties in accordance with their respective interests and subject to Paragraph 6 herein, the Underproduced Parties shall also be entitled to take, in addition to their full share of the gas produced, a quantity of gas (the “make-up gas”) of up to fifty percent (50%) of the Overproduced Parties’ full share of gas produced and taken plus any portion of all gas produced and saved which is attributable to any Party not taking its full share of available production.  To the extent practicable, such Gas shall be made available initially to each Underproduced Party in the proportion that its percentage interest in the Contract Area bears to the total percentage interests of all Underproduced Parties desiring to take such Gas.  Should the Underproduced Parties not take all of the available make-up gas, the portion of the make-up gas not taken shall be allocated to the legal and proportionate share of Overproduced Parties wishing to take more gas than otherwise available to them in proportion to the ratio of their undivided interests.

6.             Winter Make-up

It is specifically agreed that no Underproduced Party will be allowed to take make-up gas during the months of November, December, January, or February (the “Winter Period”); provided, however, that an Underproduced Party will be allowed to take make-up gas during the Winter Period if the Underproduced Party has taken at least one hundred percent (100%) of the make-up gas to which it was entitled during the four (4) consecutive months immediately prior to the Winter Period.

7.             Operating Costs

Nothing in this Agreement shall change or affect any Party’s obligation to pay its proportionate share of all costs and liabilities incurred in operations on or in connection with the Contract Area, as its share thereof is set forth in the Operating Agreement, irrespective of whether any Party is at any time selling and using Gas or whether such sales or use are in proportion to its percentage interest in the Contract Area.

8.             Annual Cash Balancing

                Beginning on the first day of the first month following the one (1) year anniversary of the first day of production, and on the annual anniversary of said day thereafter, the Overproduced and Underproduced Parties shall balance their accounts. Balancing shall be by cash settlement as provided in the following Paragraph 9. This provision shall apply so long as there is production from the Contract Area.

9.             Final Cash Balancing

Should production of gas from said Zone or well be permanently discontinued during a year before the gas accounts are balanced, the Operator shall make a final determination of the volume of the first accrued overproduction and underproduction, if any, as of the date of such permanent discontinuance, and the identity of the Party or Parties who are overproduced or underproduced.  A cash settlement will then be made between the Underproduced and Overproduced Parties.  Within sixty (60) days after receipt of the final gas settlement statement, each Overproduced Party will send its cash settlement, accompanied by appropriate accounting detail, to the Operator. The Operator will distribute the monies so received, along with any settlement owed by the Operator as an Overproduced Party, to each Underproduced Party to

2

whom settlement is due within ninety (90) days after issuance of the final gas settlement statement.

The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an arm’s length agreement for the Gas taken from time to time by the Overproduced Party in excess of the Overproduced Party’s full share of current production, less any makeup gas taken by the Underproduced Party from the Contract Area.

The values used for calculating the cash settlement under this provision will include all proceeds received for the sale of the Gas by the Overproduced Party calculated at the Balancing Area, after deducting any production or severance taxes paid and any royalty actually paid by the Overproduced Party to an Underproduced Party’s royalty owner(s), to the extent said payments amounted to a discharge of said Underproduced Party’s royalty obligation, as well as any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of the overproduction.

10.           Deliverability Tests

Nothing herein shall be construed to deny any Party the right, from time to time, to produce and take or deliver to its purchaser an entire well stream, if necessary, for a deliverability test not to exceed seventy-two (72) hours duration required under such Party’s gas sales contract.

11.           Nominations

Each Party shall, on a monthly basis, give Operator sufficient time and data either to nominate such Party’s respective share of gas to the transporting pipeline(s) or, if Operator is not nominating such Party’s gas, to inform Operator of the manner in which to dispatch such Party’s gas.  Operator will use its best efforts to cause said deliveries to be made to the designated gas purchasers.  It is expressly agreed that Operator shall not be responsible for any fees and/or penalties associated with imbalances charged by any pipeline to any Non-Operator(s), unless the Operator is proven in the dispatching of such Party’s gas to be grossly negligent or to have engaged in willful misconduct.

12.           Payment of Royalties; Indemnity for Royalty Settlements

Unless otherwise provided in the Operating Agreement (or otherwise required in lease agreements), each Party shall pay or cause to be paid all royalty due with respect to royalty owners to whom it is accountable as if such Party were taking its full share of current production, and only its full share of current production.  Each Party agrees to indemnify and hold each and every other Party harmless from any and all claims for royalty payments asserted by royalty owners to whom each indemnifying Party is accountable.  The term “royalty owner” shall include owners of standard royalties, excess royalties, overriding royalties, production payments and similar interests.

However, in the event any governmental authority requires that royalty payments be made on any other basis than that provided for in this Paragraph 12, each Party agrees to make such royalty payments accordingly, commencing on the effective date required by such governmental authority, and the method provided for herein shall be thereby superseded.

13.           Taxes

Each Party producing and taking or delivering gas to its purchaser shall pay, or cause to be paid, all production and/or excise taxes due on such gas.

14.           Assignment and Rights Upon Assignment

Notwithstanding anything in this Agreement or in the Operating Agreement to the contrary, if any Party assigns (including any sale, exchange or other transfer) any of its working interest in the Contract Area when such Party is an Underproduced or Overproduced Party, the

3

assignment or other act of transfer shall, insofar as the Parties hereto are concerned, include all interest of the assigning or transferring Party in the gas, all rights to receive or obligations to provide or take make-up gas and all rights to receive or obligations to make any monetary payment which may ultimately be due hereunder, as applicable. Operator and each of the other Parties hereto shall thereafter treat the assignment accordingly, and the assigning or transferring Party shall look solely to its assignee or other transferee for any interest in the Gas or monetary payment that such Party may have or to which it may be entitled, and shall cause its assignee or other transferee to assume its obligations hereunder.

This Agreement shall bind the Parties in accordance with the provisions hereof, and nothing herein shall be construed or interpreted as creating any rights in any person or entity not a signatory hereto, or as being a stipulation in favor of any such person or entity.

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EXHIBIT “H”

Attached to and made a part of that certain Operating Agreement dated effective the        day of            201  , by and between                     , Operator, and                                                 , Non-Operator.

MEMORANDUM OF OPERATING AGREEMENT

AND

FINANCING STATEMENT

STATE OF OKLAHOMA §

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF KAY

THIS MEMORANDUM OF OPERATING AGREEMENT AND FINANCING STATEMENT (“Agreement”) is made and entered into by and between                                                    (hereinafter referred to as “Operator”), and the Signatory Party(s) other than Operator shown hereinbelow (hereinafter collectively referred to as “Non-Operators”).

WHEREAS, the parties to this Agreement are owners of certain Oil and Gas Leases and/or Oil and Gas Interests covering the lands described on Exhibit “A” which is attached hereto and made a part hereof (said Lands, Leases or Interests are hereinafter referred to as the “Contract Area”), and in any instance in which the Leases or Interests of a party are not of record, the record owner and the party hereto that owns the interest or rights therein are reflected on said Exhibit “A”; AND,

WHEREAS, the parties hereto have executed an Operating Agreement dated effective the          day of                     201, by and                            between                                                                  , as Operator, and                         , as Non-Operator, (hereinafter referred to as the “Operating Agreement”), covering the Contract Area for the purpose of exploring and developing such lands, Leases and Interests for oil and gas; AND,

WHEREAS, the parties hereto have executed this Agreement for the purpose of imparting notice to all persons of the rights and obligations of the parties under the Operating Agreement and for the further purposes of perfecting those rights capable of perfection.

NOW, THEREFORE, in consideration of the mutual rights, covenants and obligations of the parties hereto, it is hereby agreed between the parties as follows:

1.                             This Agreement is supplemental to the Operating Agreement, which, for all purposes reference is hereby made and the terms and provisions contained therein are incorporated herewith in their entirety, and all terms used herein shall have the same meaning ascribed to them in said Operating Agreement.

2.                             The parties hereby agree that

A.                          The Oil and Gas Leases of the parties comprising the Contract Area shall be subject to and burdened with the terms and provisions of this Agreement and the Operating Agreement, and the parties do hereby commit such Leases to the performance thereof.

B.                            The exploration and development of the Contract Area for oil and gas shall be governed by the terms and provisions of the Operating Agreement, as supplemented by this Agreement.

C.                            All costs and liabilities incurred in operations under this Agreement and the Operating Agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties hereto, as provided in the Operating Agreement.

D.                           Regardless of the record title ownership to the Oil and Gas Leases identified on Exhibit “A”, all production of oil and gas from the Contract Area shall be owned by the parties as provided in the Operating Agreement; provided nothing contained in this Agreement shall be deemed an assignment or cross-assignment of interests covered hereby.

E.                             Each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area as provided in the Operating Agreement.

F.                             Any overriding royalty, production payment, net profits interest or other burden payable out of production hereafter created, assignments of production given as security for the payment of money and those overriding royalties, production payments and other burdens payable out of production heretofore created and defined as Subsequently Created Interests in the Operating Agreement shall be (i) borne solely by the party whose interest is burdened therewith, (ii) subject to suspension if a party is required to assign or relinquish to another party an interest which is subject to such burden, and (iii) subject to the lien and security interest hereinafter provided if the party subject to such burden fails to pay its share of expenses chargeable hereunder and under the Operating Agreement, all upon the terms and provisions and in the times and manner provided by the Operating Agreement.

G.                            The Oil and Gas Leases which are subject hereto may not be assigned or transferred except in accordance with those terms, provisions and restrictions in the Operating Agreement regulating such transfers. This Agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, devisees, legal representatives, and assigns.

H.                           The parties shall have the right to acquire an interest in any renewal, extension or replacement leases, leases proposed to be surrendered, wells proposed to be abandoned, and interests to be relinquished as a result of non-participation in subsequent operations, all in accordance with the terms and provisions of the Operating Agreement.

I.                                The rights and obligations of the parties and the adjustment of interests among them in the event of a failure or loss of title, each party’s right to propose operations, obligations with respect to participation in operations on the Contract Area and the consequences of a failure to participate in operations, the rights and obligations of the parties regarding the marketing of production, and the rights and remedies of the parties for failure to comply with financial obligations shall be as provided in the Operating Agreement.

J.                               Each party’s interest under this Agreement and under the Operating Agreement shall be subject to relinquishment for its failure to participate in subsequent operations and each party’s share of production and costs shall be reallocated on the basis of such relinquishment, all upon the terms and provisions provided in the Operating Agreement.

K.                           All other matters with respect to exploration and development of the Contract Area and the ownership and transfer of the Oil and Gas Leases therein shall be governed by the terms and provisions of the Operating Agreement

3.                             The parties hereby grant reciprocal liens and security interests to each other as follows:

A.                     Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases in the Contract Area which are subject to the Operating Agreement, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this Agreement and the Operating Agreement including but not limited to payment of expenses, interest and fees, the proper disbursement of all monies paid under this Agreement and the Operating Agreement, the assignment or relinquishment of interest in Oil and Gas Leases as required under this Agreement and the Operating Agreement, and the proper performance of operations under this Agreement and the Operating Agreement. Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or, to the extent subject to the Operating Agreement, hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this Agreement and the Operating Agreement, the oil and gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of oil and/or gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

B.                       Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in the Oil and Gas Leases covered by this Agreement and the Operating Agreement by, through or under such party. All parties acquiring an interest in any Oil and Gas Leases covered by this Agreement and the Operating Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have been taken subject to the lien and security interest granted by the Operating Agreement and this instrument as to all obligations attributable to such interest under this Agreement and the Operating Agreement whether or not such obligations arise before or after such interest is acquired.

C.                            To the extent that the parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interest or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of oil and gas until the amount owed by such party, plus interest, has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of oil and gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

D.                           If any party fails to pay its share of expenses within one hundred twenty (120) days after rendition of a statement therefore by Operator, the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in this paragraph 3 and in Article VILE of the Operating Agreement, and each paying party may independently pursue any remedy available under the Operating Agreement or otherwise.

E.                             If any party does not perform all of its obligations under this Agreement or the Operating Agreement, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this Agreement or the Operating Agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder or under the Operating Agreement, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

F.                             The lien and security interest granted by this paragraph 3 supplements identical rights granted under the Operating Agreement.

G.                           To the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due under this Agreement and the Operating Agreement for services performed or materials supplied by Operator.

H.                           The above described security will be financed at the wellhead of the well or wells located on the Contract Area and this Memorandum of Operating Agreement and Financing Statement may be filed in the land records in the County in which the Contract Area is located, and as a financing statement in all recording offices required under the Uniform Commercial Code or other applicable state statutes to perfect the above described security interest, and any party hereto may file a continuation statement as necessary under the Uniform Commercial Code, or other state laws.

This Agreement shall be effective as of the date of the Operating Agreement as above recited. Upon termination of this Agreement and the Operating Agreement and the satisfaction of all obligations thereunder, Operator is authorized to file of record in all necessary recording offices a notice of termination, and upon the request of Operator, each party hereto agrees to execute such a notice of termination as to Operator’s interest, if Operator has complied with all of its financial obligations.

5.                             This Agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns. Every sale, encumbrance, transfer or other disposition made by any party of any interest in the Oil and Gas Leases subject hereto shall be made expressly subject to this Agreement and the Operating

Agreement and without prejudice to the rights of the other parties. The assignee of an ownership interest in any Oil and Gas Lease shall be deemed a party to this Agreement and the Operating Agreement as to the interest assigned from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party under this Agreement or the Operating Agreement with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted under this Agreement and the Operating Agreement in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VILB of the Operating Agreement and hereby shall continue to burden the interest transferred to secure payment of any such obligations.

6                                In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Operating Agreement, then, as between the parties, the terms and provisions of the Operating Agreement shall control.

7.                             This Agreement shall be binding upon each Non-Operator and Operator notwithstanding that this Agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. In the event that any provision herein is illegal or unenforceable, the remaining provisions shall not be affected, and shall be enforced as if the illegal or unenforceable provision did not appear herein.

IN WITNESS WHEREOF, this Agreement shall be effective as of the            day of                    201.

OPERATOR:

By:
Name:
Title:

NON-OPERATORS:

By:
Name:
Title:

ACKNOWLEDGMENTS

STATE OF

COUNTY OF

On this            day of                            , 201  , before me, the undersigned, a Notary Public in and for said County and State, personally appeared                                      , to me known to be the identical person who executed the within and foregoing instrument, as                             of                                         , and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of said limited liability company, for the uses and purposes therein set forth.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THE DAY AND YEAR LAST ABOVE WRITTEN.

My Commission Expires:
Notary Public in and for
County, State of

STATE OF

COUNTY OF

On this            day of                            , 201, before me, the undersigned, a Notary Public in and for said County and State, personally appeared                                      , to me known to be the identical person who executed the within and foregoing instrument, as                              of                                         and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THE DAY AND YEAR LAST ABOVE WRITTEN.

My Commission Expires:
Notary Public in and for
County, State of

EXHIBIT “A”

Attached to and made a part of that certain Memorandum of Operating Agreement and Financing Statement effective the         day of                          , 201  , by and between Orion Exploration Partners, LLC, Operator, and the Signatory Parties thereto, Non-Operators.

I.                          DESCRIPTION OF LANDS SUBJECT TO THIS AGREEMENT

All of the AMI lands in         County, Oklahoma, , and the oil and gas leases and force pooling order listed below, including any extensions, renewals or replacements thereof.

IL DEPTH RESTRICTIONS

None.

Ill WORKING INTEREST OWNERSHIP / SIGNATORY PARTIES

WI Owner	W I %

Operator Name
Address
City and State

(Participant)
Address
City/State

100.00000%

IV. OIL AND GAS LEASES AND FORCE POOLED INTERESTS SUBJECT TO THIS AGREEMENT

1.      Lessor:

Lessee:

Lease Date:

Recordation:

Description:

2.      Lessor:

Lessee:

Lease Date:

Recordation:

Description:

3.      Force Pooling Order No.

Prepared by                                  (  / /li

ORION Exploration Partners, LLC	www.orionexploration.com

EXHIBIT “E-1”

Attached To that certain Participation and AMI Agreement, by and between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc. dated April 17, 2012

See attached.

EXHIBIT E-1 to the Participation and AMI Agreement

Orion Exploration, LLC.

7129 South Riverside Drive, Tulsa, Ok. 74136-5053

‘ESTIMATE OF COSTS AND AUTHORIZATION FOR EXPENDITURE

WELL NAME Hercyk SWD 1-31	DATE 3/2/2012
FIELD/AREA Cowboy	DISTRICT
COUNTY/STATE Kay/Oklahoma	AFE NUMBER
OPERATOR Orion	COMPANY W. I.
T.D./OBJECTIVE 5800’/Arbuckle-Granite	BILLING CODE
LEASE COMPANY NO.	COST CENTER
LEASE SERIAL NO.	REQ. START DATE
LEGAL DESCRIPTION Sec.31-T27N-R2E	REQ. COMPLETION DATE
DESCRIPTION OF WORK Drill and Complete a large capacity SWD for Cowboy Prospect

INTANGIBLE COSTS

ACCOUNT	DRY HOLE	PRODUCER
710-00 DRILLING (IDC)
710-02 Land and Legal	2,500	2,500
710-11 Surveying and Permits	2,000	2,000
710-12 Damages, Right-Of-Way, Cleanup	7,500	7,500
710-14 Drilling Supervision
710-16 Location Cost, Road, Dirt Work	35,000	35,000
710-04 Drilling and Engineering Consultant	15,000	15,000
710-21 Conductor Hole and Services	8,000	8,000
710-15 Water and Water Hauling	5,000	5,000
Drilling Contract
Turnkey Contract
710-23	Move, Rig Up & Down	25,000	25,000
710-24	Footage	ft c	S/ft	0.-	0
710-25	Day Work	days @	S/day	150,000	150,000
710-25	Day Work	days @	S/day
710-26 Fuel	40,000	40,000
710-30 Drilling Mud and Additives	15,000	15,000
710-34 Bits and Reamers	30,000	30,000
710-35 Rental Drill String
710-36 Surface Equipment Rentals	22,000	22,000
710-33 Cement & Cementing - Casing (Surface/Intermediate)	15,000	15,000
730-08 Cement & Cementing - Casing (Production)	25,000
710-27 Drill Stern Tests
710-28 Coring and Core Analysis
710-29 Mud Logging Services	14,000	14,000
710-31 Open Hole Logs	35,000	35,000
710-32 Directional Services and Equipment
710-07 Geological Consultant
710-17 Freight and Trucking	8,000	8,000
710-18 Contract Labor
710-19 Casing Liner Setting Tools & Service
710-22 Power Tongs and Casing Crews	10,000	18,000
710-37 Supplies and Misc. Drilling	8,000	8,000
710-38 Fishing	1,000	1,000
710-13 Plugging Charges
710-05 Drilling Overhead	9,000	9,000
710-10 Mud Disposal and pit reclaimation	20,000	20,000

COMPLETION (ICC)
730-01 General
730-11 Wireline Services
730-19 Completion Rig	days c	S/day	18,000
730-25 Completion Tool Rentals	10,000
730-28 Cased Hole Logs	5,000
730-14 Formation Stimulation	40,000
730-20 Completion Supervision - Co.
730-06 Completion Consultant	10,000
730-26 Well Test Contractor
730-10 Perforating
730-16 Water and Water Hauling	5,000
730-05 Trucking	5,000
730-03 Supplies	3,000
730-24 Pipeline Tap
730-22 Completion/Roustabout Service	15,000
730:02 Roads & location	10,000
730-15 Surface Equipment Rentals	6,000
730-21 Completion Overhead	3,000

TOTAL INTANGIBLES	$477,000	$640,000

TANGIBLE MATERIAL COSTS

ACCT. CODE		DRY HOLE	PRODUCER
.840.xxx EQUIPMENT

DRILLING
Casing
710-20	Conductor
710-20	Surface	10,000	10,000
710-20	Intermediate	150,000	150,000
130-15	Production / Liner

COMPLETION
130-20 Tubing			100,000
130-05 Casing Heads,TubIng Heads, Xmas tree		5,000	25,000
130-06 Miscellaneous Wellhead Equipment			2,000
130-02 Bridge Plugs and Packers			10,000

PRODUCTION
130-25 Rod String
72300 Subsurface Pumps
130-65 Pumping Unit
130-70 Prime Mover			115,000
130-35 Valves, Fittings and Pipe			35,000
130-30 Gas Production Unit
72555 Dehydrator
130-45 Stock Tanks and Stairs			35,000
130-50 Separators/FWKO
72565 Heater-Treater/3 phase separator
130-85 Miscellaneous Lease Equipment /Electrical Service			40,000
130-22 Pipelines			5,000
130-40 Lateral Lines			5,000
130-60 Meter Run & Flow Meter
130-73 Compressor
730-23 Installation - Labor			35,000
730-09 Right-of-Way and Archaeology
730-17 Survey			1,000

TOTAL TANGIBLES		$165,000	$568,000
TOTAL CONTIGENCIES		$15,000	$20,000
GRAND TOTAL WELL COST		$657,000	$1,228,000
COMPANY NET SHARE OF COSTS		$0	$0

Note:              Costs shown are estimates only and approval shall be extended to actual costs incurred in conducting the work authorized whether the cost is more or less.

PREPARED BY	DATE

OPERATIONS MANAGER	DATE

DIVISION LANDMAN	DATE

GENERAL MANAGER	DATE

WORKING INTEREST APPROVAL I

COMPANY	WORKING INTEREST	APPROVED BY	DATE

TOTAL

elect to participate	do not elect to participate

ORION Exploration Partners, LLC	www.orionexploration.com

EXHIBIT “E-2”

Attached To that certain Participation and AMI Agreement, by and between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc. dated April 17, 2012

See attached.

EXHIBIT E-2 to the Participation and AMI Agreement

7129 South Riverside Drive, Tulsa, Ok 74136-5053

ESTIMATE OF COSTS AND AUTHORIZATION FOR EXPENDITURE

WELL NAME Sneath 1-24H	DATE 3/2/2012
FIELD/AREA Cowboy	DISTRICT
COUNTY/STATE Kay/Oklahoma	AFE NUMBER
OPERATOR OEP.LLC	COMPANY W. I.
T.D./OBJECTIVE 3750’TVD/Mississippi	BILLING CODE
LEASE COMPANY NO.	COST CENTER
LEASE SERIAL NO.	REQ. START DATE
LEGAL DESCRIPTION Sec.24-T27N-R1E	REQ. COMPLETION DATE
DESCRIPTION OF WORK Drill and complete a horizontal Mississippi producer

INTANGIBLE COSTS

ACCOUNT	DRY HOLE	PRODUCER
710-00 DRILLING (IDC)
710-02 Land and Legal	10,000	10,000
710-11 Surveying and Permits	1,000	1,000
710-12 Damages, Right-Of-Way, Cleanup	20,000	20,000
710-14 Drilling Supervision	1,000	2,000
710-16 Location Cost, Road, Dirt Work	40,000	40,000
710-04 Drilling and Engineering Consultant	30,000	30,000
710-21 Conductor Hole and Services	10,000	10,000
710-15 Water and Water Hauling	6,000	6,000
Drilling Contract
Turnkey Contract
710-23	Move, Rig Up & Down	35,000	35,000
710-24	Footage	ft @	$/ft
710-25	Day Work	days @	$/day	300,000	300,000
710-25	Day Work	days @	$/day
710-26 Fuel	75,000	75,000
710-30 Drilling Mud and Additives	45,000	45,000
710-34 Bits and Reamers	50,000	50,000
710-35 Rental Drill String	35,000	35,000
710-36 Surface Equipment Rentals	40,000	40,000
710-33 Cement & Cementing - Casing (Surface/Intermediate)	20,000	20,000
730-08 Cement & Cementing - Casing (Production)	20,000
710-27 Drill Stem Tests
710-28 Coring and Core Analysis
710-29 Mud Logging Services	17,000	17,000
710-31 Open Hole Logs	50,000	50,000
710-32 Directional Services and Equipment	225,000	225,000
710-07 Geological Consultant
710-17 Freight and Trucking	10,000	10,000
710-18 Contract Labor
710-19 Casing Liner Setting Tools & Service	10,000
710-22 Power Tongs and Casing Crews	8,000	18,000
710-37 Supplies and Misc. Drilling	15,000	15,000
710-38 Fishing	1,000	1,000
710-13 Plugging Charges
710-05 Drilling Overhead	5,000	5,000
710-10 Mud Disposal and pit reclaimation	35,000	35,000

COMPLETION (ICC)
730-01 General
730-11 Wireline Services
730-19 Completion Rig	days @	$/day	32,000
730-25 Completion Tool Rentals	15,000
730-28 Cased Hole Logs	5,000
730-14 Formation Stimulation	610,000
730-20 Completion Supervision - Co.
730-06 Completion Consultant	10,000
730-26 Well Test Contractor
730-10 Perforating	70,000
730-16 Water and Water Hauling	80,000
730-05 Trucking	5,000
730-03 Supplies	5,000
730-24 Pipeline Tap	20,000
730-22 Completion/Roustabout Service	20,000
730-02 Roads & location	8,000
730-15 Surface Equipment Rentals	50,000
730-21 Completion Overhead	3,000

TOTAL INTANGIBLES	$1,084,000	$2,058,000

TANGIBLE MATERIAL COSTS

ACCT. CODE			DRY HOLE	PRODUCER
.840.m EQUIPMENT

DRILLING
Casing
710-20	Conductor
710-20	Surface	500’ of 9 5/8”	12,000	12,000
710-20	Intermedlati 5000’ of 7”		110,000	110,000
130-15	Production / Liner	4200’ of 4 112”		40,000

COMPLETION
130-20 Tubing				28,000
130.05 Casing Heads,Tubing Heads, Xmas tree			5,000	16,000
130-06 Miscellaneous Wellhead Equipment				2,000
130-02 Bridge Plugs and Packers				35,000

PRODUCTION
130-25 Rod String
72300 Subsurface Pumps				160,000
130-65 Pumping Unit
130-70 Prime Mover
130-35 Valves, Fittings and Pipe				35,000
130-30 Gas Production Unit
72555 Dehydrator
130-45 Stock Tanks and Stairs				35,000
130-50 Separators/FWKO				25,000
72565 Heater-Treater/3 phase seperator
130.85 Miscellaneous Lease Equipment /Electrical Service				35,000
130-22 Pipelines				115,000
130-40 Lateral Lines				15,000
130-60 Meter Run & Flow Meter				4,000
130-73 Compressor
730-23 Installation - Labor				25,000
730-09 Right-of-Way and Archaeology
730-17 Survey				1,000

TOTAL TANGIBLES			$127,000	$693,000
TOTAL CONTIGENCIES			$40,000	$50,000
GRAND TOTAL WELL COST			$1,251,000	$2,801,000
COMPANY NET SHARE OF COSTS			$0	$0

Note:              Costs shown are estimates only and approval shall be extended to actual costs incurred in conducting the work authorized whether the cost is more or less.

PREPARED BY	DATE

OPERATIONS MANAGER	DATE

DIVISION LANDMAN	DATE

GENERAL MANAGER	DATE

WORKING INTEREST APPROVAL

COMPANY	WORKING INTEREST	APPROVED BY	DATE

TOTAL

elect to participate	do not elect to participate

EXHIBIT “E-3”

Attached To that certain Participation and AM’ Agreement, by and between Orion Exploration Partners, LLC and Evolution Petroleum OK, Inc. dated April 17, 2012

See attached.

EXHIBIT E-3 to the Participation and AMI Agreement

Orion Exploration, LLC.

7129 South Riverside Drive, Tulsa, Ok. 74136-5053

ESTIMATE OF COSTS AND AUTHORIZATION FOR EXPENDITURE

WELL NAME Hendrickson Trust 1-1 H	DATE 3/2/2012
FIELD/AREA Cowboy	DISTRICT
COUNTY/STATE Kay/Oklahoma	AFE NUMBER
OPERATOR OEP.LLC	COMPANY W. I.
T.D./OBJECTIVE 3750’TVD/Mississippi	BILLING CODE
LEASE COMPANY NO.	COST CENTER
LEASE SERIAL NO.	REQ. START DATE
LEGAL DESCRIPTION Sec. 1-T26N-R1E	REQ. COMPLETION DATE producer (Including seismic for the section)
DESCRIPTION OF WORK Drill and complete a horizontal Mississippi

INTANGIBLE COSTS

ACCOUNT	DRY HOLE	PRODUCER
710-00 DRILLING (IDC)
710-02 Land and Legal	10,000	10,000
710-11 Surveying and Permits, including seismic	70,000	70,000
710-12 Damages, Right-Of-Way, Cleanup	20,000	20,000
710-14 Drilling Supervision	1,000	2,000
710-16 Location Cost, Road, Dirt Work	40,000	40,000
710-04 Drilling and Engineering Consultant	30,000	30,000
710-21 Conductor Hole and Services	10,000	10,000
710-15 Water and Water Hauling	6,000	6,000
Drilling Contract
Turnkey Contract
710-23	Move, Rig Up & Down	35,000	35,000
710-24	Footage	ft @	$/ft
710-25	Day Work	days (§)	$/day	300,000	300,000
710-25	Day Work	days ig)	$/day
710-26 Fuel	75,000	75,000
710-30 Drilling Mud and Additives	45,000	45,000
710-34 Bits and Reamers	50,000	50,000
710-35 Rental Drill String	35,000	35,000
710-36 Surface Equipment Rentals	40,000	40,000
710-33 Cement & Cementing - Casing (Surface/Intermediate)	20,000	20,000
730-08 Cement & Cementing - Casing (Production)	20,000
710-27 Drill Stem Tests
710-28 Coring and Core Analysis
710-29 Mud Logging Services	17,000	17,000
710-31 Open Hole Logs	50,000	50,000
710-32 Directional Services and Equipment	225,000	225,000
710-07 Geological Consultant
710-17 Freight and Trucking	10,000	10,000
710-18 Contract Labor
710-19 Casing Liner Setting Tools & Service	10,000
710-22 Power Tongs and Casing Crews	8,000	18,000
710-37 Supplies and Misc. Drilling	15,000	15,000
710-38 Fishing	1,000	1,000
710-13 Plugging Charges
710-05 Drilling Overhead	5,000	5,000
710-10 Mud Disposal and pit reclaimation	35,000	35,000

COMPLETION (ICC)
730-01 General
730-11 Wireline Services
730-19 Completion Rig	days @	$/day	32,000
730-25 Completion Tool Rentals	15,000
730-28 Cased Hole Logs	5,000
730-14 Formation Stimulation	610,000
730-20 Completion Supervision - Co.
730-06 Completion Consultant	10,000
730-26 Well Test Contractor
730-10 Perforating	70,000
730-16 Water and Water Hauling	80,000
730-05 Trucking	5,000
730-03 Supplies	5,000
730-24 Pipeline Tap	20,000
730-22 Completion/Roustabout Service	20,000
730-02 Roads & location	8,000
730-15 Surface Equipment Rentals	50,000
730-21 Completion Overhead	3,000

TOTAL INTANGIBLES	$1,153,000	$2,127,000

I TANGIBLE MATERIAL COSTS

ACCT. CODE			DRY HOLE	PRODUCER
.840.xxx EQUIPMENT

DRILLING
Casing
710-20	Conductor
710-20	Surface	500’ of 9 5/8”	12,000	12,000
710-20	Intermediate 5000’ of 7”		110,000	110,000
130-15	Production / Liner	4200’ of 4 1/2”		40,000

COMPLETION
130-20 Tubing				28,000
130-05 Casing Heads,Tubing Heads, Xmas tree			5,000	16,000
130-06 Miscellaneous Wellhead Equipment				2,000
130-02 Bridge Plugs and Packers				35,000

PRODUCTION
130-25 Rod String
72300 Subsurface Pumps				180,000
130-65 Pumping Unit
130-70 Prime Mover
130-35 Valves, Fittings and Pipe				35,000
130-30 Gas Production Unit
72555 Dehydrator
130-45 Stock Tanks and Stairs				35,000
130-50 Separators/FWKO				25,000
72565 Heater-Treater/3 phase seperator
130-85 Miscellaneous Lease Equipment /Electrical Service				35,000
130-22 Pipelines				115,000
130-40 Lateral Lines				15,000
130-60 Meter Run & Flow Meter				4,000
130-73 Compressor
730-23 Installation - Labor				25,000
730-09 Right-of-Way and Archaeology
730-17 Survey				1,000

TOTAL TANGIBLES			$127,000	$693,000
TOTAL CONTIGENCIES			$40,000	$50,000
GRAND TOTAL WELL COST			$1,320,000	$2,870,000
COMPANY NET SHARE OF COSTS			$0	$0

Note:              Costs shown are estimates only and approval shall be extended to actual costs incurred in conducting the work authorized whether the cost is more or less.

PREPARED BY	DATE

OPERATIONS MANAGER	DATE

DIVISION LANDMAN	DATE

GENERAL MANAGER	DATE

‘WORKING INTEREST APPROVAL

COMPANY	WORKING INTEREST	APPROVED BY	DATE

TOTAL

elect to participate	do not elect to participate